                    As Filed with the SEC on April 30, 2001



                                                      Registration No. 33-12362


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM N-4
                             REGISTRATION STATEMENT




                             SECURITIES ACT OF 1933         [ ]
                           PRE-EFFECTIVE AMENDMENT NO.      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 26    [X]



                                      AND



                          REGISTRATION STATEMENT UNDER      [ ]
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 27            [X]



                                ---------------

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24
                           (EXACT NAME OF REGISTRANT)


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)
                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                                 (973) 802-8781
                  (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S
                         PRINCIPAL'S EXECUTIVE OFFICES)

                                ---------------



                               JONATHAN D. SHAIN
                            VP AND CORPORATE COUNSEL
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              THREE GATEWAY CENTER
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)



                                    COPY TO:
                          CHRISTOPHER E. PALMER, ESQ.
                                 SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                ---------------

It is proposed that this filing will become effective (Check appropriate space):


            immediately upon filing pursuant to paragraph (b) of Rule 485

        X   on May 1, 2001 pursuant to paragraph (b) of Rule 485

            60 days after filing pursuant to paragraph (a)(i) of Rule 485

            on            pursuant to paragraph (a)(1) of Rule 485
               ----------
            (date)

            75 days after filing pursuant to paragraph (a)(ii) of Rule 485

            on            pursuant to paragraph (a)(ii) of Rule 485
               ----------
            (date)



    If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previous filed post-effective amendment.

PROSPECTUS

May 1, 2001

                             THE MEDLEY(SM) PROGRAM


This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24.


The Prudential Variable Contract Account-10 (VCA 10) invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

The Prudential Variable Contract Account-11 (VCA 11) invests in money market instruments. Its investment goal is as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in VCA 11 is neither insured nor guaranteed by the U.S. Government.

The Prudential Variable Contract Account-24 (VCA 24) allows you to invest in one or more of the portfolios of The Prudential Series Fund, Inc. (the Series Fund). A prospectus for the Series Fund is included with this prospectus and describes the investment goals of the seven Series Fund portfolios offered through VCA 24.

Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you can get a copy of the MEDLEY Statement of Additional Information (SAI) dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:



                            The Prudential Insurance Company of America
                            Prudential Retirement Services
                            30 Scranton Office Park
                            Scranton, PA 18507-1789


FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACTS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------


                                                 [PRUDENTIAL FINANCIAL LOGO]

                               TABLE OF CONTENTS

                                                                                 PAGE
GLOSSARY OF SPECIAL TERMS.....................................................      3
FEE TABLES....................................................................      4
SUMMARY.......................................................................      6
PRUDENTIAL....................................................................      8
THE INVESTMENT OPTIONS........................................................      8
INVESTMENT PRACTICES..........................................................      8
  VCA 10......................................................................      9
  VCA 11......................................................................     11
  The Series Fund Portfolios..................................................     12
DETERMINATION OF ASSET VALUE..................................................     13
MANAGEMENT....................................................................     14
CONTRACT CHARGES..............................................................     14
  Deferred Sales Charge.......................................................     14
  Waiver of Deferred Sales Charge.............................................     14
  Annual Account Fee..........................................................     15
  Charge for Administrative Expenses and Investment Management Services.......     15
  Modification of Charges.....................................................     15
THE CONTRACTS.................................................................     16
  The Accumulation Period.....................................................     16
    1. Contributions..........................................................     16
    2. The Unit Value.........................................................     16
    3. Withdrawal of Contributions............................................     16
    4. Systematic Withdrawal Plan.............................................     17
    5. Texas Optional Retirement Program......................................     18
    6. Death Benefits.........................................................     18
    7. Discontinuance of Contributions........................................     18
    8. Transfer Payments......................................................     18
    9. Requests by Telephone and Other Electronic Means.......................     19
   10. Prudential Mutual Funds................................................     19
   11. Loans..................................................................     20
   12. Modified Procedures....................................................     21
 The Annuity Period...........................................................     21
    1. Electing the Annuity Date and the Form of Annuity......................     21
    2. Available Forms of Annuity.............................................     21
    3. Purchasing the Annuity.................................................     22
  Assignment..................................................................     22
  Changes in the Contracts....................................................     22
  Reports.....................................................................     22
  Performance Information.....................................................     23
FEDERAL TAX STATUS............................................................     23
VOTING RIGHTS.................................................................     26
LITIGATION....................................................................     26
TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION.......................     29
APPENDIX......................................................................     30
FINANCIAL HIGHLIGHTS  - VCA 10................................................     32
FINANCIAL HIGHLIGHTS  - VCA 11................................................     33
FINANCIAL HIGHLIGHTS  - VCA 24................................................     34

                            Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contracts, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

ACCUMULATION PERIOD: The period that begins with the Contract date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

ACCUMULATION ACCOUNT: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

COMPANION CONTRACT: A fixed dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY program.

CONTRACTS: The group variable annuity contracts described in this prospectus.


CONTRACT DATE: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.


CONTRACTHOLDER: The employer, association or trust to which Prudential has issued a Contract.

CONTRIBUTIONS: Payments made by the Contractholder under the Contract for the benefit of a Participant.

INCOME PERIOD: The period that begins when you start receiving income payments under a Contract.

INVESTMENT OPTIONS: VCA 10, VCA 11 and VCA 24.


NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.



NON-QUALIFIED COMBINATION CONTRACT: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.


PARTICIPANT OR YOU: The person for whose benefit contributions are made under a Contract.

PRUDENTIAL OR WE: The Prudential Insurance Company of America.


QUALIFIED COMBINATION CONTRACT: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.



SEPARATE ACCOUNT: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.


TAX DEFERRAL: A way to increase your assets without being taxed every year. Taxes are not paid on investment gain until you take money out of your Contract.

UNIT AND UNIT VALUE: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

                                   Fee Tables

VCA 10 AND VCA 11
PARTICIPANT TRANSACTION EXPENSES


Sales Load Imposed on Purchases..........................................   None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*     7%
Exchange Fee.............................................................   None
ANNUAL CONTRACT FEE (maximum)............................................    $30
ANNUAL EXPENSES (as a percentage of average net assets)
Mortality and Expense Risk Fees..........................................   None
Investment Management Fees...............................................  0.25%
Maximum Administrative Fees**............................................  0.75%
Total Annual Expenses....................................................  1.00%


------------------------------
* The deferred sales load decreases by 1% each year of Program participation as follows:
  7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.


** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder's retirement arrangement.



VCA 10 and VCA 11 Examples



These examples will help you compare the fees and expenses of the VCA 10 and VCA 11 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*


If you surrender your Contract at the end
of the applicable time period:                                                1 year    3 years    5 years    10 years
                                                                                ----      -----      -----       -----
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $80       $82         $85        $123
If you annuitize at the end of the applicable time period:
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $10       $32         $55        $123
If you do not surrender your Contract:
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $10       $32         $55        $123

------------------------------

* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24
PARTICIPANT TRANSACTION EXPENSES


Sales Load Imposed on Purchases................................................     None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*             7%
Exchange Fee...................................................................     None
ANNUAL CONTRACT FEE (maximum)..................................................      $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average net assets)
Mortality and Expense Risk Fees................................................     None
Administrative Fees............................................................    0.75%
Total Annual Expenses..........................................................    0.75%


------------------------------
* The deferred sales load decreases by 1% each year of Program participation as follows:
  7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

SERIES FUND PORTFOLIO ANNUAL EXPENSES


                                     Conservative   Diversified                    Flexible
                                       Balanced        Bond        Equity           Managed
                                      Portfolio     Portfolio     Portfolio        Portfolio
                                     ------------   ---------    -----------      ---------
Investment Management Fee...........    .55%          .40%          .45%            .60%
Other Expenses......................    .05%          .05%          .04%            .04%
Total Annual Portfolio Expenses.....    .60%          .45%          .49%            .64%




                                                       Government
                                          Global         Income        Stock Index
                                         Portfolio     Portfolio        Portfolio
                                         ---------     -----------     ------------
Investment Management Fee...........       .75%           .40%             .35%
Other Expenses......................       .10%           .07%             .04%
Total Annual Portfolio Expenses.....       .85%           .47%             .39%



VCA 24 EXAMPLES



These examples will help you compare the fees and expenses of the VCA 24 Contract with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*



You would pay the following expenses on each
$1,000 invested, assuming a 5% annual return
and redemption at the end of the time period:          1 Year    3 Years   5 Years  10 Years
                                                       ------    -------   -------  -------
Conservative Balanced...............................    77        88        102      164
Diversified Bond....................................    75        83         94      147
Equity..............................................    76        85         96      151
Flexible Managed....................................    77        89        104      168
Global..............................................    79        96        115      191
Government Income...................................    76        84         95      149
Stock Index.........................................    75        82         90      140



You would pay the following expenses on each
$1,000 invested, assuming a 5% annual return
and no redemption at the end of the time period:      1 Year   3 Years   5 Years  10 Years
                                                       -----    ------   -------  --------
Conservative Balanced...............................   14        43        75       164
Diversified Bond....................................   12        38        67       147
Equity..............................................   13        40        69       151
Flexible Managed....................................   16        51        88       191
Global..............................................   13        39        68       149
Government Income...................................   14        44        77       168
Stock Index.........................................   12        37        63       140


--------------------------------------------------------------------------------

* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.



     The Financial Highlights Tables appear at the end of this Prospectus.

                                    Summary


                                 THE CONTRACTS

Five of the six GROUP VARIABLE ANNUITY CONTRACTS that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases - an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase - the income period - occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is a "Participant."

                                 THE MEDLEY PROGRAM


The following six group annuity contracts make up the MEDLEY Program:


   - VCA 10 CONTRACT - which provides for contributions to be invested in VCA 10.

   - VCA 11 CONTRACT - which provides for contributions to be invested in VCA 11.

   - VCA 24 CONTRACT - which provides for contributions to be invested in one or more of the Series Fund portfolios.

   - QUALIFIED COMBINATION CONTRACT - is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

   - NON-QUALIFIED COMBINATION CONTRACT - is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

   - COMPANION CONTRACT - is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

                                   CONTRIBUTIONS

Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. Contributions to an Individual Retirement Annuity for a non-working spouse under Section 408 of the Internal Revenue Code (or a working spouse who elects to be treated as a non-working spouse) are limited to $250 a year. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

                                    CHARGES

No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawn from VCA 10, VCA 11 or VCA 24. This is known as a "deferred sales charge" and covers Prudential's sales expenses. A deferred sales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participation in the MEDLEY Program.


The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. After the first year, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:



    - to purchase an annuity under a Contract,



    - to provide a death benefit,



    - under the systematic withdrawal plan,



    - under a minimum distribution plan,



    - in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,



    - (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder.


If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up among your investment options.


VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.


                              WITHDRAWALS & TRANSFERS

As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:


    - by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410,



    - by other delivery service - for example, Federal Express - to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or


    - by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.


In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order" which means all requested information must be submitted in a manner satisfactory to Prudential.


In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.


Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

                                     Prudential

Prudential is a mutual life insurance company incorporated in 1875 under the laws of New Jersey. Its corporate offices are located at 751 Broad Street, Newark, New Jersey 07102-3777. It has been investing for pension funds since 1928.


Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.












Prudential is currently pursuing reorganizing itself into a publicly traded stock company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000.



UNTIL DEMUTUALIZATION OCCURS, A POLICY OR CONTRACT ISSUED BY PRUDENTIAL HAS OWNERSHIP INTERESTS, WHICH GENERALLY INCLUDE THE RIGHT TO VOTE FOR THE BOARD OF DIRECTORS. THESE RIGHTS WOULD END ONCE PRUDENTIAL DEMUTUALIZES. ALL THE GUARANTEED BENEFITS DESCRIBED IN YOUR POLICY OR CONTRACT WOULD STAY THE
SAME.



Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. PIMS is a direct wholly-owned subsidiary of Prudential. Its main offices are located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-3777.

                             The Investment Options

VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

                                  THE SERIES FUND

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, the Series Fund Board of Directors carefully monitors events in order to identify any material conflicts.

                              Investment Practices


Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.

                                     VCA 10

VCA 10's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in EQUITY SECURITIES of major, established corporations. VCA 10 may also invest in PREFERRED STOCKS, WARRANTS and BONDS that can be converted into a company's common stock or other equity security.


Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.



Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term DEBT INSTRUMENTS that have been rated "investment grade." (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt investments may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the investment.


VCA 10 may also invest in foreign securities in the form of AMERICAN DEPOSITARY RECEIPTS (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.


VCA 10 may enter into INTEREST RATE SWAP TRANSACTIONS. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.


The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 10 may also purchase and sell FINANCIAL FUTURES CONTRACTS, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day - once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell FUTURES CONTRACTS ON FOREIGN CURRENCIES or groups of foreign currencies.


In addition to futures contracts, VCA 10 is permitted to purchase and sell OPTIONS on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.


Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 - as a covered call option writer - is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in SECURITIES BACKED BY REAL ESTATE or shares of real estate investment trusts - called REITS - that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not - such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.


From time to time, VCA 10 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.


VCA 10 may also enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLL TRANSACTIONS. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale."

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.


VCA 10 may also enter into SHORT SALES AGAINST THE BOX. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.


VCA 10 may also use FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.


VCA 10 may LEND its portfolio securities and invest up to 15% of its net assets in ILLIQUID SECURITIES. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.



There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.



More information about some of the investment techniques described above is provided in the SAI.


                                       VCA 11

VCA 11's investment objective is to seek as HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies and obligations issued by U.S and foreign banks, companies or foreign governments.


We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the 1940 Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)


COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase DEBT SECURITIES that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a rela-tively short period of time, in compliance with the rules applicable to money market mutual funds.


VCA 11 may also purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.


From time to time, VCA 11 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.


From time to time, VCA 11 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.


Up to 10% of VCA 11's net assets may be invested in ILLIQUID securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.


The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.


Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.


VCA 11's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11's foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.


More information about some of the investment techniques described above, is provided in the SAI.


An Investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

                          THE SERIES FUND PORTFOLIOS

We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.


CONSERVATIVE BALANCED PORTFOLIO. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

DIVERSIFIED BOND PORTFOLIO. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.



EQUITY PORTFOLIO. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.



FLEXIBLE MANAGED PORTFOLIO. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.



GLOBAL PORTFOLIO. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.



GOVERNMENT INCOME PORTFOLIO. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.



STOCK INDEX PORTFOLIO. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.


The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.

                          Determination of Net Asset Value

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.

The net asset value of each Unit for VCA 10 and VCA 11 is determined once a day at 4:00 p.m. New York time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the NAVs will be calculated some time between the closing time and 4:00 p.m. on that day. We may impose a transaction cut-off time earlier than 4:00 p.m. for retirement arrangements that make company stock available to Participants.

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All SHORT-TERM DEBT SECURITIES held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

OTHER DEBT SECURITIES - those that are not valued on an amortized cost basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.


SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential Investments Fund Management LLC or a subadviser under the supervision of the VCA 10 or VCA 11 Committee.

                                     Management

VCA 10 and VCA 11 each has a Committee - similar to a board of directors - that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not "interested persons" of Prudential or its affiliates, as defined by the 1940 Act. Information about the Series Fund's Board of Directors is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.


Under a separate investment management agreement, Prudential Investments Fund Management LLC, a Prudential subsidiary, serves as the investment manager of VCA 10. In turn, PIFM has contracted with Jennison Associates LLC ("Jennison"), also a Prudential affiliate to provide these investment services. Nevertheless, PIFM continues to have responsibility for all investment management services. PIFM pays Jennison a Subadvisory fee equal to 0.200% annually of the net assets under Jennison's management. Jennison is registered as an investment adviser under the Investment Advisers Act of 1940.



Under the management agreement with VCA 10, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 10. PIFM, not VCA 10, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 10 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and VCA 10's Committee concludes that doing so is in the best interests of VCA 10 contractowners and participants. VCA 10 can make these changes without contractowners/participants approval, but will notify contractowners/participants investing in VCA 10 of any such changes.



Prudential Investments Fund Management LLC also serves as investment manager to VCA 11. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to 39 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.



Under management agreements with VCA 10 and 11, PIFM manages VCA 10 and 11's investment operations and administers its business affairs, and is paid the same management fee that Prudential previously was paid (i.e., 0.25% annually of the average daily net assets of VCA 11). Under the management agreement with VCA 10 and 11, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 10 and 11. PIFM, not VCA 10 and 11, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and VCA 10 and 11's Committee concludes that doing so is in the best interests of VCA 10 and 11 contractowners and participants. VCA 10 and 11 can make these changes without contractowner/participant approval, but will notify contractowners/participants investing in VCA 10 and 11 of any such change.



VCA 11's sub-advisor is Prudential Investment Management, Inc. (Prudential Investments), a Prudential subsidiary, located at 751 Broad Street, Newark, New Jersey 07102-3777. Under its agreement with Prudential Investments, PIFM pays Prudential Investments a subadvisory fee equal to 0.06% annually under Prudential Investments' management.



Jennision and Prudential Investments may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.


                                  Contract Charges

                             DEFERRED SALES CHARGE

No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. In the event of such cancellation Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.


The maximum deferred sales charges that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.


    Years of                             Deferred Sales
Participation in                       Charge, as a % of
  the Program*                      Contributions Withdrawn
----------------                    -----------------------
Up to 1 year.............                     7%
1 year up to 2 years.....                     6%
2 years up to 3 years....                     5%
3 years up to 4 years....                     4%
4 years up to 5 years....                     3%
5 years up to 6 years....                     2%
6 years up to 7 years....                     1%
7 years and after........                     0%

-----------------------
* If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS' expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in "good order." This means that all requested information must be submitted in a manner satisfactory to Prudential.

                        WAIVER OF DEFERRED SALES CHARGE

A deferred sales charge will not be imposed on any contributions you withdraw:


- to purchase an annuity under a Contract,



- to provide a death benefit,



- under the systematic withdrawal plan,



- under a minimum distribution plan,



- in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement,

- (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder, or



- after 7 years of participation in the MEDLEY Program.


If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a new contribution for purposes of calculating any deferred sales charge on future withdrawals. If a Participant defaults on a loan, the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until all of the Participant's contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawals of any amount in excess of contributions.

                                 ANNUAL ACCOUNT FEE


Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.


If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made - in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.

                     CHARGE FOR ADMINISTRATIVE EXPENSE AND
                        INVESTMENT MANAGEMENT SERVICES

Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.


VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their net assets. In addition, each is also charged a maximum annual administration fee of 0.75% of its net assets. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement.



VCA 24 is subject to an annual administrative fee of 0.75% of its net assets. Although VCA 24 itself does not pay an investment management fee, the Series Fund portfolios do as follows:


                             Investment Management Fee
Portfolio                     (as a % of net assets)
---------                    -------------------------
Conservative Balanced..                0.55%
Diversified Bond.......                0.40%
Equity.................                0.45%
Flexible Managed.......                0.60%
Global.................                0.75%
Government Income......                0.40%
Stock Index............                0.35%


Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.


                            MODIFICATION OF CHARGES

Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

                                 THE CONTRACTS

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually - although not always - have the rights under the Contract described in this prospectus. You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights.

For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

                            THE ACCUMULATION PERIOD

1. Contributions

In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500. (Contributions to an Individual Retirement Annuity for a non-working spouse or a working spouse who elects to be treated as a non-working spouse are limited to $250 per year.)

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus - or if some other organization provides the recordkeeping services under your Contract, by contacting them.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

- If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

- If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2. The Unit Value

Unit Values are determined each business day by multiplying the previous day's Unit Value by the "gross change factor" for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for VCA 24 is calculated by dividing the current day's net asset value per share of the applicable portfolio of the Series Fund by the previous day's net asset value per share.

3. Withdrawal of Contributions

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Internal Revenue Code are subject to different limitations. For example,
Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

BECAUSE WITHDRAWALS WILL GENERALLY HAVE FEDERAL TAX IMPLICATIONS, WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY WITHDRAWALS UNDER YOUR CONTRACT.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances - for example, when the New York Stock Exchange is closed or trading is restricted.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

4. Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1/2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:


First, VCA 11 Units,



- Next, VCA 10 Units,



- Next, Units in the Equity Portfolio of the Series Fund,



- Next, Units in the Diversified Bond Portfolio of the Series Fund,



- Next, Units in the Conservative Balanced Portfolio of the Series Fund,



- Next, Units in the Flexible Managed Portfolio of the Series Fund,



- Next, Units in the Stock Index Portfolio of the Series Fund,

- Next, Units in the Government Income Portfolio of the Series Fund, and



- Next, Units in the Global Portfolio of the Series Fund.


5. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6. Death Benefits

In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in good order, less the annual account fee.


Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the minimum distribution rules of
Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.


Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See "The Annuity Period - Available Forms of Annuity," below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7. Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose - just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units - less the annual account charge - as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)

8. Transfer Payments

Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

9. Requests by Telephone and other Electronic Means


The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.



Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.


For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.


During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.


Some states may not allow these privileges.

10. Prudential Mutual Funds


We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments Fund Management LLC. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.


Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features - such as a minimum death benefit - as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under
Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity con-tract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

Demutualization. If the Contractholder makes Prudential mutual funds available and Participants exchange their MEDLEY Units for shares of the Prudential mutual funds, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged MEDLEY Units. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers would not be. Under New Jersey's demutualization law, an annuity contract would have to be in effect on the date Prudential's Board of Directors adopted a plan of reorganization in order to be considered for eligibility. A MEDLEY Contract will cease to be in effect when all the Participants have exchanged their Units under a MEDLEY Contract. Decisions regarding the exchange of MEDLEY should be based on the desire for the features of the mutual funds as well as Participants' insurance needs, and not on Prudential's potential for demutualization. For more information about demutualization, see "Prudential,"above.





11. Loans


Many of the Contracts permit Participants to borrow against their Units. Like any other loan, the Participant is required to make periodic payments of interest plus a portion of the principal. These payments are then invested in the investment options chosen by the Participant or specified in the Contracts.

The ability to borrow, as well as the interest rate and other terms and conditions of these loans, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

Loan Amount. In general (though not under all Contracts), the minimum loan amount is set out in the Contract documents, or if not specified, will be determined by Prudential. The most a Participant may borrow is the lesser of:

- $50,000 reduced by the highest outstanding balance of loans during the one-year period preceding the date of the loan, or

- 50% of the value of the Participant's Units.

This maximum is set by federal tax law and applies to all of your loans from any qualified retirement plan of your employer. Since we cannot monitor your loan activity relating to other plans, it is your responsibility to do so.

FAILING TO COMPLY WITH THESE REQUIREMENTS OR DEFAULTING UNDER A LOAN COULD HAVE NEGATIVE TAX CONSEQUENCES.


Fees. A loan application fee of up to $100 will be charged at the time the loan is made. This fee will be automatically deducted from your account. Prudential may charge a loan maintenance fee of up to $25 a year for its recordkeeping and other administrative services provided in connection with the loan. The loan maintenance fee, which is deducted quarterly, will be pro rated in the year in which the loan is repaid.



12. Modified Procedures


Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

                              THE ANNUITY PERIOD

1. Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.


Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the 1933 Act) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.


2. Available Forms of Annuity

OPTION 1 - LIFE ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made - 60, 120, 180 or 240 months - so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

OPTION 2 - ANNUITY CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

OPTION 3 - JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

- specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) AND

- set the percentage of the monthly payment - for example, 33% or 66% or even 100% - you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. In some cases, other forms of annuity are available under the Contracts.

3. Purchasing the Annuity

Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that.

If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder - less any applicable taxes on annuity considerations - will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.)

The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

                                  ASSIGNMENT

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

                           CHANGES IN THE CONTRACTS

We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

- the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

- the terms and conditions under which a deferred sales charge is imposed,

- the minimum contribution amount, AND

- the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential - however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders.

                                    REPORTS

At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options.


If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

                            PERFORMANCE INFORMATION

Performance information for VCA 10, VCA 11 and the Series Fund portfolios may appear in advertisements and reports to current and prospective Contractholders and Participants. This performance information is based on actual historical performance and does not indicate or represent future performance.

Total return data is based on the overall dollar or percentage change in the value of a hypothetical investment. Total return quotations reflect changes in Unit Values and the deduction of applicable charges.

A cumulative total return figure reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

VCA 11 may also advertise its current and effective yield. Current yield reflects the income generated by an investment in VCA 11 over a specified seven day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.


Advertising materials may include biographical information relating to the portfolio manager, and may include or refer to commentary by the manager concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



From time to time, advertising materials may include information concerning retirement and investing for retirement, and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by Prudential or its affiliates.





                               Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS
USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of "Entity Owners" below, which may be applicable in certain circumstances.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 5-year or 10-year income averaging rule. The 5-year averaging rule will not be available for tax years beginning after 1999.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the "Taxes on Withdrawals and Surrender" section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section
457 plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. The following exceptions apply:

- For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

- For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age 70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Accumulation Accounts has been distributed, your remaining interest must be distributed at least as rapidly as under the method of distribution being used as of your date of death. If you die before distributions have begun (or are treated as having begun) the entire interest in your Accumulation Accounts must be distributed by December 31 of the calendar year containing the fifth anniversary of your death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which you die and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a Section 457 plan, such period cannot exceed 15 years).

Special rules apply where your spouse is your designated beneficiary.

In addition to the above rules, with respect to a Section 457 plan, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

NON-QUALIFIED ARRANGEMENTS USING THE CONTRACTS

Taxes Payable by Participants

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the pur-chase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments

1. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

-  the amount is paid on or after you attain age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

2. If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

- If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

- If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

- If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

ENTITY OWNERS

Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; or (c) distributions required as minimum distributions.

Amounts that are received under a Contract used in connection with a Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

                                 Voting Rights

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Each Participant in VCA 10 has the right to vote at meetings of VCA 10 Participants and each Participant in VCA 11 has the right to vote at meetings of VCA 11 Participants. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants, as those Participants direct. (Participants and beneficiaries under certain Contracts used in connection with certain non-qualified annuity arrangements and deferred compensation plans established under Section 457 of the Internal Revenue Code Section 457 Contracts - may have different voting rights than those described above. If this applies to you, please refer to your Contract documents.)

Participant meetings are not necessarily held every year. VCA 10 and VCA 11 Participant meetings may be called for such purposes as to elect Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a Participant meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants.

Prudential votes on behalf of the VCA 24 Participants on matters relating to the Series Fund. Participants can direct how Prudential will vote for them.


As a VCA 10 or VCA 11 Participant, you are entitled to the number of votes that corresponds to the total dollar amount of your units. (Again, this may not be the case for Section 457 Contracts.) To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants. Prudential's votes will be cast in the same proportion that the other Participants vote - for example, if 25% of the Participants who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.



                     Sale and Distribution of the Contract



Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.



We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.



                                   Litigation


LITIGATION AND REGULATORY PROCEEDINGS AS OF 12/31/00


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.



Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries [including Pruco Life], entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.



As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.



As of December 31, 2000, Prudential has paid or reserved for payment $4.405 billion before tax, equivalent to $2.850 billion after tax to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                             Additional Information

Registration statements under the Securities Act of 1933 have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333. The Statement includes:

              Table of Contents - Statement of Additional Information

                                                                                  PAGE
 INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24......         1
   Fundamental investment restrictions adopted by VCA 10....................         2
   Non-fundamental investment restrictions adopted by VCA 10................         3
   Fundamental investment restrictions adopted by VCA 11....................         4
   Non-fundamental investment restrictions adopted by VCA 11................         5
   Investment restrictions imposed by state law.............................         5
   Additional information about financial future contracts..................         6
   Additional information about options.....................................         7
   Forward foreign currency exchange contracts..............................        12
   Interest rate swaps......................................................        12
   Loans of portfolio securities............................................        13
   Portfolio turnover rate..................................................        13
   Portfolio brokerage and related practices................................        14
   Custody of securities....................................................        15
 PERFORMANCE INFORMATION....................................................        15
 THE VCA 10 AND VCA 11 COMMITTEES...........................................        18
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS......................        19
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS.............        22
 SALE OF THE CONTRACTS......................................................        23
 EXPERTS....................................................................        24
 FINANCIAL STATEMENTS OF VCA 10.............................................       A-1
 FINANCIAL STATEMENTS OF VCA 11.............................................      A-11
 FINANCIAL STATEMENTS OF VCA 24.............................................      A-19
 CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND SUBSIDIARIES......................................       B-1

                                    Appendix

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) "Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. (Moody's). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer's industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor's Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A "first tier" security is either (i) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations ("NRSROs")* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (ii) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A "second tier" security is any "eligible security" other than a "first-tier" security.

-------------------------
* There are other NRSROs, in addition to S&P and Moody's, that use similar methodologies to rate debt securities.

                        FINANCIAL HIGHLIGHTS FOR VCA 10

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)


The following financial highlights for the five-year period ended December 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 10's Annual Report dated December 31, 2000. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 10's Annual Report which is included in the SAI.



                                                               Year Ended
                        ---------------------------------------------------------------------------------------------------
                        12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment Income...  $  .1108   $  .1232  $  .0956  $  .0757  $  .0657  $  .0609  $  .0563  $  .0855  $  .0551  $  .0538
Expenses
  For investment
    management fee..    (.0173)    (.0172)   (.0177)   (.0154)   (.0118)   (.0094)   (.0083)   (.0077)   (.0064)   (.0056)
For administrative
  expenses .........    (.0515)    (.0513)   (.0530)   (.0461)   (.0354)   (.0282)   (.0251)   (.0230)   (.0192)   (.0169)
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment
  income............     .0420      .0547     .0249     .0142     .0185     .0233     .0229     .0548     .0295     .0313
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital Changes
  Net realized
    gain on
    investments.....     .4789      .2537     .8002    1.2761     .5085     .3850     .1947     .2763     .2884     .1096
  Net unrealized
    appreciation
    (depreciation)
    of investments..     .0322     (.2814)  (1.0426)    .3841     .5682     .4744    (.2148)    .2599    (.0823)    .4478
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase
  (decrease) in
  Unit Accumulation
    Value...........     .5531       .027    (.2175)   1.6744    1.0952     .8827     .0028     .5910     .2356     .5887
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Accumulation Unit
  Value
  Beginning of year     6.8222     6.7952    7.0127    5.3383    4.2431    3.3604    3.3576    2.7666    2.5310    1.9423
  End of year.......   $7.3753    $6.8222   $6.7952   $7.0127   $5.3383   $4.2431   $3.3604   $3.3576   $2.7666   $2.5310
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses to
  average net
  assets**..........      1.00%      1.00%     1.00%     1.00%     1.00%      .99%     1.00%     1.00%      .99%      .99%
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of net
  investment income
  to average net
  assets............       .60%       .79%      .36%      .24%      .39%      .61%      .68%     1.78%     1.14%     1.38%
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover
  rate..............       .77%        82%       49%       47%       52%       45%       32%       45%       65%       72%
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------
Number of Units
  outstanding for
  Participants at
  end of year
  (000 omitted).....    50,430     63,330    80,431    83,261    91,532    81,817    79,189    73,569    62,592    58,699
                       --------   --------  --------  --------  --------  --------  --------  --------  --------  --------


** Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA 10.

The above table does not reflect the annual account charge, which does not affect the Accumulation Unit Value of VCA 10. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                        FINANCIAL HIGHLIGHTS FOR VCA 11

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)


The following financial highlights for the five-year period ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 11's Annual Report dated December 31, 2000. The condensed financial information for each of the years prior to and including the period ended December 31 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 11's Annual Report which is included in the SAI.



                                                                Year Ended
                        ----------------------------------------------------------------------------------------------------
                        12/31/00    12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment Income...     $ .1772    $  .1378  $  .1411  $  .1353  $  .1281  $  .1313  $  .0912  $  .0682  $  .0812  $  .1215
Expenses
  For investment
    management fee..      (.0068)     (.0065)   (.0062)   (.0059)   (.0056)   (.0054)   (.0052)   (.0050)   (.0049)   (.0047)
For administrative
  expenses not
  covered by the
  annual account
  charge............      (.0204)     (.0194)   (.0186)   (.0178)   (.0170)   (.0160)   (.0154)   (.0150)   (.0147)   (.0142)
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment
  income............       .1500       .1119     .1163     .1116     .1055     .1099     .0706     .0482     .0616     .1026
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase
  (decrease) in
  Unit Value........       .1500       .1119     .1163     .1116     .1055     .1099     .0706     .0482     .0616     .1026
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Unit Value
  Beginning of year       2.6608      2.5489    2.4326    2.3210    2.2155    2.1056    2.0350    1.9868    1.9252    1.8226
  End of year.......    $ 2.8108     $2.6608   $2.5489   $2.4326   $2.3210   $2.2155   $2.1056   $2.0350   $1.9868   $1.9252
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses to
  average net
  assets**..........        1.00%        .99%      .99%      .98%      .98%      .99%     1.00%      .99%     1.00%     1.00%
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of net
  investment income
  to average net
  assets............        5.53%       4.29%     4.78%     4.73%     4.57%     5.08%     3.42%     2.40%     3.14%     5.47%
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------
Number of Units
  outstanding for
  Participants at
  end of year
  (000 omitted).....      28,305      34,100    34,882    35,757    38,315    34,136    35,448    29,421    27,518    26,400
                        --------    --------  --------  --------  --------  --------  --------  --------  --------  --------


** Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA 11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA 11. This charge is made by reducing Participants' Accounts by a number of Accumulation Units equal in value to the charge.

                              FINANCIAL INFORMATION

                PARTICIPANT ACCUMULATION UNIT VALUES FOR VCA 24


                                                                             SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               EQUITY
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $4.7195   $4.2286   $3.8962   $3.1487    $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745
End of period (rounded)          $4.8374   $4.7195   $4.2286   $3.8962    $3.1487   $2.6769   $2.0541   $2.0136   $1.6646   $1.4690
Accumulation Units Outstanding
at end of period (000 omitted)    78,814    93,084   111,855   141,162    132,455   118,394    99,323    79,985    51,639    35,657



                                                                                 SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               DIVERSIFIED BOND
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $2.3475   $2.3829   $2.2404   $2.0789    $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973
End of period (rounded)          $2.5575   $2.3475   $2.3829   $2.2404    $2.0789   $2.0065   $1.6746   $1.7435   $1.5950   $1.4992
Accumulation Units Outstanding
at end of period (000 omitted)    18,285    20,408    23,260    19,114     20,280    16,898    14,575    14,481    10,103     7,928



                                                                                 SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FLEXIBLE MANAGED
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $3.4074   $3.1844   $2.9103   $2.4854    $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201
End of period (rounded)          $3.3343   $3.4074   $3.1844   $2.9103    $2.4854   $2.2038   $1.7886   $1.8609   $1.6223   $1.5189
Accumulation Units Outstanding
at end of period (000 omitted)    39,919    47,774    53,275    64,184     59,681    51,419    44,729    36,035    23,410    16,859



                                                                                SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            CONSERVATIVE BALANCED
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $2.9538   $2.7909   $2.5165   $2.2364    $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508
End of period (rounded)          $2.9177   $2.9538   $2.7909   $2.5165    $2.2364   $1.9993   $1.7175   $1.7473   $1.5691   $1.4781
Accumulation Units Outstanding
at end of period (000 omitted)    39,984    47,902    51,101    51,297     50,029    46,873    43,594    36,932    24,223    16,385



                                                                            SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            STOCK INDEX
                                 ---------------------------------------------------------------------------------------------------
                                 01/01/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $6.6972   $5.5972   $4.3910   $3.3302    $2.7378   $2.0123   $2.0072   $1.8440   $1.7342   $1.3469
End of period (rounded)          $6.0491   $6.6972   $5.5972   $4.3910    $3.3302   $2.7378   $2.0123   $2.0072   $1.8440   $1.7342
Accumulation Units Outstanding
at end of period (000 omitted)    70,145    80,502    78,885    85,941     80,572    51,701    40,522    32,178    20,554    10,724



                                                                   SUBACCOUNTS
-------------------------------------------------------------------------------------------------------------------------
                                                                     GLOBAL
                                 ------------------------------------------------------------------------------  --------
                                 01/10/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $3.4236   $2.3269   $1.8815   $1.7836    $1.4975   $1.3020   $1.3791   $0.9707   $1.0127
End of period (rounded)          $2.7979   $3.4236   $2.3269   $1.8815    $1.7836   $1.4975   $1.3020   $1.3791   $0.9707
Accumulation Units Outstanding
at end of period (000 omitted)    33,852    35,992    37,297    37,576     33,505    24,439    21,739    12,368     3,180



                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         GOVERNMENT INCOME
                                 --------------------------------------------------------------------------------------------------
                                 01/01/00  01/01/99  01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)    $1.70110  $1.7614   $1.6267   $1.6267   $1.4943    $1.4730   $1.2421   $1.3196   $1.1811   $1.1242
End of period (rounded)          $1.9031   $1.7011   $1.7614   $1.7614   $1.6267    $1.4943   $1.4730   $1.2421   $1.3196   $1.1811
Accumulation Units Outstanding
at end of period (000 omitted)    14,712    17,652    20,924    20,924    17,033     17,697    17,289    16,140    15,556     9,269

                              FOR MORE INFORMATION

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

    Statement of Additional Information (SAI)
    (incorporated by reference into this prospectus)

    Annual Report
    (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)

    Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:


    Call toll-free 1-800-458-6333
    OR
    Write to
    The Prudential Contract Account 10, 11 or 24
    c/o Prudential Retirement Services
    30 Scranton Office Park
    Scranton, PA 18507-1789


You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No.:
The Prudential Variable Contract Account 10 2-76580
The Prudential Variable Contract Account 11 2-76581
The Prudential Variable Contract Account 24 33-12362

                       The Prudential Series Fund, Inc.

--------------------------------------------------------------------------------


                                  Prospectus

                                  May 1, 2001

                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                             Stock Index Portfolio

                          [LOGO] Prudential Financial

--------------------------------------------------------------------------------

                As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------

Table of Contents

               1  RISK/RETURN SUMMARY

               1  Investment Objectives and Principal Strategies
               3  Principal Risks
               6  Evaluating Performance

              13  HOW THE PORTFOLIOS INVEST

              13  Investment Objectives and Policies
              13  Conservative Balanced Portfolio
              14  Diversified Bond Portfolio
              16  Equity Portfolio
              16  Flexible Managed Portfolio
              18  Global Portfolio
              18  Government Income Portfolio
              19  Stock Index Portfolio

              20  OTHER INVESTMENTS AND STRATEGIES

              20  ADRs
              20  Convertible Debt and Convertible Preferred Stock
              20  Derivatives
              20  Dollar Rolls
              20  Forward Foreign Currency Exchange Contracts
              21  Futures Contracts
              21  Interest Rate Swaps
              21  Joint Repurchase Account
              21  Loan Participations
              21  Mortgage-related Securities
              21  Options
              22  Real Estate Investment Trusts
              22  Repurchase Agreements
              22  Reverse Repurchase Agreements
              22  Short Sales
              22  Short Sales Against-the-Box
              22  When-Issued and Delayed Delivery Securities

              23  HOW THE FUND IS MANAGED

              23  Board of Directors
              23  Investment Adviser
              23  Investment Sub-Advisers
              24  Portfolio Managers


              26  HOW TO BUY AND SELL SHARES OF THE FUND

              26  Net Asset Value
              28  Distributor


--------------------------------------------------------------------------------

                      28 OTHER INFORMATION

                      28 Federal Income Taxes
                      28 European Monetary Union
                      28 Monitoring for Possible Conflicts

                     F-1 FINANCIAL HIGHLIGHTS

(For more information--see back cover)

RISK/RETURN SUMMARY

This prospectus is for use with the Prudential Variable Contract Account-24 Contract (the VCA-24 Contract) and only describes those portfolios of The Prudential Series Fund, Inc. (the Fund) that are available for investment through the VCA-24 Contract. This prospectus should be read together with the current prospectus for the VCA-24 Contract.

The Fund is a diversified, open-end investment company -- commonly known as a mutual fund. Seven of the Fund's thirty-six portfolios (the Portfolios) are available under the VCA-24 Contract:

          Conservative Balanced Portfolio Global Portfolio
          Diversified Bond Portfolio      Government Income Portfolio
          Equity Portfolio                Stock Index Portfolio
          Flexible Managed Portfolio

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 3. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio

The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in higher-grade debt obligations and high-quality money market investments. We may also purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Equity Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  derivatives risk
    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio

The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may also invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  derivatives risk
    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio

The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we invest primarily in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government. The Portfolio may also invest in mortgage-related securities, collateralized mortgage obligations and corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  interest rate risk
    .  management risk
    .  market risk

 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Stock Index Portfolio

The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the S&P 500 Composite Stock Price Index (S&P 500). The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  derivatives risk
    .  market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

  Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

  Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

  Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

     Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     European Economic and Monetary Union. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries may affect the fiscal and monetary levels of those participating countries. The outcome of these and other uncertainties could have unpredictable effects on trade and commerce and result in increase volatility for all financial markets.

     Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

     Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and have imposed high taxes on corporate profits.

     Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

  High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

   Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

   Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

   Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

   For more information about the risks associated with the Portfolios, see "How the Portfolios Invest--Investment Risks."

                                     * * *

EVALUATING PERFORMANCE


--------------------------------------------------------------------------------
Conservative Balanced Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1991    19.07%

1992     6.95%

1993    12.20%

1994    -0.97%

1995    17.27%

1996    12.63%

1997    13.45%

1998    11.74%

1999     6.69%

2000    -0.48%



BEST QUARTER:   7.6% (2nd quarter of 1997)

WORST QUARTER: -3.2% (3rd quarter of 1998)



* These annual returns do not include contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)


--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                  1 YEAR 5 YEARS 10 YEARS (5/13/83)
                  -----  ------  -------  --------
Class I shares    -0.48%   8.68%    9.66%     9.94%
S&P 500**         -9.10%  18.33%   17.44%    15.82%
Lipper Average***  2.25%  11.32%   11.71%    11.46%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1991    16.44%

1992     7.19%

1993    10.13%

1994    -3.23%

1995    20.73%

1996     4.40%

1997     8.57%

1998     7.15%

1999    -0.74%

2000     9.72%



BEST QUARTER:   7.3% (2nd quarter of 1995)

WORST QUARTER: -2.8% (1st quarter of 1994)



* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)


--------------------------------------------------------------------------------

                                                   SINCE
                                                 INCEPTION
                         1 YEAR 5 YEARS 10 YEARS (5/13/83)
                         -----  ------  -------  --------
Class I shares            9.72%   5.75%    7.83%     8.68%
Lehman Aggregate Index** 11.63%   6.46%    7.96%     9.44%
Lipper Average***         9.36%   5.73%    7.89%     8.35%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Aggregate Index (LAI) is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Corporate Debt Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1991    26.01%

1992    14.17%

1993    21.87%

1994     2.78%

1995    31.29%

1996    18.52%

1997    24.66%

1998     9.34%

1999    12.49%

2000     3.28%



BEST QUARTER:   19.1% (1st quarter of 1991)

WORST QUARTER: -14.8% (3rd quarter of 1998)



* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)


--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                  1 YEAR 5 YEARS 10 YEARS (5/13/83)
                  ------ ------- -------- ---------
Class I shares     3.28%  13.42%   16.08%    14.28%
S&P 500**         -9.10%  18.33%   17.44%    15.82%
Lipper Average*** -9.22%  17.39%   17.52%    14.58%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1991    25.43%

1992     7.61%

1993    15.58%

1994    -3.16%

1995    24.13%

1996    13.64%

1997    17.96%

1998    10.24%

1999     7.78%

2000    -1.44%



BEST QUARTER:  10.89% (2nd quarter of 1997)

WORST QUARTER: -8.50% (3rd quarter of 1998)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)


--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                  1 YEAR 5 YEARS 10 YEARS (5/13/83)
                  -----  ------  -------  --------
Class I shares    -1.44%   9.44%   11.40%    11.00%
S&P 500**         -9.10%  18.33%   17.44%    15.96%
Lipper Average***  0.68%  11.91%   12.62%    11.61%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1991    11.39%

1992    -3.42%

1993    43.14%

1994    -4.89%

1995    15.88%

1996    19.97%

1997     6.98%

1998    25.08%

1999    48.27%

2000   -17.68%



BEST QUARTER:   31.05% (4th quarter of 1999)

WORST QUARTER: -14.21% (3rd quarter of 1998)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)

--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                 1 YEAR  5 YEARS 10 YEARS (9/19/88)
                                 ------  ------  -------  --------
            Class I shares       -17.68%  14.35%   12.74%    11.31%
            Morgan Stanley World
              Index**            -13.18%  12.12%   11.93%    10.30%
            Lipper Average***     -9.93%  14.05%   12.00%    10.65%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Morgan Stanley World Index (MSWI) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The "Since Inception" return reflects the closest calendar month-end return (9/30/88).
    Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (9/30/88). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1991    16.11%

1992     5.85%

1993    12.56%

1994    -5.16%

1995    19.48%

1996     2.22%

1997     9.67%

1998     9.09%

1999    -2.70%

2000    12.78%



BEST QUARTER:   7.0% (3rd quarter of 1991)

WORST QUARTER: -3.9% (1st quarter of 1994)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)

--------------------------------------------------------------------------------

                                               SINCE
                                             INCEPTION
                     1 YEAR 5 YEARS 10 YEARS (5/1/89)
                     -----  ------  -------  --------
Class I shares       12.78%   6.06%    7.72%     8.16%
Lehman Govt. Index** 13.24%   6.49%    7.92%     8.46%
Lipper Average***    12.12%   5.81%    7.48%     7.99%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Lehman Government Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. the "Since Inception" return reflects the closest calendar month-end return (4/30/89). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) General U.S. Government
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/89). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[CHART]



Annual Returns* (Class I shares)



1990    -3.63%

1991    29.72%

1992     7.13%

1993     9.66%

1994     1.01%

1995    37.06%

1996    22.57%

1997    32.83%

1998    28.42%

1999    20.54%

2000    -9.03%



BEST QUARTER:  21.44% (4th quarter of 1998)

WORST QUARTER: -9.98% (3rd quarter of 1998)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)


--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                  1 YEAR 5 YEARS 10 YEARS (10/19/87)
                  -----  ------  -------  ---------
Class I shares    -9.03%  18.05%   17.08%     16.56%
S&P 500**         -9.10%  18.33%   17.44%     15.88%
Lipper Average*** -9.32%  17.98%   17.06%     15.89%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (10/31/87). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (10/31/87). Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
Conservative Balanced Portfolio


--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

------------------------------------------------------------ To achieve our objective, we invest in a mix of equity and
Balanced Portfolio                                           equity-related securities, debt obligations and money
We invest in equity, debt and money market securities in     market instruments. We adjust the percentage of Portfolio
order to achieve diversification. We seek to maintain a      assets in each category depending on our expectations
conservative blend of investments that will have strong      regarding the different markets. While we make every
performance in a down market and solid, but not              effort to achieve our objective, we can't guarantee
necessarily outstanding, performance in up markets.          success and it is possible that you could lose money.
This Portfolio may be appropriate for an investor looking
for diversification with less risk than that of the Flexible We will vary how much of the Portfolio's assets are
Managed Portfolio, while recognizing that this reduces       invested in a particular type of security depending on
the chances of greater appreciation.                         how we think the different markets will perform.
------------------------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

        Asset Type         Minimum Normal Maximum
        ----------         ------  -----  ------
          Stocks               15%    50%     75%
Debt obligations and money     25%    50%     85%
    market securities

The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the S&P 500 Composite Stock Price Index. For more information about the index and index investing, see Stock Index Portfolio on page 19.

Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.


--------------------------------------------------------------------------------
Diversified Bond Portfolio


--------------------------------------------------------------------------------

Our investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

------------------------------------------------------------

Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 35% of the Portfolio's total assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may also invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Equity Portfolio


--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.
--------------------------------------------
Blend Approach
In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

--------------------------------------------
To achieve our investment objective, we invest primarily in common stocks of major established corporations as well as smaller companies.

35% of the Portfolio's assets may be invested in short, intermediate or long-term debt obligations, including convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these holdings may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."
Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.


--------------------------------------------------------------------------------
Flexible Managed Portfolio


--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.

Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market securities --       and equity-related securities, debt obligations and
 in order to achieve diversification in a single portfolio.    money market instruments. We adjust the percentage of
We seek to maintain a more aggressive mix of                   Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.
--------------------------------------------------------------

Generally, we will invest within the ranges shown below:

        Asset Type            Minimum Normal Maximum
         ----------           ------  -----  ------
          Stocks                  25%    60%    100%
   Fixed income securities         0%    40%     75%
   Money market securities         0%     0%     75%

The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the S&P 500 index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loan participations and mortgage-related securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The money market portion of the Portfolio will be invested in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in real estate investment trusts (REITs).

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------- When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S.
-----------------------------------------------------------

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.


--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------------------- Normally, we will invest at least 65% of the Portfolio's
U.S. Government Securities                                net assets in U.S. government securities, which include
U.S. government securities are considered among the       Treasury securities, obligations issued or guaranteed by
most creditworthy of debt securities. Because they are    U.S. government agencies and instrumentalities and
generally considered less risky, their yields tend to be  mortgage-related securities issued by U.S.
lower than the yields from corporate debt. Like all debt  government instrumentalities or non-governmental securities, the values of U.S. government securities will corporations.
change as interest rates change.
---------------------------------------------------------

The Portfolio may invest up to 35% of its net assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers

(including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on debt securities; purchase and sell interest rate futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.


--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the S&P 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------
S&P 500 Index                                          Under normal conditions, we attempt to invest in all 500
                                                       stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will attempt to
Index, a market-weighted index which represents more   remain as fully invested in the S&P 500 Index stocks as
than 70% of the market value of all publicly-traded    possible in light of cash flow into and out of the Portfolio.
common stocks.
------------------------------------------------------

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.


                                     * * *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                     * * *

Other Investments and Strategies

As indicated in the description of the Portfolios above, we may use certain of the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loan Participations -- In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                     * * *

Each Portfolio also follows certain policies when it borrows money (a Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED


--------------------------------------------------------------------------------
Board Of Directors


--------------------------------------------------------------------------------
The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.


--------------------------------------------------------------------------------
Investment Adviser

--------------------------------------------------------------------------------

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of January 31, 2001, PIFM served as the manager to 43 mutual funds, and as manager or administrator to 20 closed-end investment companies, with aggregated assets of approximately $109 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

The following chart lists the total annualized investment advisory fees to be paid in 2001 with respect to each of the Fund's Portfolios.

                      Total advisory fees as %
Portfolio              of average net assets
---------             ------------------------
Conservative Balanced                     0.55
Diversified Bond                          0.40
Equity                                    0.45
Flexible Managed                          0.60
Global                                    0.75
Government Income                         0.40
Stock Index                               0.35


--------------------------------------------------------------------------------
Investment Sub-Advisers

--------------------------------------------------------------------------------

Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.-

Jennison Associates LLC serves as the sole sub-adviser for the Global Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of December 31, 2000, Jennison had over $80.9 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (Prudential Investments) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio and the Stock Index Portfolio. Prudential Investments' address is 751 Broad Street, Newark, NJ 07102.

GE Asset Management, Incorporated (GEAM) has served as an Investment Adviser to approximately 25% of the Equity Portfolio since February 16, 2001. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of September 30, 2000, GEAM had in excess of $95 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, Salomon managed more than $30 billion in total assets. Salomon's address is 7 World Trade Center, 37th Floor, New York, New York 10048.


--------------------------------------------------------------------------------
Portfolio Managers


--------------------------------------------------------------------------------

An Introductory Note About Prudential Investments' Fixed Income Group

Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Stock Index and Government Income Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

Prior to joining Prudential Investments in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including the chief investment strategist, the head of risk management and the head of quantitative management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

Conservative Balanced Portfolio and Flexible Managed Portfolio

These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The Fixed Income segments are managed by the Fixed Income Group. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, and James Scott. The background of Mr. Stumpp is discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

Government Income Portfolio

The U.S. Liquidity Team, headed by Michael Lillard, CFA, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends.

Other sector teams may contribute to securities selection when appropriate.

U.S. Liquidity Team

   Assets Under Management (as of December 31, 2000): $29.4 billion.

   Team Leader: Michael Lillard, CFA. General Investment Experience: 13 years.

   Portfolio Managers: 9. Average General Investment Experience: 11 years, which includes team members with significant mutual fund experience.

   Sector: U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio

The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

Corporate Team

   Assets Under Management (as of December 31, 2000): $43.9 billion.

   Team Leader: Steven Kellner, CFA. General Investment Experience: 13 years.

   Portfolio Managers: 7. Average General Investment Experience: 14 years, which includes team members with significant mutual fund experience.

   Sector: U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Equity Portfolio

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennision, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.--

Richard Sanderson, Senior Vice President and Director of Research for GEAM, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

Global Portfolio

Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

Stock Index Portfolio

John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger see "Conservative Balanced Portfolio" above.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio--Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time).

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PIFM or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities -- those that are not valued on an amortized cost basis--are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Securities for which no market quotations are available will be valued at fair value by PIFM under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

European Monetary Union

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Financial Highlights

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I for the periods indicated, unless otherwise indicated.

The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                                   Conservative Balanced Portfolio
                                                          --------------------------------------------------
                                                                       Year Ended December 31,
                                                          --------------------------------------------------
                                                             2000      1999      1998      1997      1996
                                                           --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  15.36   $  15.08  $  14.97  $  15.52  $  15.31
                                                          --------   --------  --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.59       0.62      0.66      0.76      0.66
Net realized and unrealized gains (losses) on investments    (0.65)      0.37      1.05      1.26      1.24
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (0.06)      0.99      1.71      2.02      1.90
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.56)     (0.62)    (0.66)    (0.76)    (0.66)
Distributions from net realized gains....................    (0.11)     (0.06)    (0.94)    (1.81)    (1.03)
Distributions in excess from net realized gains..........       --      (0.03)       --        --        --
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (0.67)     (0.71)    (1.60)    (2.57)    (1.69)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  14.63   $  15.36  $  15.08  $  14.97  $  15.52
                                                          ========   ========  ========  ========  ========
Total Investment Return:(a)..............................    (0.48)%     6.69%    11.74%    13.45%    12.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,714.3   $4,387.1  $4,796.0  $4,744.2  $4,478.8
Ratios to average net assets:
  Expenses...............................................     0.60%      0.57%     0.57%     0.56%     0.59%
  Net investment income..................................     3.79%      4.02%     4.19%     4.48%     4.13%
Portfolio turnover rate..................................       85%       109%      167%      295%      295%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                              Diversified Bond Portfolio
                                                  ------------------------------------------------
                                                                Year Ended December 31,
                                                  ------------------------------------------------
                                                    2000        1999      1998      1997    1996
                                                  --------    --------  --------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.............. $  10.95    $  11.06   $  11.02   $11.07  $11.31
                                                 --------    --------   --------   ------  ------
Income From Investment Operations:
Net investment income...........................     0.77        0.67       0.69     0.80    0.76
Net realized and unrealized gains on investments     0.26       (0.75)      0.08     0.11   (0.27)
                                                 --------    --------   --------   ------  ------
   Total from investment operations.............     1.03       (0.08)      0.77     0.91    0.49
                                                 --------    --------   --------   ------  ------
Less Distributions:
Dividends from net investment income............    (0.70)         --      (0.69)   (0.83)  (0.73)
Distributions from net realized gains...........       --(b)    (0.03)     (0.04)   (0.13)     --
                                                 --------    --------   --------   ------  ------
   Total distributions..........................    (0.70)      (0.03)     (0.73)   (0.96)  (0.73)
                                                 --------    --------   --------   ------  ------
Net Asset Value, end of year.................... $  11.28    $  10.95   $  11.06   $11.02  $11.07
                                                 ========    ========   ========   ======  ======
Total Investment Return:(a).....................     9.72%      (0.74)%     7.15%    8.57%   4.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........... $1,269.8    $1,253.8   $1,122.6   $816.7  $720.2
Ratios to average net assets:
  Expenses......................................     0.45%       0.43%      0.42%    0.43%   0.45%
  Net investment income.........................     6.83%       6.25%      6.40%    7.18%   6.89%
Portfolio turnover rate.........................      139%        171%       199%     224%    210%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Less than $0.002 per share.

                                      F1

Financial Highlights


Equity Portfolio

                                              --------------------------------------------------------------------------
                                                                   Class I                             Class II
                                              ------------------------------------------------- ------------------------
                                                                 Year Ended                          May 3, 1999(c)
                                                                December 31,                       Year Ended through
                                              ------------------------------------------------- December 31, December 31,
                                                2000      1999      1998      1997      1996        2000        1999
                                              --------  --------  --------  --------  --------  -----------  ----------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  28.90  $  29.64  $  31.07  $  26.96  $  25.64       $28.92      $32.79
                                              --------  --------  --------  --------  --------  -----------  ----------
Income from Investment Operations:
Net investment income........................     0.51      0.54      0.60      0.69      0.71         0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................     0.26      3.02      2.21      5.88      3.88         0.26       (0.60)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total from investment operations..........     0.77      3.56      2.81      6.57      4.59         0.65       (0.32)
                                              --------  --------  --------  --------  --------  -----------  ----------
Less Distributions:
Dividends from net investment income.........    (0.51)    (0.53)    (0.60)    (0.70)    (0.67)       (0.40)      (0.34)
Distributions in excess of net investment
 income......................................    (0.02)       --        --        --        --        (0.02)         --
Distributions from net realized gains........    (4.64)    (3.77)    (3.64)    (1.76)    (2.60)       (4.64)      (3.21)
                                              --------  --------  --------  --------  --------  -----------  ----------
   Total distributions.......................    (5.17)    (4.30)    (4.24)    (2.46)    (3.27)       (5.06)      (3.55)
                                              --------  --------  --------  --------  --------  -----------  ----------
Net Asset Value, end of period............... $  24.50  $  28.90  $  29.64  $  31.07  $  26.96       $24.51      $28.92
                                              ========  ========  ========  ========  ========  ===========  ==========
Total Investment Return(a)...................     3.28%    12.49%     9.34%    24.66%    18.52%        2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0       $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................     0.49%     0.47%     0.47%     0.46%     0.50%        0.91%       0.87%(b)
  Net investment income......................     1.75%     1.72%     1.81%     2.27%     2.54%        1.26%       1.33%(b)
Portfolio turnover rate......................       78%        9%       25%       13%       20%          78%          9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b) Annualized.

(c) Commencement of offering of Class II shares.

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                      Year Ended December 31,
                                                          --------------------------------------------------
                                                            2000      1999      1998      1997      1996
                                                          --------  --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  17.64   $  16.56  $  17.28  $  17.79  $  17.86
                                                          --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.61       0.58      0.58      0.59      0.57
Net realized and unrealized gains (losses) on investments    (0.86)      0.69      1.14      2.52      1.79
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (0.25)      1.27      1.72      3.11      2.36
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.62)        --     (0.59)    (0.58)    (0.58)
Distributions from net realized gains....................    (0.24)     (0.19)    (1.85)    (3.04)    (1.85)
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (0.86)     (0.19)    (2.44)    (3.62)    (2.43)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  16.53   $  17.64  $  16.56  $  17.28  $  17.79
                                                          ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (1.44)%     7.78%    10.24%    17.96%    13.64%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $4,463.8   $5,125.3  $5,410.0  $5,490.1  $4,896.9
Ratios to average net assets:
  Expenses...............................................     0.64%      0.62%     0.61%     0.62%     0.64%
  Net investment income..................................     3.22%      3.20%     3.21%     3.02%     3.07%
Portfolio turnover rate..................................      132%        76%      138%      227%      233%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                      F2

Financial Highlights

                                                                        Global Portfolio
                                                          --------------------------------------------
                                                                     Year Ended December 31,
                                                          --------------------------------------------
                                                            2000      1999      1998    1997    1996
                                                          --------  --------   ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  30.98   $  21.16   $17.92  $17.85  $15.53
                                                          --------   --------   ------  ------  ------
Income from Investment Operations:
Net investment income....................................     0.07       0.06     0.07    0.09    0.11
Net realized and unrealized gains (losses) on investments    (5.30)     10.04     4.38    1.11    2.94
                                                          --------   --------   ------  ------  ------
   Total from investment operations......................    (5.23)     10.10     4.45    1.20    3.05
                                                          --------   --------   ------  ------  ------
Less Distributions:
Dividends from net investment income.....................    (0.07)        --    (0.16)  (0.13)  (0.11)
Distributions in excess of net investment income.........    (0.13)     (0.10)   (0.12)  (0.10)     --
Distributions from net realized gains....................    (1.94)     (0.18)   (0.93)  (0.90)  (0.62)
                                                          --------   --------   ------  ------  ------
   Total distributions...................................    (2.14)     (0.28)   (1.21)  (1.13)  (0.73)
                                                          --------   --------   ------  ------  ------
Net Asset Value, end of year............................. $  23.61   $  30.98   $21.16  $17.92  $17.85
                                                          ========   ========   ======  ======  ======
Total Investment Return(a)...............................   (17.68)%    48.27%   25.08%   6.98%  19.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $1,182.1   $1,298.3   $844.5  $638.4  $580.6
Ratios to average net assets:
  Expenses...............................................     0.85%      0.84%    0.86%   0.85%   0.92%
  Net investment income..................................     0.25%      0.21%    0.29%   0.47%   0.64%
Portfolio turnover rate..................................       95%        76%      73%     70%     41%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                                         Government Income Portfolio
                                                 -----------------------------------------
                                                           Year Ended December 31,
                                                 -----------------------------------------
                                                  2000     1999     1998     1997    1996
                                                 ------   ------   ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year.............. $11.55  $11.87   $11.52    $11.22  $11.72
                                                 ------  ------   ------    ------  ------
Income From Investment Operations:
Net investment income...........................   0.89    0.76     0.67      0.75    0.75
Net realized and unrealized gains on investments   0.52   (1.08)    0.36      0.30   (0.51)
                                                 ------  ------   ------    ------  ------
   Total from investment operations.............   1.41   (0.32)    1.03      1.05    0.24
                                                 ------  ------   ------    ------  ------
Less Distributions:
Dividends from net investment income............  (0.91)     --    (0.68)    (0.75)  (0.74)
Dividends in excess of net investment income....     --      --       --(b)     --      --
Distribution from net realized capital gains....  (0.03)     --       --        --      --
                                                 ------  ------   ------    ------  ------
   Total distributions..........................  (0.94)     --    (0.68)    (0.75)  (0.74)
                                                 ------  ------   ------    ------  ------
Net Asset Value, end of year.................... $12.02  $11.55   $11.87    $11.52  $11.22
                                                 ======  ======   ======    ======  ======
Total Investment Return(a)......................  12.78%  (2.70)%   9.09%     9.67%   2.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)........... $291.5  $335.5   $443.2    $429.6  $482.0
Ratios to average net assets:
  Expenses......................................   0.47%   0.44%    0.43%     0.44%   0.46%
  Net investment income.........................   6.03%   5.72%    5.71%     6.40%   6.38%
Portfolio turnover rate.........................    184%    106%     109%       88%     95%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Less than $0.005 per share.


                                      F3

Financial Highlights

                                                                        Stock Index Portfolio
                                                          -------------------------------------------------
                                                                       Year Ended December 31,
                                                          -------------------------------------------------
                                                            2000       1999      1998      1997      1996
                                                          --------   --------  --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  44.45   $  37.74  $  30.22  $  23.74  $  19.96
                                                          --------   --------  --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.44      0.42      0.43      0.40
Net realized and unrealized gains (losses) on investments    (4.37)      7.23      8.11      7.34      4.06
                                                          --------   --------  --------  --------  --------
   Total from investment operations......................    (4.01)      7.67      8.53      7.77      4.46
                                                          --------   --------  --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.37)     (0.43)    (0.42)    (0.42)    (0.40)
Distributions from net realized gains....................    (1.41)     (0.53)    (0.59)    (0.87)    (0.28)
                                                          --------   --------  --------  --------  --------
   Total distributions...................................    (1.78)     (0.96)    (1.01)    (1.29)    (0.68)
                                                          --------   --------  --------  --------  --------
Net Asset Value, end of year............................. $  38.66   $  44.45  $  37.74  $  30.22  $  23.74
                                                          ========   ========  ========  ========  ========
Total Investment Return(a)...............................    (9.03)%    20.54%    28.42%    32.83%    22.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $4,186.0   $4,655.0  $3,548.1  $2,448.2  $1,581.4
Ratios to average net assets:
  Expenses...............................................     0.39%      0.39%     0.37%     0.37%     0.40%
  Net investment income..................................     0.83%      1.09%     1.25%     1.55%     1.95%
Portfolio turnover rate..................................        7%         2%        3%        5%        1%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                                      F4

                     (This page intentionally left blank.)

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255

   Write to The Prudential Series Fund, Inc., 751 Broad Street, Newark, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

Via the Internet:

on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623

The Prudential Insurance Company of America                      BULK RATE
Prudential Retirement Services                                     U.S. POSTAGE
30 Scranton Office Park                                                PAID
Scranton, Pennsylvania 18507-1789                                 PERMIT No. 941

                                                               CHICAGO, IL
ADDRESS SERVICE REQUESTED




MD.PU.003.0499                                                        ED. 5/2001

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2001


                              THE MEDLEY(SM) PROGRAM

                            GROUP VARIABLE CONTRACTS

                                 issued through

         THE PRUDENTIAL                                    THE PRUDENTIAL
   VARIABLE CONTRACT ACCOUNT                         VARIABLE CONTRACT ACCOUNT
             -10                                                 -11


                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.

                                 ---------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2001, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.


                                [GRAPHIC OMITTED]

                                TABLE OF CONTENTS


                                                                                   PAGE
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24...........       1

     Fundamental investment restrictions adopted by VCA 10 .....................       2

     Non-fundamental investment restrictions adopted by VCA 10..................       3

     Fundamental investment restrictions adopted by VCA 11......................       4

     Non-fundamental investment restrictions adopted by VCA 11..................       5

     Investment restrictions imposed by state law...............................       5

     Additional information about financial futures contracts...................       6

     Additional information about options.......................................       7

     Forward foreign currency exchanges contracts...............................      12

     Interest rate swaps........................................................      12

     Loans of portfolio securities..............................................      13

     Portfolio turnover rate....................................................      13

     Portfolio brokerage and related practices..................................      14

     Custody of securities......................................................      15

PERFORMANCE INFORMATION.........................................................      15

THE VCA 10 AND VCA 11 COMMITTEES................................................      18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS..........................      19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS.................      22

SALE OF THE CONTRACTS...........................................................      23

EXPERTS.........................................................................      24

FINANCIAL STATEMENTS OF VCA 10..................................................      A-1

FINANCIAL STATEMENTS OF VCA 11..................................................     A-11

FINANCIAL STATEMENTS OF VCA 24..................................................     A-19

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND SUBSIDIARIES.............................................      B-1

                              INVESTMENT MANAGEMENT

                              AND ADMINISTRATION OF

                            VCA 10, VCA 11 AND VCA 24


Prudential Investments Fund Management LLC ("PIFM") acts as investment manager for The Prudential Variable Contract Account-11 ("VCA 11") and The Prudential Variable Contract Account 10 ("VCA") under an investment management agreement with each Account.


The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). The Prospectus and the Statement of Additional Information of the Fund describe the investment management and administration of the Fund and its various portfolios.


Subject to Prudential's supervision, all of the investment management services provided by PIFM to VCA 11 are furnished by Prudential Investment Management, Inc. (Prudential Investment)s, pursuant to the subadvisory agreement between PIFM and Prudential Investments. Prudential Investments is registered as an investment adviser under the Investment Advisers Act of 1940.



PIFM pays Prudential Investments 0.06% annually for Prudential Investments' subadvisory services to VCA-11



PIFM continues to have responsibility for all investment advisory services under its management or subadvisory agreements with respect to its clients. PIFM's investment management agreements with VCA 11 and VCA-10 were approved by the Participants in each Account in April, 2001. PIFM's management agreement with each Account will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of each entire Committee or by a majority vote of persons entitled to vote in respect of the Account. An Account's investment management agreement will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account.






Prudential Investments Fund Management LLC is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to 37 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.



Under management agreements with VCA 10 and 11, PIFM manages VCA 10's and 11's investment operations and administers its business affairs, and is paid the same management fee that Prudential previously was paid (i.e., 0.25% annually of the average daily net assets of VCA 10 and 11). Under the management agreements with VCA 10 and 11, PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 10 and 11. PIFM, not VCA 10 or 11, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PIFM and VCA 10's Committee or VCA 11's Committee concludes that doing so is in the best interests of VCA 10 and 11 contractowners and participants. VCA 10 and 11 can make these changes without contractowner/participant approval, but will notify contractowners/participants investing in VCA 10 and 11 of any such changes.



VCA 10's current sub-advisor is Jennison Associates LLC (Jennison), a Prudential subsidiary, located at 466 Lexington Avenue, New York, New York 10017. Jennison generally manages all the equity mutual funds within the Prudential mutual fund complex. Under its agreement with Jennison, PIFM pays Jennison 0.20% annually with respect to the assets under Jennison's management.


Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.


A daily charge is made which is equal to an effective annual rate of 1.00% of the net value of the assets in VCA 10 and VCA 11. Three-quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one-quarter for one or more such entities while at the same time selling such securities for another.



     VCA-10 and VCA-11 operate under a manager-of-managers structure. PIFM is authorized to select (with approval of each Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA-10 and VCA-11 PIFM monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PIFM will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PIFM is also responsible for allocating assets among the subadvisers if an account has more that one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account's assets, and PIFM can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.



     The manager-of-mangers structure operates under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential.



THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:



   1. PIFM will provide general management and administrative services to VCA-10 and VCA-11 including overall supervisory responsibility for the general management and investment of each Account's securities portfolio, and, subject to review and approval by each Committee, will (i) set the Account's overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Account's assets among its subadvisers in those cases where an Account has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with each Account's investment objectives, policies, and restrictions.




   2. Before an Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased shares on the basis of a prospectus containing the disclosure contemplated by condition
   (4) below, by the sole shareholder before offering of shares of such Account to the public.



   3. VCA-10 and VCA-11 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in an Account's subadvisory agreement. VCA-10 and VCA-11 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximum of ninety
   (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.



   4. VCA-10 and VCA-11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.



   5. No Director or officer of an Account or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director of officer) any interest in any subadviser except for (i) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.



   6. PIFM will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of an Account or PIFM other than by reason of serving a subadviser to one or more Accounts or other mutual funds (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Account.



   7. At all times, a majority of the members of each Committee will be persons each of whom is not an "interested person" of the Account as defined in
   Section 2(a)(19) of the Investment Company Act ("Independent Members"), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.



   8. When a subadviser change is proposed for an Account with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PIFM or the Affiliated subadviser derives an inappropriate advantage.



VCA 10 and VCA 11 intend to seek an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without participant approval, (2)amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Account's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PIFM, not each Account. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

(0.25%) is for investment management. During 2000, 1999 and, 1998, Prudential received $3,794,117, $4,783,228 and $5,890,071, respectively, from VCA 10 and
$838,480, $900,712, and $963,852, respectively, from VCA 11 for administrative expenses and for providing management services.



A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. During 2000, 1999 and, 1998, Prudential received $10,027,193, $10,849,458, and
$10,057,907, respectively, in daily charges for VCA 24.



Prior to May 1, 1997, an annual account charge for administrative expenses of not greater than $20 was assessed against a Participant's Accumulation Account. As of May 1, 1997, this charge was increased to not greater than $30. During 2000, 1999 and, 1998, Prudential collected $78,078, $89,020, and $106,534 respectively, from VCA 10 and $30,668, $47,735, and $47,451, respectively, from VCA 11 in annual account charges. During 2000, 1999, and 1998, Prudential collected $170,276, $154,184, and $152,129, respectively, in annual account charges from VCA 24.



A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA 10 during 2000, 1999, and 1998, were $10,900, $10,420, and $9,116, respectively.
The deferred sales charges imposed on VCA 11 withdrawals during 2000, 1999, and 1998, were $3,750, $2,716, and $2,389, respectively. During 2000, 1999, and
1998, the deferred sales charges imposed on withdrawals from VCA 24 were $65,870, $40,815, and $38,089, respectively.


FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.


VCA-10 and VCA-11 each has adopted a Code of Ethics. In addition, PIFM, Prudential Investments, Jennison and PIMS have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the account is making such investments. VCA-24 is not required to adopt a Code of Ethics. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Station Washington, D.C. 20549-0102.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA-10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. No more than 15% of the value of the net assets held in VCA 10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 11's total assets, more than 5% of VCA 11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder. Provided, however, that VCA-ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. No more than 10% of the value of the net assets held in VCA 11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only "covered" options on stocks. A call option is covered if:
(1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).

VCA 10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 10 will write only "covered" options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES


VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.


VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts' ability to maximize their securities lending opportunities.

PORTFOLIO TURNOVER RATE


VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 2000 and 1999 the total portfolio turnover rate for VCA 10 was 77% and 82% respectively.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

The respective subadvisor is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.


In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PIFM and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.



When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PIFM, Jennison, or Prudential Investments with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.



These services include statistical and economic data and research reports on particular companies and industries. PIFM, Jennison, and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PIFM's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, PIFM might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.



When investment opportunities arise that may be appropriate for more than one entity for which PIFM or a subadvisor serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which PIFM or a subadvisor acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.




An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2000, 1999 and 1998, the total dollar amount of commissions paid by VCA 10 to an affiliated broker, Prudential Securities Incorporated, was $3,042, $17,046, and $8,801 respectively, which represented 0.3%, 1.1%, and 1.0%, respectively, of the aggregate brokerage commissions paid by

VCA 10. For 2000, 1999 and 1998 Prudential Securities effected 0.4%, 1.2%, and 1.2%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.



PIFM, Jennison, or Prudential Investments may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.



During 2000, 1999, and 1998, $966,183, $1,535,514, and $901,787, respectively, was paid to various brokers in connection with securities transactions for VCA
10.


CUSTODY OF SECURITIES


State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of the assets of VCA 10 and VCA 11 and maintains certain books and records in connection therewith.


PERFORMANCE INFORMATION


The tables below provide performance information for each variable investment option through December 31, 2000. The performance information is based on historical experience and does not indicate or represent future performance.


ANNUAL AVERAGE TOTAL RETURN


Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2000 in VCA 10, VCA 11 and the following subaccounts of VCA 24: Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Stock Index, Equity and Global. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract.

                                     TABLE 1

                 AVERAGE ANNUAL TOTAL RETURN ASSUMING WITHDRAWAL









                                     ONE YEAR   FIVE YEARS  TEN YEARS
                                      ENDED       ENDED       ENDED
                                    12/31/00      12/31/00   12/31/00
                                    --------      --------   --------
VCA 10 ....................            1.86          11.26      14.19
VCA 11 ....................            -.48           4.44       4.35
VCA 24:

     Diversified Bond .....            2.93           4.62       7.01
     Government Income ....            5.87           4.92       6.89
     Conservative Balanced            -7.26           7.52       8.81
     Flexible Managed .....           -8.20           8.30      10.55
     Stock Index ..........          -15.73          16.92      16.18
     Equity ...............           -3.66          12.20      15.15
     Global ...............          -24.28          13.06      11.69


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with
                             n
the following formula: P(1+T) = ERV. In the formula, P is a hypothetical investment or contribution of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the periods shown. The annual account charge is prorated among the investment options available under MEDLEY, including the Companion Contract, in the same proportions as the aggregate annual contract fees are deducted from each option. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the contributions or investments are not withdrawn at the end of the period or that the Participant annuitizes at the end of the period.

                                     TABLE 2

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL







                                                    FIVE
                                     ONE YEAR       YEARS      TEN YEARS
                                      ENDED         ENDED        ENDED
                                     12/31/00      12/31/00    12/31/00
                                     --------      --------    --------
VCA 10 ....................             8.10          11.68       14.26
VCA 11 ....................             5.63           4.87        4.42
VCA 24:
     Diversified Bond .....             8.94           4.97        7.02
     Government Income ....            11.88           5.25        6.90
     Conservative Balanced             -1.22           7.84        8.83
     Flexible Managed .....            -2.14           8.62       10.57
     Stock Index ..........            -9.68          17.16       16.19
     Equity ...............             2.50          12.55       15.19
     Global ...............           -18.28          13.30       11.69


Table 3 shows the cumulative total return for the above investment options, assuming no withdrawal.

                                     TABLE 3

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL








                                 ONE YEAR      FIVE YEARS    TEN YEARS
                                   ENDED         ENDED         ENDED
                                  12/31/00      12/31/00      12/31/00
                                  --------      --------      --------
VCA 10 .................             8.10          73.73         279.26
VCA 11 .................             5.63          26.84          54.11
VCA 24:
   Diversified Bond ....             8.94          27.46          97.14
   Government Income ...            11.88          29.20          94.93
   Conservative Balanced            -1.22          45.94         133.27
   Flexible Managed ....            -2.14          51.30         173.29
   Stock Index .........            -9.68         120.95         349.11
   Equity ..............             2.50          80.71         311.87
   Global ..............           -18.28          86.83         202.46

VCA 11 YIELD

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit of VCA 11 at the beginning of the period, subtracting a prorated portion of the annual account charge as explained above, and dividing the difference by the value of the account at the beginning of the base period, and then multiplying the base period by (365/7), with the resulting figure carried to the nearest hundred of 1%.


The yield reflects the deduction of the 1% charge for administrative expenses and investment management, but does not reflect the deferred sales charge. The current yield for VCA-11 for the seven day period ended December 21, 2000 was 5.77%.


The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to following formula:


              Effective Yield = [(base period return + 1)365/7]-1.



The yields on amounts held in VCA 11 will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.


                       THE VCA 10 AND VCA 11 COMMITTEES

VCA 10 is managed by The Prudential Variable Contract Account 10 Committee ("VCA 10 Committee"). VCA 11 is managed by The Prudential Variable Contract Account 11 Committee ("VCA 11 Committee"). The members of each Committee are elected by the persons having voting rights in respect of each Account. The affairs of each Account are conducted in accordance with the Rules and Regulations of the Account. The members of each Account's Committee, the Account's Secretary and the principal occupation of each during the past five years are shown below.

VCA 10 AND VCA 11 COMMITTEES*


DAVID R. ODENATH, JR., 44, Chairman--Officer in Charge, President, Chief Executive Officer and Chief Operating Officer, (since June 1999) of PIFM. Senior Vice President (since June 1999) of Prudential. Senior Vice President (August 1993 - May 1999) of PaineWebber Group, Inc. and Director or Trustee of several funds with the Prudential Mutual Funds complex.



SAUL K. FENSTER, 67, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King, Jr. Boulevard, Newark, New Jersey 07102.



W. SCOTT McDONALD, JR., 63, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.




JOSEPH WEBER, 77, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.


---------------------------------

* Certain actions of the Committees, including the annual continuance of the Agreement for Investment Management Services between the Account and PIFM, must be approved by a majority of the Members of the Committees who are not interested persons of PIFM, its affiliates or the Accounts as defined in the Investment Company Act of 1940 (the 1940 Act). Messrs. Fenster, McDonald, and Weber are not interested persons of PIFM, its affiliates, or the Accounts. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

OFFICERS WHO ARE NOT DIRECTORS









ROBERT F. GUNIA, Vice President--Executive Vice President, Prudential Investments since 1999; Vice President, Prudential from 1997 to 1999; prior to 1997, Senior Vice President, Prudential Securities Incorporated. Address: 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



JUDY A. RICE, Vice President--Executive Vice President (since 1999) of Prudential Investments; Executive Vice President (since 1999) of PIFM; formerly, various positions to Senior Vice President (1992-1999), Prudential Securities, Inc. and Director or Trustee of several funds within the Prudential Mutual Funds complex.






WILLIAM V. HEALEY, Assistant Secretary -- Vice President and Corporate Counsel of Prudential and Chief Legal Officer of Prudential Investments, since 1998; Director, ICI Mutual Insurance Company since 1999; Prior to 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank N.A. Address: 100 Mulberry Street, Gateway Center Three, 4th Floor, Newark, New Jersey 07102.



JONATHAN D. SHAIN, Secretary--Vice President and Corporate Counsel of Prudential since 2001. Prior to 2001, Assistant General Counsel of Prudential since 1998. Prior to 1998, Attorney with Fleet Bank, N.A.



GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; Prior to 1996: First Vice President of Prudential Securities Inc. Address: 100 Mulberry Street, Gateway Center Three, 9th Floor, Newark, New Jersey 07102.



JEFFERY SCARBEL, Assistant Treasurer -- Vice President of Prudential.


REMUNERATION OF MEMBERS OF THE COMMITTEES AND CERTAIN AFFILIATED PERSONS

No member of the Committee of either VCA 10 or VCA 11 receives remuneration from an Account. Prudential pays certain of the expenses relating to the operation of VCA 10 and VCA 11, including all compensation paid to members of each Committee, its Chairman, its Secretary and Treasurer. No member of either Account's Committee, its Chairman, its Secretary or Treasurer who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. Age 66.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Executive Officer, Q-Linx Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address: 1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Telecom Group, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Bank, JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James
E. Hanson Management Company, Hampshire Management Company and CDL, Inc.. Age
64. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividends; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 59.
Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Advanced Medicine, Inc. and Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS


ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Institutional since 2001; Executive Vice President, Prudential Institutional from 1998 to 2001; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 2000; Executive Vice President, Global Asset Management since 1998 and Prudential Securities since 2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

VIVIAN BANTA--Executive Vice President, US Consumer Group since 2001; Executive Vice President, Individual Financial Services, from 2000 to 2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.

                              SALE OF THE CONTRACTS


Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2000, 1999 and 1998, Prudential received $10,900, $10,420, and $9,116 respectively, as deferred sales charges from VCA 10. $473,096, $680,590, and $791,023 respectively, were credited to other broker-dealers for the same periods in connection with sales of the Contracts. During 2000, 1999 and 1998, Prudential received $3,750, $2,716, and $2,389 respectively, from VCA 11 as deferred sales charges and credited $116,722, 114,958 and 271,019, respectively, to other broker-dealers in connection with sales of the Contracts. During 2000, 1999 and 1998, Prudential received $65,870, $40,815, and $38,089 respectively, from VCA 24 as deferred sales charges and credited $2,030,005, $2,506,723, and $2,349,448, respectively, to other broker-dealers in connection with sales of the Contracts.

                                     EXPERTS

The financial statements for VCA 10, VCA 11, VCA 24 and Prudential included in this Statement of Additional Information and the condensed financial information for VCA 10, VCA 11 and VCA 24 in the prospectus for the fiscal years
1997, 1998, 1999 and 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein. The financial statements have been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.



Financial Statements for VCA 10, VCA 11, VCA 24 and Prudential, all as of December 31, 2000, are included in this Statement of Additional Information, beginning on the next page.

                        FINANCIAL HIGHLIGHTS FOR VCA-10
                INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)





                                                                                 YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                             2000           1999         1998             1997           1996
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME .....................................   $  .1108       $  .1232       $  .0956       $   .0757       $  .0657
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES
   For investment management fee ......................     (.0173)        (.0172)        (.0177)         (.0154)        (.0118)
   For administrative expenses ........................     (.0515)        (.0513)        (.0530)         (.0461)        (.0354)
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME .................................      .0420          .0547          .0249           .0142          .0185
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL CHANGES
   Net realized gain on investments ...................      .4789          .2537          .8002          1.2761          .5085
   Net change in unrealized appreciation
     (depreciation) on investments ....................      .0322         (.2814)       (1.0426)          .3841          .5682
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN UNIT
   ACCUMULATION VALUE .................................      .5531           .027         (.2175)         1.6744         1.0952
---------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of year ..................................     6.8222         6.7952         7.0127          5.3383         4.2431
   End of year ........................................    $7.3753        $6.8222        $6.7952         $7.0127        $5.3383
---------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS** ...............................       1.00%          1.00%          1.00%           1.00%          1.00%
---------------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ...............................        .60%           .79%           .36%            .24%           .39%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ...............................         77%            82%            49%             47%            52%
---------------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   For Participants at end of year
   (000's omitted) ....................................     50,430         63,330         80,431          83,261         91,532
---------------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000

COMMON STOCK                                                     VALUE
INVESTMENTS                                    SHARES          [NOTE 2A]
----------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
Lockheed Martin Corp.                         137,100       $  4,654,545
----------------------------------------------------------------------------------
AUTO & TRUCK - 0.3%
Tower Automotive, Inc. (a)                    140,300          1,262,700
----------------------------------------------------------------------------------
AGRICULTURE - 0.6%
Monsanto Co.                                   76,200          2,062,163
----------------------------------------------------------------------------------
BANKING & FINANCIAL SERVICES - 6.8%
Bank of America Corp.                          84,700          3,885,613
Citigroup, Inc.                               129,730          6,624,338
J.P. Morgan & Co., Inc.                       144,900          6,583,894
Fleet Boston Financial Corp.                   95,000          3,568,438
Providian Financial Corp.                      78,800          4,531,000
                                                              ----------
                                                              25,193,283
----------------------------------------------------------------------------------
CHEMICALS - 2.6%
Agrium, Inc.                                  170,500          2,493,563
Crompton Corp. (a)                            287,900          3,022,950
Praxair, Inc.                                  97,200          4,313,250
                                                               ---------
                                                               9,829,763
----------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.6%
Convergys Corp. (a)                           135,500          6,139,844
----------------------------------------------------------------------------------
COMPUTER  HARDWARE - 4.4%
Compaq Computer Corp.                         253,500          3,815,175
Dell Computer Corp. (a)                       188,900          3,293,944
Hewlett-Packard Co.                           153,400          4,841,688
International Business
   Machines Corp.                              53,200          4,522,000
                                                              ----------
                                                              16,472,807
----------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.7%
Compuware Corp. (a)                           215,000          1,343,750
Microsoft Corp. (a)                           120,100          5,224,350
Unisys Corp. (a)                              240,400          3,515,850
                                                              ----------
                                                              10,083,950
----------------------------------------------------------------------------------
DIVERSIFIED INDUSTRIES - 2.5%
Minnesota Mining &
   Manufacturing Co.                           33,400          4,024,700
Tyco International Ltd.                        97,000          5,383,500
                                                              ----------
                                                               9,408,200
----------------------------------------------------------------------------------
ELECTRONICS - 3.4%
Micron Technology, Inc.                       111,600          3,961,800
National Semiconductor Corp. (a)              149,280          3,004,260
SCI Systems, Inc. (a)                          88,500          2,334,188
Texas Instruments, Inc.                        73,100          3,463,113
                                                              ----------
                                                              12,763,361
----------------------------------------------------------------------------------
HEALTHCARE - 5.4%
HCA-The Healthcare Company                     93,100          4,097,331
Tenet Healthcare Corp. (a)                    104,600          4,648,163
UnitedHealth Group, Inc.                       71,800          4,406,725
Wellpoint Health Networks, Inc. (a)            62,000          7,145,500
                                                              ----------
                                                              20,297,719
----------------------------------------------------------------------------------



COMMON STOCK                                                     VALUE
INVESTMENTS                                    SHARES          [NOTE 2A]
----------------------------------------------------------------------------------
HOTELS & MOTELS - 0.7%
Starwood Hotels & Resorts
  Worldwide, Inc.                              78,500      $  2,767,125
----------------------------------------------------------------------------------
INSURANCE - 9.2%
Allstate Corp.                                 82,700         3,602,619
Loews Corp.                                    75,100         7,777,544
Old Republic International Corp.               91,400         2,924,800
Torchmark Corp.                               172,800         6,642,000
Trenwick Group Ltd.                           226,650         5,623,753
XL Capital Ltd.(Class `A' Stock)               89,314         7,803,811
                                                             -----------
                                                             34,374,527
----------------------------------------------------------------------------------
MACHINERY - 1.3%
Caterpillar, Inc.                              98,400         4,655,550
----------------------------------------------------------------------------------
MEDIA - 1.7%
AT&T Liberty Media Group, (a)                 203,400         2,758,613
Tribune Co.                                    88,400         3,734,900
                                                              ----------
                                                              6,493,513
----------------------------------------------------------------------------------
METALS - 2.6%
Alcoa, Inc.                                   167,900         5,624,650
BHP Ltd., ADR                                 154,800         3,250,800
The Carbide/Graphite Group, Inc. (a)          334,200           668,400
                                                              ----------
                                                              9,543,850
----------------------------------------------------------------------------------
NETWORKING - 2.5%
Cisco Systems, Inc. (a)                        77,300         2,956,725
Nortel Networks Corp.                          95,700         3,068,381
Tellabs, Inc. (a)                              58.900         3,327,850
                                                              ----------
                                                              9,352,956
----------------------------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES - 0.4%
Xerox Corp.                                   343,000         1,586,375
----------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION - 15.4%
Baker Hughes, Inc.                            165,300         6,870,281
Coastal Corp. (Class `A' Stock)               140,800        12,434,393
Conoco, Inc.,                                 127,000         3,635,375
Devon Energy Corp.                            108,300         6,603,051
Halliburton Co.                               146,100         5,296,125
Kerr-McGee Corp.                               56,837         3,804,527
Phillips Petroleum Co.                         88,900         5,056,188
Royal Dutch Petroleum Co., ADR                 63,500         3,845,719
TotalFinaElf S.A., ADR                         85,600         6,222,050
Transocean Sedco Forex, Inc.                   84,200         3,873,200
                                                             -----------
                                                             57,640,909
----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 4.6%
Georgia Pacific Group                         171,700         5,344,163
International Paper Co.                       120,800         4,930,150
Mead Corp.                                     66,800         2,095,850
Temple-Inland, Inc.                            91,000         4,879,875
                                                            -----------
                                                             17,250,038
----------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


COMMON STOCK                                                   VALUE
INVESTMENTS                                    SHARES        [NOTE 2A]
----------------------------------------------------------------------------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories                           101,285       $  4,905,992
American Home Products Corp.                   88,000          5,592,400
Eli Lilly & Co.                                50,400          4,690,350
Schering-Plough Corp.                         116,800          6,628,400
Sepracor, Inc. (a)                             51,600          4,134,450
                                                              ----------
                                                              25,951,592
----------------------------------------------------------------------------------
PHOTOGRAPHY - 1.5%
Eastman Kodak Co.                             145,600          5,733,000
----------------------------------------------------------------------------------
RESTAURANTS - 1.9%
Darden Restaurants, Inc.                      317,600          7,265,100
----------------------------------------------------------------------------------
RETAIL - 1.7%
Target Corp.                                  191,900          6,188,775
----------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.2%
ALLTEL Corp.                                   89,378          5,580,539
General Motors Corp.,
   (Class `H' Stock) (a)                      145,000          3,335,000
Global Crossing, Ltd. (a)                     280,300          4,011,794
Nextel Communications, Inc. (a)               142,800          3,534,300
SBC Communications, Inc.                       83,600          3,991,900
Worldcom, Inc. (a)                            200,800          2,811,200
                                                              ----------
                                                              23,264,733
----------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.5%
Harris Corp.                                  123,200          3,773,000
Motorola, Inc.                                166,300          3,367,575
Nokia Corp., ADR                              217,700          9,469,950
                                                             -----------
                                                              16,610,525
----------------------------------------------------------------------------------
TOBACCO - 2.1%
Philip Morris Co., Inc.                       179,300          7,889,200
----------------------------------------------------------------------------------
UTILITIES - 2.8%
Exelon Corp.                                  149,400         10,489,374
----------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 97.7%
   (Cost: $332,618,912)                                     $365,225,477
----------------------------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT            VALUE
                                              (000)          [NOTE 2A]
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.6%
COMMERCIAL PAPER
American Express Financial Corp., 5.90%
    1/2/01
   (Cost: $9,631,000)                           $9,631        $9,631,000
----------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.3%
   (Cost: $342,249,912)                                     $374,856,477
----------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
    Cash                                                             488
    Dividends and Interest Receivable                            348,599
    Payable for Pending Capital Transactions                    (844,245)
    Payable for Investments Purchased                      $    (746,908)
----------------------------------------------------------------------------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS - 0.3%                                   $  (1,242,066)
----------------------------------------------------------------------------------
NET ASSETS - 100%                                           $373,614,411
----------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
    Equity of Participants
   50,430,005 Accumulation Units at an
   Accumulation Unit Value of $7.3753                        371,934,361
   Equity of The Prudential Insurance
   Company of America                                          1,680,050
                                                            ------------
                                                            $373,614,411
==================================================================================

The following abbreviations are used in portfolio descriptions:
  ADR  - American Depository Receipts.
  S.A. - Sociedad Anomie (Spainish Corporation).
 (a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                            STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                                                     DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $50,872 foreign withholding tax)                                                             $    5,653,332
  Interest                                                                                                              434,771
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                                                          6,088,103
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Fees Charged to Participants for Investment Management Fee                                                            948,423
  Fees Charged to Participants for Administrative Expenses                                                            2,845,694
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                        3,794,117
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 2,293,986
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized Gain on Investmento Transactions                                                                          26,497,818
  Decrease in Unrealized Appreciation on Investments                                                                 (1,327,127)
--------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                                              25,170,691
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $  27,464,677
================================================================================================================================


                       STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                   DECEMBER 31, 2000                   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
NET OPERATIONS
  Net Investment Income                                                         $     2,293,986                   $     3,815,161
  Net Realized Gain on Investments                                                   26,497,818                        21,727,366
  Decrease In Unrealized Appreciation on Investments                                 (1,327,127)                      (23,170,828)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                                        27,464,677                         2,371,699
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In                                                 33,483,274                        57,561,612
  Withdrawals and Transfers Out                                                    (120,862,312)                     (174,198,348)
  Annual Account Charges Deducted from
    Participants' Accounts                                                              (78,078)                          (89,020)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                                               (87,457,116)                     (116,725,756)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS                                                     (170,329)                          (83,117)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                                        (60,162,768)                     (114,437,174)
NET ASSETS
    Beginning of Year                                                               433,777,179                       548,214,353
----------------------------------------------------------------------------------------------------------------------------------
    End of Year                                                                   $ 373,614,411                     $ 433,777,179
==================================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

NOTE 1: GENERAL

        The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is long-term growth of capital. The Account's investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITIES VALUATION

        EQUITY SECURITIES

        Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

        FIXED INCOME SECURITIES

        Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

        SHORT-TERM INVESTMENTS

        Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

        B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        C. REPURCHASE AGREEMENTS

        Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities during the entire term of the agreement remains at least equal to the amount of the `loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and,

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

        if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

        D. TAXES

        The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT AND CHARGES

        A. The Prudential Insurance Company of America ("The Prudential") furnished investment management services in connection with the management of the Account through September 28, 2000. Effective September 29, 2000, the VCA-10 Committee terminated the investment management agreement with The Prudential and entered into an investment management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to the investment management agreement, PIFM is paid the same investment management fee that The Prudential was paid. A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-10, is charged to the Account. Up to three quarters of this charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PIFM, is for investment management services.


                In accordance with the investment management agreement, The Prudential was responsible for all investment management services, selecting subadvisers and supervising the subadviser's performance of such services. Effective September 18, 2000, The Prudential entered into a subadvisory agreement with Jennison Associates LLC ("Jennison"). Prior to September 18, 2000, The Prudential had a subadvisory agreement with The Prudential Investment Corporation ("PIC"). Subsequent to appointment as manager to the Account, PIFM entered into a subadvisory agreement with Jennison on September 29, 2000.

                PIFM, Jennison and PIC are wholly owned subsidiaries of The Prudential.

        B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

        C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other

NOTES TO FINANCIAL STATEMENTS OF VCA-10
--------------------------------------------------------------------------------

        than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 2000 and 1999, Prudential has advised the Account that they received deferred sales charges of $10,900 and $10,420, respectively, imposed upon certain withdrawals from the Account.

NOTE 4: PURCHASES AND SALES OF PORTFOLIO SECURITIES

        For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $287,757,678 and $388,703,118 respectively.

NOTE 5: UNIT TRANSACTIONS

        The number of Accumulation Units issued and redeemed for the years ended December 31, 2000 and 1999 are as follows:

                                           2000                    1999
                ----------------------------------------------------------
                Units issued             4,892,063               8,372,387
                ----------------------------------------------------------
                Units redeemed          17,791,631              26,439,756
                ----------------------------------------------------------

NOTE 6: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

        The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/ (reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

NOTE 7: RELATED PARTY TRANSACTIONS

        For the year ended December 31, 2000, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $3,042 in brokerage commissions from portfolio transactions executed on behalf of VCA-10.

NOTE 8: PARTICIPANT LOANS

        Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

        Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

        For the year ended December 31, 2000, $1,986,315 in participant loans were withdrawn from VCA-10 and $1,585,424 of principal and interest was repaid to VCA-10. For the year ended December 31, 1999, $2,395,948 in participant loans was withdrawn from VCA-10 and $1,733,215 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2000, Prudential has advised the Account that it received $21,426 in loan origination fees.

                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2001

                         FINANCIAL HIGHLIGHTS FOR VCA-11
                INCOME AND CAPITAL CHANGES ACCUMULATION PER UNIT*
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)






                                                                                YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                2000         1999        1998          1997        1996
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ......................................       $.1772       $.1378       $.1411       $.1353      $.1281
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
   For investment management fee .......................       (.0068)      (.0065)      (.0062)      (.0059)     (.0056)
   For administrative expenses not covered
      by the annual account charge .....................       (.0204)      (.0194)      (.0186)      (.0178)     (.0170)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT VALUE .............................        .1500        .1119        .1163        .1116       .1055
---------------------------------------------------------------------------------------------------------------------------
UNIT VALUE
   Beginning of year ...................................       2.6608       2.5489       2.4326       2.3210      2.2155
   End of year .........................................      $2.8108      $2.6608      $2.5489      $2.4326     $2.3210
---------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS** ..............         1.00%         .99%         .99%         .98%        .98%
---------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ................................         5.53%        4.29%        4.78%        4.73%       4.57%
---------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   For Participants at end of year (000's omitted) .....       28,305       34,100       34,882       35,757      38,315
---------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.
**These calculations exclude Prudential's equity in VCA-11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.



                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


SHORT-TERM                                     PRINCIPAL        VALUE
INVESTMENTS                                     AMOUNT        [NOTE 2A]
---------------------------------------------------------------------------
COMMERCIAL PAPER -- U.S. - 34.4%
Alltel Corp., 6.52%
  2/16/2001                                   $3,035,000     $2,979,483
Alltel Corp., 6.53%
  2/16/2001                                      837,000        821,970
Associates Corporation of
  North America, 6.53%
  2/7/2001                                     2,629,000      2,572,252
Barton Capital Corp., 6.59%
  1/23/2001                                      400,000        394,801
Black Forest Funding
  Corp., 6.90%
  1/16/2001                                      301,000        299,558
Blue Ridge Asset Funding
  Corp., 6.75%
  1/2/2001                                       500,000        497,563
Blue Ridge Asset Funding
  Corp., 6.72%
  1/12/2001                                    1,343,000      1,335,479
DaimlerChrysler No. Amer.
  Holdings Corp., 6.58%
  1/24/2001                                      500,000        493,511
Dover Corp., 6.76875%#
  2/28/2001                                    2,000,000      2,000,000
Eastman Kodak Co., 6.53%
  2/9/2001                                       567,000        557,949
Falcon Asset Securitization
  Corp., 6.61%
  1/22/2001                                    1,000,000        988,432
Forrestal Funding Master
  Trust, 6.51%
  2/16/2001                                      802,000        781,261
General Electric Capital
  Corp., 6.52%
  1/26/2001                                    1,300,000      1,266,567
General Electric Capital
  Corp., 6.58%
  2/13/2001                                    1,404,000      1,353,959
General Motors Acceptance
  Corp., 6.52%
  2/5/2001                                     2,000,000      1,952,911
Nike, Inc., 6.51%
  2/22/2001                                    1,100,000      1,078,716
PNC Funding Corp., 6.59%
  2/28/2001                                    1,000,000        984,623
Sweetwater Capital
  Corp., 6.67%
  1/26/2001                                      355,000        351,054
Sweetwater Capital
  Corp., 6.57%
  2/15/2001                                      853,000        840,702
Triple-A One Funding
  Corp., 6.67%
  1/22/2001                                    $ 818,000      $ 813,150
Unilever Capital Corp.,
  6.7075%#
  3/7/2001                                     2,000,000      2,000,000
Verizon Global Funding
  Corp., 6.55%
  1/24/2001                                    1,279,000      1,261,314
Vodafone Airtouch PLC,
  6.65%
  1/31/2001                                    1,000,000        988,362
Windmill Funding Corp.,
  6.60%
  1/12/2001                                    1,000,000        986,800
                                                            -----------
                                                             27,600,417
---------------------------------------------------------------------------
OTHER CORPORATE DEBT -- U.S. - 22.2%
  (MEDIUM TERM NOTES, CORPORATE BONDS, CORPORATE
  NOTES,LOAN PARTICIPATIONS)
American Express Centurion
  Bank, 6.63375%#
  Medium Term Note
  1/22/2001                                    1,000,000        999,858
AXA Financial, 6.86%
  Loan Participation
  1/19/2001                                    1,000,000      1,000,000
CIT Group, Inc., 6.71375%#
  Medium Term Note
  1/16/2001                                    1,000,000        999,257
Citicorp, 6.85063%#
  Medium Term Note
  2/26/2001                                      490,000        490,189
FleetBoston Financial Corp.,
  6.87563%#
  Medium Term Note
  2/26/2001                                    1,130,000      1,130,959
Goldman Sachs Group L.P.,
  6.835%# Medium Term Note
  5/15/2001                                    3,800,000      3,800,000
J.P. Morgan & Co., Inc.,
  6.70%# Medium Term Note
  1/16/2001                                    1,000,000      1,000,000
Merrill Lynch & Co., Inc.,
  6.83875%#
  Medium Term Note
  1/25/2001                                    2,000,000      2,001,633



                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


SHORT-TERM                                    PRINCIPAL         VALUE
INVESTMENTS                                    AMOUNT         [NOTE 2A]
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.,
  6.735%# Medium Term Note
  8/15/2001                                   $2,000,000     $2,000,000
Short Term Repackaged Asset
  Trust, 1998-E, 6.71625%# Note
  8/20/2001                                    1,000,000      1,000,000
Strategic Money Market
  Trust; 2000-A, 6.73375%# Note
  1/15/2001                                    2,000,000      2,000,000
Strategic Money Market Trust;
  2000-M, 6.58%# Note
  3/13/2001                                    1,000,000      1,000,000
Travelers Property & Casualty Co.,
  6.75% Corporate Note
  4/15/2001                                      400,000        399,871
                                                            ------------
                                                             17,821,767
--------------------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS -- U.S. - 15.6%
  (BANK NOTES, CERTIFICATES OF DEPOSIT)
Bank of America, N.A.,
  6.82% Bank Note
  2/5/2001                                     1,557,000      1,557,000
Bank of America, N.A.,
  6.6175%# Bank Note
  3/19/2001                                    1,700,000      1,701,394
Bank One, N.A., 6.79938%#
  Bank Note
  2/15/2001                                    1,000,000      1,000,123
Comerica Bank, N.A., 6.71875%#
  Bank Note
  1/8/2001                                     1,000,000        999,871
Comerica Bank, N.A., 6.77625%#
  Bank Note
  1/8/2001                                     1,000,000      1,000,029
First Union National Bank,
  7.35% Certificate of Deposit
  5/15/2001                                      855,000        857,089
Lasalle National Bank, 6.71%
  Bank Note
  2/1/2001                                     2,213,000      2,212,912
National City Bank of
  Cleveland, 6.55% Bank Note
  1/31/2001                                    1,700,000      1,699,934
National City Bank of
  Cleveland, 6.73% Bank Note
  2/9/2001                                     1,500,000      1,499,924
                                                            -----------
                                                             12,528,276
---------------------------------------------------------------------------
COMMERCIAL PAPER -- YANKEE - 12.7%
BBL North America Funding
  Corp., 6.63%
  1/17/2001                                   $1,000,000      $ 991,897
Brahms Funding Corp., 6.62%
  1/22/2001                                    1,000,000        991,725
Cregem North America, Inc.,
  6.55%
  1/12/2001                                    1,100,000      1,069,179
Den Norske Bank, 6.53%
  2/20/2001                                    1,000,000        982,587
Restructured Asset Security
  Enhanced Return, 6.73375%#
  1/15/2001                                    1,000,000      1,000,000
Sanpaolo IMI U.S.
  Financial Co., 6.65%
  1/24/2001                                    2,802,000      2,775,160
Sanpaolo IMI U.S.
  Financial Co., 6.10%
  6/4/2001                                     1,134,000      1,102,103
Woolwich PLC, 6.59%
  1/10/2001                                      870,000        860,922
Woolwich PLC, 6.60%
  1/18/2001                                      400,000        395,673
                                                            -----------
                                                             10,169,246
----------------------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS -- YANKEE - 10.7%
  (BANK NOTES, CERTIFICATES OF DEPOSIT)
Bank Austria, AG, 6.60875%#
  Bank Note
  1/16/2001                                    1,000,000        999,894
Deutsche Bank AG, 6.450%
  Certificate of Deposit
  1/8/2001                                     1,428,000      1,427,797
UBS AG, 7.00%
  Certificate of Deposit
  7/18/2001                                    2,000,000      1,999,795
Westpac Banking Corp.,
  6.54% Certificate of Deposit
  1/18/2001                                    2,000,000      1,999,956
Westpac Banking Corp.,
  6.52% Certificate of Deposit
  1/29/2001                                    2,200,000      2,199,920
                                                            -----------
                                                              8,627,362
----------------------------------------------------------------------------



                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                 STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2000


SHORT-TERM                                    PRINCIPAL         VALUE
INVESTMENTS                                    AMOUNT         [NOTE 2A]
----------------------------------------------------------------------------
OTHER CORPORATE DEBT -- YANKEE - 2.5%
  (MEDIUM TERM NOTES)
Abbey National Treasury Services,
  PLC, 6.5975%#
  Medium Term Note
  1/25/2001                                  $2,000,000       $1,999,038
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS - 98.1%
  (Cost: $78,746,106)                                         78,746,106
----------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
  Interest Receivable                                          1,278,572
  Receiveable for Pending
      Capital Transactions                                       224,493
  Payable to Custodian                                               (32)
----------------------------------------------------------------------------
TOTAL OTHER ASSETS, LESS LIABILITIES - 1.9%                    1,503,033
----------------------------------------------------------------------------
NET ASSETS - 100%                                             80,249,139
----------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
  Equity of Participants
    28,304,946 Accumulation Units at an
    Accumulation Unit Value of $2.8108                        79,558,972
  Equity of The Prudential Insurance Company
    of America                                                   690,167
                                                          --------------
                                                             $80,249,139
----------------------------------------------------------------------------


# Indicates a Variable Rate Security. Rate shown is rate in effect at December 31, 2000.
AG - Aktiengesellschaft (German Stock Co.)
N.A. - National Association
PLC - Public Limited Company
L.P. - Limited Partnership


                        SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-11
                             STATEMENT OF OPERATIONS


----------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                                 DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                                                      $5,470,894
   Realized Gain on Investment Transactions                                                           1,155
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                                      5,472,049
----------------------------------------------------------------------------------------------------------------
EXPENSES
   Fees Charged to Participants for Investment Management Services                                  209,538
   Fees Charged to Participants for Administrative Expenses                                         628,942
----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                      838,480
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $4,633,569
================================================================================================================


                       STATEMENT OF CHANGES IN NET ASSETS


---------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                      DECEMBER 31, 2000            DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $      4,633,569           $     3,917,917
---------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
   Purchase Payments and Transfers In                                  125,309,188               109,601,188
   Withdrawals and Transfers Out                                      (141,039,846)             (111,670,643)
   Annual Account Charges Deducted from
      Participants' Accounts                                               (30,668)                  (47,735)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL TRANSACTIONS                                 (15,761,326)               (2,117,190)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM SURPLUS TRANSFERS                                         (7,811)                   68,215
---------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (11,135,568)                1,868,942
NET ASSETS
   Beginning of Year                                                    91,384,707                89,515,765
---------------------------------------------------------------------------------------------------------------
   End of Year                                                    $     80,249,139           $    91,384,707
===============================================================================================================


                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-11
--------------------------------------------------------------------------------

NOTE 1:    GENERAL

           The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consisent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

NOTE 2:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           A. VALUATION OF SHORT-TERM INVESTMENTS

           Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

           B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

           Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

           C. TAXES

           The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3:    INVESTMENT MANAGEMENT AGREEMENT AND CHARGES

           A. The Prudential Insurance Company of America ("The Prudential"), furnished investment management services in connection with the management of the Account through September 28, 2000. Effective September 29, 2000, the VCA-11 Committee terminated the investment management agreement with The Prudential and entered into an investment management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to the investment management agreement, PIFM is paid the same investment management fee that The Prudential was paid. A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant's equity in VCA-11, is charged to the Account. Up to three quarters of this charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PIFM, is for investment management services.

NOTES TO FINANCIAL STATEMENTS OF VCA-11
--------------------------------------------------------------------------------

              Prior to September 18, 2000, The Prudential had a subadvisory agreement with The Prudential Investment Corporation ("PIC"). Terms of the new subadvisory agreement between PIFM and PIC remain unchanged from those between The Prudential and PIC.

              PIFM and PIC are wholly owned subsidiaries of The Prudential.

           B. An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the fiscal year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

           C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 2000 and 1999, Prudential has advised the Account that it received deferred sales charges of $3,750 and $2,716, respectively, imposed upon certain withdrawals from the Account.

NOTES TO FINANCIAL STATEMENTS OF VCA-11
--------------------------------------------------------------------------------


NOTE 4:    UNIT TRANSACTIONS

           The number of Accumulation Units issued and redeemed for the years ended December 31, 2000 and 1999 are as follows:

                                                            2000                         1999
                      --------------------------------------------------------------------------
                      Units issued                         46,003,299                 42,139,173
                      --------------------------------------------------------------------------
                      Units redeemed                       51,797,895                 42,927,959
                      --------------------------------------------------------------------------

NOTE 5:    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS
           TRANSFERS

           The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions) from Prudential's investment in the Account. This increase (decrease) includes reserve adjustments for morality and expense risks assumed by Prudential.

NOTE 6:    PARTICIPANT LOANS

           Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

           Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

           For the year ended December 31, 2000, $666,712 in participant loans were withdrawn from VCA-11 and $351,165 of principal and interest was repaid to VCA-11. For the year ended December 31, 1999, $727,717 in participant loans were withdrawn from VCA-11 and $295,519 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2000, Prudential has advised the Account that it received $8,709 in loan origination fees.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2001



                                                  FINANCIAL STATEMENTS OF VCA - 24


STATEMENTS OF NET ASSETS
December 31, 2000


                                                                             SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------------
                                                DIVERSIFIED    FLEXIBLE     CONSERVATIVE      STOCK                      GOVERNMENT
                                   EQUITY          BOND         MANAGED       BALANCED        INDEX         GLOBAL         INCOME
                                ------------   ------------  ------------   ------------   ------------  ------------   ------------
ASSETS
  Investment in Shares of
    The Prudential Series
    Fund, Inc. Portfolios
    at Net Asset Value
    [Note 2] .................  $364,070,660   $ 47,389,413  $134,477,282   $118,376,476   $426,549,101  $ 97,521,330   $ 28,598,580
                                ------------   ------------  ------------   ------------   ------------  ------------   ------------
NET ASSETS ...................  $364,070,660   $ 47,389,413  $134,477,282   $118,376,476   $426,549,101  $ 97,521,330   $ 28,598,580
                                ============   ============  ============   ============   ============  ============   ============
NET ASSETS REPRESENTING:
  Equity of Participants .....  $361,901,077   $ 46,762,480  $133,100,344   $116,663,909   $424,316,250  $ 94,714,328   $ 27,999,909
  Equity of The Prudential
    Insurance Company of
    America ..................     2,169,583        626,933     1,376,938      1,712,567      2,232,851     2,807,002        598,671
                                ------------   ------------  ------------   ------------   ------------  ------------   ------------
    Net Assets ...............  $364,070,660   $ 47,389,413  $134,477,282   $118,376,476   $426,549,101  $ 97,521,330   $ 28,598,580
                                ============   ============  ============   ============   ============  ============   ============


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A5 THROUGH A8


                                      A1



                                                  FINANCIAL STATEMENTS OF VCA - 24


STATEMENTS OF OPERATIONS
Year Ended December 31, 2000


                                                                             SUBACCOUNTS
                                 --------------------------------------------------------------------------------------------------
                                               DIVERSIFIED    FLEXIBLE      CONSERVATIVE     STOCK                      GOVERNMENT
                                   EQUITY         BOND         MANAGED        BALANCED       INDEX          GLOBAL        INCOME
                                 -----------   -----------   -----------    -----------   ------------   ------------   -----------
INVESTMENT INCOME
  Dividend
    Distributions .............  $ 7,049,067   $ 2,863,592   $ 5,172,738    $ 5,560,377   $  4,142,059   $    865,731   $ 2,109,263
                                 -----------   -----------   -----------    -----------   ------------   ------------   -----------
  Expenses [Note 3]
    Fees Charged to Participants
    for Administrative Purposes   (2,840,372)     (343,710)   (1,093,577)      (963,292)    (3,677,502)      (903,911)     (204,829)
                                 -----------   -----------   -----------    -----------   ------------   ------------   -----------
NET INVESTMENT
  INCOME (LOSS) ...............    4,208,695     2,519,882     4,079,161      4,597,085        464,557        (38,180)    1,904,434
                                 -----------   -----------   -----------    -----------   ------------   ------------   -----------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital Gains Distributions
    Received ..................   59,920,982         5,956     2,121,054         10,025     15,006,508      8,474,177        79,491
  Net Realized Gain (Loss)
    on Investments ............    7,107,382        60,195       444,995        584,716     30,784,157     16,485,104       149,590
  Net Increase (Decrease) in
    Unrealized Appreciation
    (Depreciation) on
    Investments ...............  (64,985,514)    1,340,992    (9,815,550)    (6,626,204)   (93,612,826)   (47,333,426)      992,896
                                 -----------   -----------   -----------    -----------   ------------   ------------   -----------
NET GAIN (LOSS) ON
  INVESTMENTS .................    2,042,850     1,407,143    (7,249,501)    (6,031,463)   (47,822,161)   (22,374,145)    1,221,977
                                 -----------   -----------   -----------    -----------   ------------   ------------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS .............  $ 6,251,545   $ 3,927,025   $(3,170,340)   $(1,434,378)  $(47,357,604)  $(22,412,325)  $ 3,126,411
                                 ===========   ===========   ===========    ===========   ============   ============   ===========


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A5 THROUGH A8



                                      A2



                                                  FINANCIAL STATEMENTS OF VCA - 24


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999


                                                                             SUBACCOUNTS
                                   --------------------------------------------------------------------------------------------
                                                                             DIVERSIFIED                      FLEXIBLE
                                               EQUITY                           BOND                           MANAGED
                                   ----------------------------    ----------------------------    ----------------------------
                                       2000            1999            2000            1999            2000            1999
                                   ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...............  $  6,251,545    $ 51,170,188    $  3,927,025    $   (820,663)   $ (3,170,340)   $ 11,353,421
                                   ------------    ------------    ------------    ------------    ------------    ------------
ACCUMULATION UNIT
  TRANSACTIONS
  Purchase Payments,
    Loan Repayments and
    Transfers in [Notes 7 & 8] ..    49,949,609      69,286,796       8,696,302      13,315,515      17,117,738      26,292,396
  Withdrawals, Loans and
    Transfers Out [Notes 7 & 8] .  (133,554,096)   (153,625,619)    (13,759,476)    (19,900,084)    (43,610,235)    (44,388,257)
  Annual Account Charges Deducted
    From Participants'
    Accumulation Accounts
    [Note 4] ....................       (54,593)        (55,043)         (8,815)         (9,849)        (19,466)        (20,350)
                                   ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM ACCUMULATION
  UNIT TRANSACTIONS .............   (83,659,080)    (84,393,866)     (5,071,989)     (6,594,418)    (26,511,963)    (18,116,211)
                                   ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM SURPLUS
  TRANSFERS [Note 9] ............       461,930         (39,040)        112,329        (124,503)        160,472         (94,886)
                                   ------------    ------------    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ....................   (76,945,605)    (33,262,718)     (1,032,635)     (7,539,584)    (29,521,832)     (6,858,676)

NET ASSETS
  Beginning of period ...........   441,016,265     474,278,983      48,422,048      55,961,632     163,999,113     170,857,789
                                   ------------    ------------    ------------    ------------    ------------    ------------
  End of period .................  $364,070,660    $441,016,265    $ 47,389,413    $ 48,422,048    $134,477,282    $163,999,113
                                   ============    ============    ============    ============    ============    ============


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A5 THROUGH A8



                                      A3



                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
         CONSERVATIVE                        STOCK                                                        GOVERNMENT
           BALANCED                          INDEX                          GLOBAL                          INCOME
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2000            1999            2000            1999            2000            1999            2000            1999
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


$ (1,434,378)   $  8,264,623    $(47,357,604)   $ 90,114,309    $(22,412,325)   $ 40,402,234    $  3,126,411    $ (1,217,678)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------




  13,367,211      23,315,455      85,445,265     150,527,441     103,936,012      34,220,362       4,471,694       8,207,887

 (36,738,508)    (32,430,146)   (152,853,384)   (142,799,902)   (110,025,304)    (37,281,767)     (9,622,766)    (13,748,986)



     (24,120)        (21,971)        (54,143)        (41,285)         (6,643)         (2,564)         (2,476)         (3,122)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



 (23,395,417)     (9,136,662)    (67,462,262)      7,686,254      (6,095,935)     (3,063,969)     (5,153,548)     (5,544,221)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     375,829         (88,148)        496,514          25,395         374,766         (57,803)        103,911         (96,178)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

 (24,453,966)       (960,187)   (114,323,352)     97,825,958     (28,133,494)     37,280,462      (1,923,226)     (6,858,077)


 142,830,442     143,790,629     540,872,453     443,046,495     125,654,824      88,374,362      30,521,806      37,379,883
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$118,376,476    $142,830,442    $426,549,101    $540,872,453    $ 97,521,330    $125,654,824    $ 28,598,580    $ 30,521,806
============    ============    ============    ============    ============    ============    ============    ============


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A5 THROUGH A8



                                      A4

                   NOTES TO FINANCIAL STATEMENTS OF VCA - 24

NOTE 1:   GENERAL

          The Prudential Variable Contract Account-24 (VCA-24 or the Account) was established on April 29, 1987 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants).

          The Account is comprised of seven Subaccounts. Each of the Subaccounts invest in a corresponding portfolio of The Prudential Series Fund, Inc. ("the Fund"). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

          SIGNIFICANT ACCOUNTING POLICIES

          INVESTMENTS--The investments in shares of the Fund are stated at the net asset value of the respective portfolio.

          SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchasedor sold.

          DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shared of the Fund and are recorded on the ex-dividend date.

NOTE 2:   INVESTMENT INFORMATION

          The number of shares of each portfolio of the Fund, the Net Asset Value (NAV) per share for each portfolio held by the Subaccounts of VCA-24, and the aggregate cost of investments in such shares as of December 31, 2000 are as follows:


                                                  DIVERSIFIED      FLEXIBLE      CONSERVATIVE
                                    EQUITY           BOND           MANAGED        BALANCED
                                 ------------    ------------    ------------    ------------
          Number of Shares ....    14,860,027       4,201,189       8,135,347       8,091,352
          NAV per Share .......  $      24.50    $      11.28    $      16.53    $      14.63
          Cost at 12-31-00 ....  $373,916,262    $ 46,140,533    $138,122,570    $120,388,262


                                     STOCK                        GOVERNMENT
                                     INDEX          GLOBAL          INCOME
                                 ------------    ------------    ------------
          Number of Shares ....    11,033,345       4,130,510       2,379,250
          NAV per Share .......  $      38.66    $      23.61    $      12.02
          Cost at 12-31-00 ....  $292,313,160    $ 94,694,448    $ 27,289,617

NOTE 3:   EXPENSES

          A daily charge at an effective annual rate of 0.75% of the Net Asset Value of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge.

NOTE 4:   ANNUAL ACCOUNT CHARGE

          An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's account or at the end of the accounting year by reducing the number of Units held. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.


                                       A5

                    NOTES TO FINANCIAL STATEMENTS OF VCA - 24


NOTE 5:   DEFERRED SALES CHARGE

          A deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales decline by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal.


NOTE 6:   TAXES

          The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Values of VCA-24 has not been reduced by federal income taxes.


NOTE 7:   UNIT TRANSACTIONS

          The number of units issued and redeemed during the year ended December 31 2000, is as follows:


                                                           2000
                                 -----------------------------------------------------------
                                                 DIVERSIFIED      FLEXIBLE      CONSERVATIVE
                                   EQUITY           BOND           MANAGED        BALANCED
                                 ----------       ---------      ----------      -----------
          Units issued ........  10,951,832       3,584,221       5,074,096       4,727,380
          Units redeemed ......  29,222,355       5,707,281      12,929,437      12,644,626


                                             2000 (CONTINUED)
                                 ------------------------------------------
                                   STOCK                         GOVERNMENT
                                   INDEX          GLOBAL           INCOME
                                 ----------      ----------       ---------
          Units issued ........  13,088,826      31,546,905       2,505,557
          Units redeemed ......  23,445,262      33,686,403       5,444,927

          The number of units issued and redeemed during the year ended December 31, 1999 is as follows:


                                                           1999
                                 -----------------------------------------------------------
                                                 DIVERSIFIED      FLEXIBLE      CONSERVATIVE
                                   EQUITY           BOND           MANAGED        BALANCED
                                 ----------       ---------      ----------      -----------
          Units issued ........  15,511,647       5,643,631       7,844,141       8,219,444
          Units redeemed ......  34,287,974       8,438,294      13,509,859      11,298,746


                                             1999 (CONTINUED)
                                 ------------------------------------------
                                   STOCK                         GOVERNMENT
                                   INDEX          GLOBAL           INCOME
                                 ----------      ----------       ---------
          Units issued ........  25,309,388      13,506,600       4,750,864
          Units redeemed ......  23,683,009      14,773,914       7,974,407


                                     A6

                    NOTES TO FINANCIAL STATEMENTS OF VCA - 24


NOTE 8:   PARTICIPANT LOANS

          Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charges is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

          Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

          For the year ended December 31, 2000 the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts is as follows:


                                                             2000
                                 ------------------------------------------------------------
                                                  DIVERSIFIED      FLEXIBLE      CONSERVATIVE
                                    EQUITY           BOND           MANAGED        BALANCED
                                 ------------    ------------    ------------    ------------
          Loans ...............  $  2,181,371    $    307,084    $  1,091,679    $    581,104
          Repayments ..........  $  1,589,396    $    268,673    $    837,445    $    556,748


                                               2000 (CONTINUED)
                                 --------------------------------------------
                                     STOCK                        GOVERNMENT
                                     INDEX          GLOBAL          INCOME
                                 ------------    ------------    ------------
          Loans ...............  $  3,316,155    $    947,235    $    160,982
          Repayments ..........  $  2,014,067    $    499,952    $     92,567

          For the year ended December 31, 1999 the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts is as follows:


                                                             1999
                                 ------------------------------------------------------------
                                                  DIVERSIFIED      FLEXIBLE      CONSERVATIVE
                                    EQUITY           BOND           MANAGED        BALANCED
                                 ------------    ------------    ------------    ------------
          Loans ...............  $  2,541,893    $    374,373    $  1,501,068    $    748,314
          Repayments ..........  $  1,594,864    $    223,541    $    864,067    $    493,542


                                               1999 (CONTINUED)
                                 --------------------------------------------
                                     STOCK                        GOVERNMENT
                                     INDEX          GLOBAL          INCOME
                                 ------------    ------------    ------------
          Loans ...............  $  3,599,667    $    718,784    $    235,769
          Repayments ..........  $  1,856,162    $    379,272    $     91,359

          Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccount of VCA-24.


NOTE 9:   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

          The increase (decrease) in net assets resulting from surplus transfers represents the net contribution (withdrawals) to the Equity of Prudential, Prudential's investment in the account.


                                       A7



NOTE 10:  CONDENSED FINANCIAL INFORMATION
          PARTICIPANT ACCUMULATION UNIT VALUES FOR VCA-24


                                                                             EQUITY (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   4.7195        4.2286         3.8962        3.1487         2.6769        2.0541
          End of period (rounded) ...........   4.8374        4.7195         4.2286        3.8962         3.1487        2.6769
          Accumulation Units
            Outstanding at end of period ....   74,814        93,084        111,855       141,162        132,455       118,394


                                                                         DIVERSIFIED BOND (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   2.3475        2.3829         2.2404        2.0789         2.0065        1.6746
          End of period (rounded) ...........   2.5575        2.3475         2.3829        2.2404         2.0789        2.0065
          Accumulation Units
            Outstanding at end of period ....   18,285        20,408         23,260        19,114         20,280        16,898


                                                                         FLEXIBLE MANAGED (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   3.4074        3.1844         2.9103        2.4854         2.2038        1.7886
          End of period (rounded) ...........   3.3343        3.4074         3.1844        2.9103         2.4854        2.2038
          Accumulation Units
            Outstanding at end of period ....   39,919        47,774         53,275        64,184         59,681        51,419


                                                                       CONSERVATIVE BALANCED (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   2.9538        2.7909         2.5165        2.2364         1.9993        1.7175
          End of period (rounded) ...........   2.9177        2.9538         2.7909        2.5165         2.2364        1.9993
          Accumulation Units
            Outstanding at end of period ....   39,984        47,902         51,101        51,297         50,029        46,873


                                                                            STOCK INDEX (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   6.6972        5.5972         4.3910        3.3302         2.7378        2.0123
          End of period (rounded) ...........   6.0491        6.6972         5.5972        4.3910         3.3302        2.7378
          Accumulation Units
            Outstanding at end of period ....   70,145        80,502         78,885        85,941         80,572        51,701


                                                                              GLOBAL (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   3.4236        2.3269         1.8815        1.7836         1.4975        1.3020
          End of period (rounded) ...........   2.7979        3.4236         2.3269        1.8815         1.7836        1.4975
          Accumulation Units
            Outstanding at end of period ....   33,852        35,992         37,297        37,576         33,505        24,439


                                                                         GOVERNMENT INCOME (000 omitted)
                                               --------------------------------------------------------------------------------
                                                1/1/00        1/1/99         1/1/98        1/1/97         1/1/96        1/1/95
                                                  TO            TO             TO            TO             TO            TO
                                               12/31/00      12/31/99       12/31/98      12/31/97       12/31/96      12/31/95
                                               --------      --------       --------      --------       --------      --------
          Beginning of period (rounded) .....   1.7011        1.7614         1.6267        1.4943         1.4730        1.2421
          End of period (rounded) ...........   1.9031        1.7011         1.7614        1.6267         1.4943        1.4730
          Accumulation Units
            Outstanding at end of period ....   14,712        17,652         20,924        17,033         17,697        17,289



                                      A8

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Contract Holders of
The Prudential Variable Contract Account-24 and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Equity, Diversified Bond, Flexible Managed, Conservative Balanced, Stock Index, Global and Government Income) of The Prudential Variable Contract Account
Account-24 at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 23, 2001


                                       A9

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
CONSOLIDATED FINANCIAL STATEMENTS AND
REPORT OF INDEPENDENT ACCOUNTANTS
DECEMBER 31, 2000 AND 1999

[PRICEWATERHOUSECOOPERS LOGO]

--------------------------------------------------------------------------------

                                                    PRICEWATERHOUSECOOPERS LLP
                                                    1177 Avenue of the Americas
                                                    New York NY 10036
                                                    Telephone  (646) 471 4000
                                                    Facsimile  (646) 471 4100




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2000 AND 1999 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                                                    2000            1999
                                                                                                 ---------       ---------
ASSETS
Fixed maturities:
      Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)           $  83,827       $  79,130
      Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448          14,237
Trading account assets, at fair value                                                                7,217           9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)              2,317           3,264
Mortgage loans on real estate                                                                       15,919          16,268
Policy loans                                                                                         8,046           7,590
Securities purchased under agreements to resell                                                      5,395          13,944
Cash collateral for borrowed securities                                                              3,858           7,124
Other long-term investments                                                                          4,459           4,857
Short-term investments                                                                               5,029           2,773
                                                                                                 ---------       ---------
      Total investments                                                                            148,515         158,928

Cash and cash equivalents                                                                            7,676           6,427
Accrued investment income                                                                            1,916           1,836
Broker-dealer related receivables                                                                   11,860          11,346
Deferred policy acquisition costs                                                                    7,063           7,324
Other assets                                                                                        13,506          17,102
Separate account assets                                                                             82,217          82,131
                                                                                                 ---------       ---------
      TOTAL ASSETS                                                                               $ 272,753       $ 285,094
                                                                                                 =========       =========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                           $  69,288       $  67,278
Policyholders' account balances                                                                     32,722          32,780
Unpaid claims and claim adjustment expenses                                                          2,120           2,829
Policyholders' dividends                                                                             1,463           1,484
Securities sold under agreements to repurchase                                                      15,010          24,598
Cash collateral for loaned securities                                                               11,053          10,775
Income taxes payable                                                                                 1,610             804
Broker-dealer related payables                                                                       5,965           5,839
Securities sold but not yet purchased                                                                4,959           6,968
Short-term debt                                                                                     11,131          10,858
Long-term debt                                                                                       2,502           5,513
Other liabilities                                                                                   12,105          13,946
Separate account liabilities                                                                        82,217          82,131
                                                                                                 ---------       ---------
      Total liabilities                                                                            252,145         265,803
                                                                                                 ---------       ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTES 15 AND 17)
EQUITY
Accumulated other comprehensive income (loss)                                                          234            (685)
Retained earnings                                                                                   20,374          19,976
                                                                                                 ---------       ---------
      Total equity                                                                                  20,608          19,291
                                                                                                 ---------       ---------
      TOTAL LIABILITIES AND EQUITY                                                               $ 272,753       $ 285,094
                                                                                                 =========       =========



                 See Notes to Consolidated Financial Statements
                                       3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                           2000          1999          1998
                                                                         --------      --------      --------
REVENUES
Premiums                                                                 $ 10,221      $  9,528      $  9,048
Policy charges and fee income                                               1,639         1,516         1,465
Net investment income                                                       9,497         9,367         9,454
Realized investment gains (losses), net                                      (288)          924         2,641
Commissions and other income                                                5,475         5,233         4,416
                                                                         --------      --------      --------

      Total revenues                                                       26,544        26,568        27,024
                                                                         --------      --------      --------

BENEFITS AND EXPENSES
Policyholders' benefits                                                    10,640        10,226         9,786
Interest credited to policyholders' account balances                        1,751         1,811         1,953
Dividends to policyholders                                                  2,724         2,571         2,477
General and administrative expenses                                        10,083         9,530         9,037
Capital markets restructuring                                                 476             -             -
Sales practices remedies and costs                                              -           100         1,150
Demutualization expenses                                                      143            75            24
                                                                         --------      --------      --------

      Total benefits and expenses                                          25,817        24,313        24,427
                                                                         --------      --------      --------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                         727         2,255         2,597
                                                                         --------      --------      --------

Income taxes
      Current                                                                 434           690         1,085
      Deferred                                                                (28)          352          (115)
                                                                         --------      --------      --------

        Total income taxes                                                    406         1,042           970
                                                                         --------      --------      --------

INCOME FROM CONTINUING OPERATIONS                                             321         1,213         1,627
                                                                         --------      --------      --------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                   -             -          (298)
Gain (loss) on disposal of healthcare operations, net of taxes                 77          (400)         (223)
                                                                         --------      --------      --------

      Net gain (loss) from discontinued operations                             77          (400)         (521)
                                                                         --------      --------      --------

NET INCOME                                                               $    398      $    813      $  1,106
                                                                         ========      ========      ========



                 See Notes to Consolidated Financial Statements
                                       4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                   --------------------------------------------------------------
                                                                                       NET                              TOTAL
                                                                     FOREIGN        UNREALIZED                       ACCUMULATED
                                                                    CURRENCY        INVESTMENT        PENSION          OTHER
                                                                   TRANSLATION        GAINS          LIABILITY      COMPREHENSIVE
                                                                   ADJUSTMENTS       (LOSSES)        ADJUSTMENT     INCOME (LOSS)
                                                                   -----------      ----------       ----------     -------------
BALANCE, DECEMBER 31, 1997                                          $    (85)        $  1,752         $     (6)        $  1,661
Comprehensive income:
   Net income
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                  54                                                 54
      Change in net unrealized investment gains                                          (480)                             (480)
      Additional pension liability adjustment                                                               (3)              (3)

   Other comprehensive loss

Total comprehensive income
                                                                    --------         --------         --------         --------

BALANCE, DECEMBER 31, 1998                                               (31)           1,272               (9)           1,232
Comprehensive income:
   Net income
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                  13                                                 13
      Change in net unrealized investment gains                                        (1,932)                           (1,932)
      Additional pension liability adjustment                                                                2                2

   Other comprehensive loss

Total comprehensive loss
                                                                    --------         --------         --------         --------

BALANCE, DECEMBER 31, 1999                                               (18)            (660)              (7)            (685)
Comprehensive income:
   Net income
   Other comprehensive income, net of tax:
      Change in foreign currency translation adjustments                 (89)                                               (89)
      Change in net unrealized investment gains                                         1,019                             1,019
      Additional pension liability adjustment                                                              (11)             (11)

   Other comprehensive income

Total comprehensive income
                                                                    --------         --------         --------         --------

BALANCE, DECEMBER 31, 2000                                          $   (107)        $    359         $    (18)        $    234
                                                                    ========         ========         ========         ========







                                                                       RETAINED         TOTAL
                                                                       EARNINGS         EQUITY
                                                                       --------         ------
BALANCE, DECEMBER 31, 1997                                             $ 18,057        $ 19,718
Comprehensive income:
   Net income                                                             1,106           1,106
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                                     54
      Change in net unrealized investment gains                                            (480)
      Additional pension liability adjustment                                                (3)
                                                                                       --------
   Other comprehensive loss                                                                (429)
                                                                                       --------
Total comprehensive income                                                                  677
                                                                       --------        --------

BALANCE, DECEMBER 31, 1998                                               19,163          20,395
Comprehensive income:
   Net income                                                               813             813
   Other comprehensive loss, net of tax:
      Change in foreign currency translation adjustments                                     13
      Change in net unrealized investment gains                                          (1,932)
      Additional pension liability adjustment                                                 2
                                                                                       --------
   Other comprehensive loss                                                              (1,917)
                                                                                       --------
Total comprehensive loss                                                                 (1,104)
                                                                       --------        --------

BALANCE, DECEMBER 31, 1999                                               19,976          19,291
Comprehensive income:
   Net income                                                               398             398
   Other comprehensive income, net of tax:
      Change in foreign currency translation adjustments                                    (89)
      Change in net unrealized investment gains                                           1,019
      Additional pension liability adjustment                                               (11)
                                                                                       --------
   Other comprehensive income                                                               919
                                                                                       --------
Total comprehensive income                                                                1,317
                                                                       --------        --------

BALANCE, DECEMBER 31, 2000                                             $ 20,374        $ 20,608
                                                                       ========        ========




                 See Notes to Consolidated Financial Statements
                                       5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                                                          2000           1999             1998
                                                                                       ---------       ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                             $     398       $     813       $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
   Realized investment (gains) losses, net                                                   288            (915)         (2,671)
   Policy charges and fee income                                                             (57)           (237)           (232)
   Interest credited to policyholders' account balances                                    1,751           1,811           1,953
   Depreciation and amortization                                                             507             489             337
   Loss (gain) on disposal of healthcare operations, net of taxes                            (77)            400             223
   Change in:
      Deferred policy acquisition costs                                                     (228)           (178)           (174)
      Future policy benefits and other insurance liabilities                               1,514             788             648
      Trading account assets                                                               2,524            (853)         (2,540)
      Income taxes payable                                                                   199             933             895
      Broker-dealer related receivables/payables                                            (388)         (1,898)          1,495
      Securities purchased under agreements to resell                                      8,549          (3,692)         (1,591)
      Cash collateral for borrowed securities                                              3,266          (1,502)           (575)
      Cash collateral for loaned securities                                                  278           3,643          (6,985)
      Securities sold but not yet purchased                                               (2,009)          1,197           2,122
      Securities sold under agreements to repurchase                                      (9,588)          3,112           9,139
      Other, net                                                                           1,223          (3,286)         (5,736)
                                                                                       ---------       ---------       ---------

       CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES                                      8,150             625          (2,586)
                                                                                       ---------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
   Fixed maturities, available for sale                                                   99,971         122,790         125,694
   Fixed maturities, held to maturity                                                      3,266           4,957           4,466
   Equity securities, available for sale                                                   3,025           3,190           2,792
   Mortgage loans on real estate                                                           1,632           2,640           4,090
   Other long-term investments                                                             2,044           2,169           3,337
Payments for the purchase of:
   Fixed maturities, available for sale                                                 (103,086)       (124,759)       (128,938)
   Fixed maturities, held to maturity                                                     (1,544)         (2,414)         (2,244)
   Equity securities, available for sale                                                  (2,316)         (2,779)         (2,547)
   Mortgage loans on real estate                                                          (1,334)         (2,595)         (3,719)
   Other long-term investments                                                            (1,374)         (2,280)         (1,873)
Short-term investments                                                                    (2,257)         (1,138)          4,745
                                                                                       ---------       ---------       ---------

       CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES                                     (1,973)           (219)          5,803
                                                                                       ---------       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                            6,507           7,667           7,949
Policyholders' account withdrawals                                                        (8,165)        (10,594)        (12,079)
Net increase (decrease) in short-term debt                                                (2,678)            444           2,422
Proceeds from the issuance of long-term debt                                                 638           1,844           1,940
Repayments of long-term debt                                                              (1,230)           (919)           (418)
                                                                                       ---------       ---------       ---------

       CASH FLOWS (USED IN) FINANCING ACTIVITIES                                          (4,928)         (1,558)           (186)
                                                                                       ---------       ---------       ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       1,249          (1,152)          3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                               6,427           7,579           4,548
                                                                                       ---------       ---------       ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                 $   7,676       $   6,427       $   7,579
                                                                                       =========       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                           $     248       $    (344)      $     163
                                                                                       ---------       ---------       ---------
Interest paid                                                                          $   1,040       $     824       $     864
                                                                                       ---------       ---------       ---------



                 See Notes to Consolidated Financial Statements
                                       6



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.      BUSINESS

        The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

        DEMUTUALIZATION

        On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

        Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

        The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION

        The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in



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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

        INVESTMENTS

        FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

        TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

        EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

        MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

        POLICY LOANS are carried at unpaid principal balances.

        SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

        SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

        Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

        OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

        Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

        SHORT-TERM INVESTMENTS, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

        REALIZED INVESTMENT GAINS (LOSSES), NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

        CASH AND CASH EQUIVALENTS

        Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

        DEFERRED POLICY ACQUISITION COSTS

        The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

        For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

        The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

        For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

        For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

        SEPARATE ACCOUNT ASSETS AND LIABILITIES

        Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

        OTHER ASSETS AND OTHER LIABILITIES

        Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        CONTINGENCIES

        Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

        POLICYHOLDERS' DIVIDENDS

        The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

        INSURANCE REVENUE AND EXPENSE RECOGNITION

        Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

        Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

        Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

        For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

        Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

        FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

        Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        COMMISSIONS AND OTHER INCOME

        Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

        DERIVATIVE FINANCIAL INSTRUMENTS

        Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

        To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

        DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

        Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

        DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

        See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        INCOME TAXES

        The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

        Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

        DEMUTUALIZATION EXPENSES

        Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

        NEW ACCOUNTING PRONOUNCEMENTS

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

        SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or
        (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

        adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

        The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income
        (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

        In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

        In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

        RECLASSIFICATIONS

        Certain amounts in prior years have been reclassified to conform to the current year presentation.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3.      DISCONTINUED OPERATIONS

        In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

        Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

        The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                           2000        1999           1998
                                                                                         -------      -------       -------
                                                                                          (IN
                                                                                        MILLIONS)
Revenues                                                                                 $     -      $     -       $ 7,461
Policyholder benefits                                                                          -            -        (6,064)
General and administrative expenses                                                            -            -        (1,822)
                                                                                         -------      -------       -------
Loss before income taxes                                                                       -            -          (425)
Income tax benefit                                                                             -            -           127
                                                                                         -------      -------       -------
Loss from operations                                                                           -            -          (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240
in 1999 and $131 in 1998                                                                      77         (400)         (223)
                                                                                         -------      -------       -------
Gain (loss) from discontinued operations, net of taxes                                   $    77      $  (400)      $  (521)
                                                                                         =======      =======       =======

        The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


3.      DISCONTINUED OPERATIONS (CONTINUED)

        costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

        Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4.      CAPITAL MARKETS RESTRUCTURING

        In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

        Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

        As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

        See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5.      INVESTMENTS

        FIXED MATURITIES AND EQUITY SECURITIES

        The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

                                                                                             2000
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $ 7,068      $   358      $     2      $ 7,424
Obligations of U.S. states and their political subdivisions               3,012          164            3        3,173
Foreign government bonds                                                  4,457          228           38        4,647
Corporate securities                                                     62,066        1,205        1,374       61,897
Mortgage-backed securities                                                6,512          188           14        6,686
                                                                        -------      -------      -------      -------
Total fixed maturities available for sale                               $83,115      $ 2,143      $ 1,431      $83,827
                                                                        =======      =======      =======      =======
EQUITY SECURITIES AVAILABLE FOR SALE                                    $ 2,266      $   239      $   188      $ 2,317
                                                                        =======      =======      =======      =======


                                                                                             2000
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $     7      $     -      $     -      $     7
Obligations of U.S. states and their political subdivisions                  40            1            1           40
Foreign government bonds                                                    193           13            -          206
Corporate securities                                                     12,208          343          189       12,362
                                                                        -------      -------      -------      -------
Total fixed maturities held to maturity                                 $12,448      $   357      $   190      $12,615
                                                                        =======      =======      =======      =======


                                                                                             1999
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $ 5,594      $    36      $   236      $ 5,394
Obligations of U.S. states and their political subdivisions               2,437           41          118        2,360
Foreign government bonds                                                  4,590          140           90        4,640
Corporate securities                                                     62,061          580        2,432       60,209
Mortgage-backed securities                                                6,566           96          135        6,527
                                                                        -------      -------      -------      -------
Total fixed maturities available for sale                               $81,248      $   893      $ 3,011      $79,130
                                                                        =======      =======      =======      =======
EQUITY SECURITIES AVAILABLE FOR SALE                                    $ 2,531      $   829      $    96      $ 3,264
                                                                        =======      =======      =======      =======


                                                                                             1999
                                                                        -----------------------------------------------
                                                                                      GROSS        GROSS      ESTIMATED
                                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                                          COST        GAINS        LOSSES       VALUE
                                                                          ----        -----        ------       -----
                                                                                         (IN MILLIONS)
FIXED MATURITIES HELD TO MATURITY
U.S. Treasury securities and obligations of U.S. government
      corporations and agencies                                         $     5      $     -      $     -      $     5
Obligations of U.S. states and their political subdivisions                  81            1            3           79
Foreign government bonds                                                    214           11            1          224
Corporate securities                                                     13,937          280          413       13,804
                                                                        -------      -------      -------      -------
Total fixed maturities held to maturity                                 $14,237      $   292      $   417      $14,112
                                                                        =======      =======      =======      =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)


                                                    AVAILABLE FOR SALE         HELD TO MATURITY
                                                  ----------------------    ----------------------
                                                               ESTIMATED                 ESTIMATED
                                                  AMORTIZED       FAIR      AMORTIZED       FAIR
                                                    COST         VALUE        COST         VALUE
                                                    ----         -----        ----         -----
                                                      (IN MILLIONS)             (IN MILLIONS)
Due in one year or less                            $ 9,169      $ 9,191      $   713      $   717
Due after one year through five years               18,412       18,492        3,477        3,490
Due after five years through ten years              19,396       19,441        4,804        4,846
Due after ten years                                 29,626       30,017        3,454        3,562
Mortgage-backed securities                           6,512        6,686            -            -
                                                   -------      -------      -------      -------
       Total                                       $83,115      $83,827      $12,448      $12,615
                                                   =======      =======      =======      =======




        Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

        Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

        Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

        Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

        During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        MORTGAGE LOANS ON REAL ESTATE

        The Company's mortgage loans were collateralized by the following property types at December 31,

                                                              2000                            1999
                                                       ---------------------      -------------------
                                                          AMOUNT                   AMOUNT
                                                           (IN         % OF         (IN         % OF
                                                         MILLIONS)     TOTAL      MILLIONS)     TOTAL
                                                       ----------     ------     ----------    -------
      Office buildings                                  $ 3,727        23.1%      $  3,960      24.1%
      Retail stores                                       2,465        15.3%         2,627      15.9%
      Residential properties                                713         4.4%           662       4.0%
      Apartment complexes                                 4,455        27.6%         4,508      27.3%
      Industrial buildings                                2,331        14.4%         2,161      13.1%
      Agricultural properties                             1,856        11.5%         1,959      11.9%
      Other                                                 597         3.7%           612       3.7%
                                                        --------      ------      --------    -------
          Subtotal                                       16,144       100.0%        16,489     100.0%
                                                                     =======                   ======
      Allowance for losses                                 (225)                      (221)
                                                        --------                  ---------
      Net carrying value                                $15,919                   $ 16,268
                                                        ========                  =========

        The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

        Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                         2000         1999          1998
                                                                       -------      -------       -------
                                                                                  (IN MILLIONS)
      Allowance for losses, beginning of year                          $  221       $  427        $  450
      Increase (decrease) in allowance for losses                          17         (201)            -
      Charge-offs, net of recoveries                                      (13)          (5)          (23)
                                                                       -------      -------       -------
      Allowance for losses, end of year                                $  225       $  221        $  427
                                                                       =======      =======       =======


        Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                         2000               1999
                                                                       -------            -------
                                                                             (IN MILLIONS)
      Impaired mortgage loans with allowance for losses                $  192             $  411
      Impaired mortgage loans with no allowance for losses                247                283
      Allowance for losses, end of year                                   (35)               (24)
                                                                       -------            -------
      Net carrying value of impaired mortgage loans                    $  404             $  670
                                                                       ======             ======


        Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        RESTRICTED ASSETS AND SPECIAL DEPOSITS

        Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

        OTHER LONG-TERM INVESTMENTS

        The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 AS OF
                                                                               DECEMBER 31,
                                                                        ------------------------
                                                                         2000              1999
                                                                        ------            ------
                                                                              (IN MILLIONS)
      STATEMENTS OF FINANCIAL POSITION
      Investments in real estate                                        $  638            $1,253
      Investments in securities                                          1,427             1,398
      Cash and cash equivalents                                             99                98
      Other assets                                                          43                75
                                                                        ------            ------
      TOTAL ASSETS                                                      $2,207            $2,824
                                                                        ======            ======

      Borrowed funds-third party                                        $   90            $   81
      Other liabilities                                                    142                87
                                                                        ------            ------
      TOTAL LIABILITIES                                                    232               168
                                                                        ------            ------

      PARTNERS' CAPITAL                                                  1,975             2,656
                                                                        ------            ------

      TOTAL LIABILITIES AND PARTNERS' CAPITAL                           $2,207            $2,824
                                                                        ======            ======

      Equity in partners' capital included above                        $  467            $  657
      Equity in limited partnership interests not included above         1,924             1,290
                                                                        ------            ------
      CARRYING VALUE                                                    $2,391            $1,947
                                                                        ======            ======

                                                                              FOR THE YEARS ENDED
                                                                                  DECEMBER 31,
                                                                        -------------------------------
                                                                         2000        1999         1998
                                                                        -------    -------      -------
                                                                                (IN MILLIONS)
      STATEMENTS OF OPERATIONS
      Income of real estate joint ventures                              $  112     $  108       $  110
      Income of other limited partnership interests                        149        514          366
      Interest expense-third party                                          (4)        (4)          (1)
      Other expenses                                                       (29)      (105)        (209)
                                                                        -------    -------      -------
      NET EARNINGS                                                      $  228     $  513       $  266
                                                                        =======    ======       ======

      Equity in net earnings included above                             $   70     $  125       $   59
      Equity in net earnings of limited partnership interests not
      included above                                                       117         92          164
                                                                        -------    ------       ------
      TOTAL EQUITY IN NET EARNINGS                                      $  187     $  217       $  223
                                                                        =======    ======       ======

        "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.    INVESTMENTS (CONTINUED)

      INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

      NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                                            2000      1999      1998
                                                                          -------   -------    -------
                                                                                  (IN MILLIONS)
      Fixed maturities--available for sale                                $5,938    $5,602     $5,464
      Fixed maturities--held to maturity                                   1,028     1,217      1,406
      Trading account assets                                                 734       622        677
      Equity securities--available for sale                                   67        63         54
      Mortgage loans on real estate                                        1,370     1,401      1,525
      Policy loans                                                           478       448        410
      Securities purchased under agreements to resell                         28        25         18
      Broker-dealer related receivables                                    1,222       976        836
      Short-term investments                                                 683       490        627
      Other investment income                                                479       455        660
                                                                          -------   -------    -------
      Gross investment income                                             12,027    11,299     11,677
      Less investment expenses                                            (2,530)   (1,881)    (2,116)
                                                                          -------   -------    -------
           Subtotal                                                        9,497     9,418      9,561
      Less amount relating to discontinued operations                         -        (51)      (107)
                                                                          -------   -------    -------
      Net investment income                                               $9,497    $9,367     $9,454
                                                                          =======   =======    =======


        REALIZED INVESTMENT GAINS (LOSSES), NET, for the years ended December 31, were from the following sources:

                                                                            2000      1999       1998
                                                                          -------   -------    -------
                                                                                  (IN MILLIONS)
      Fixed maturities                                                   $(1,066)  $  (557)    $1,381
      Equity securities--available for sale                                  450       223        427
      Mortgage loans on real estate                                           (5)      209         22
      Investment real estate                                                  49       106        642
      Joint ventures and limited partnerships                                124       656        454
      Derivatives                                                            165       305       (263)
      Other                                                                   (5)      (27)         8
                                                                          -------   -------    -------
           Subtotal                                                         (288)      915      2,671
      Less amount related to discontinued operations                          -          9        (30)
                                                                          -------   -------    -------

      Realized investment gains (losses), net                            $  (288)  $   924     $2,641
                                                                          =======   =======    =======

        The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

        Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

        NET UNREALIZED INVESTMENT GAINS (LOSSES)

        Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

                                                          IMPACT OF UNREALIZED INVESTMENT GAINS (LOSSES) ON:
                                                 ------------------------------------------------------------------
                                                                                                       ACCUMULATED
                                                                                                          OTHER
                                                                                                      COMPREHENSIVE
                                                                                          DEFERRED    INCOME (LOSS)
                                                  UNREALIZED    DEFERRED                   INCOME    RELATED TO NET
                                                    GAINS        POLICY      FUTURE         TAX        UNREALIZED
                                                 (LOSSES) ON   ACQUISITION   POLICY     (LIABILITY)    INVESTMENT
                                                 INVESTMENTS      COSTS     BENEFITS      BENEFIT     GAINS (LOSSES
                                                  ----------      -----     ---------     -------     -------------
                                                                          (IN MILLIONS)
      Balance, December 31, 1997                  $ 4,208         $ (349)     $(1,144)    $ (963)         $1,752
      Net investment gains (losses) on
       investments arising during the period          804              -           -        (282)            522
      Reclassification adjustment for (gains)
       losses included in net income               (1,675)             -           -         588          (1,087)
      Impact of net unrealized investment
       (gains) losses on deferred policy
        acquisition costs                               -             89           -         (34)             55
      Impact of net unrealized investment
       (gains) losses on future policy benefits         -              -          49         (19)             30
                                                   ------         ------      -------     -------         ------
      Balance, December 31, 1998                    3,337           (260)     (1,095)       (710)          1,272
      Net investment gains (losses) on
       investments arising during the period       (5,089)             -           -       1,845          (3,244)
      Reclassification adjustment for (gains)
       losses included in net income                  404              -           -        (146)            258
      Impact of net unrealized investment
       (gains) losses on deferred policy
       acquisition costs                                -            566           -        (213)            353
      Impact of net unrealized investment
       (gains) losses on future policy benefits         -              -       1,092        (391)            701
                                                   ------         ------      -------     -------         ------
      Balance, December 31, 1999                   (1,348)           306          (3)        385            (660)
      Net investment gains (losses) on
       investments arising during the period        1,458              -           -        (540)            918
      Reclassification adjustment for (gains)
       losses included in net income                  621              -           -        (230)            391
      Impact of net unrealized investment
       (gains) losses on deferred policy
       acquisition costs                                -           (356)          -         132            (224)
      Impact of net unrealized investment
       (gains) losses on future policy benefits         -              -        (101)         35             (66)
                                                   ------         ------      -------     -------         -------
      Balance, December 31, 2000                   $  731         $  (50)     $ (104)     $ (218)         $  359
                                                   =======        =======     =======     =======         ======


        The table below presents unrealized gains (losses) on investments by asset class:

                                                                               AS OF DECEMBER 31,
                                                                        -------------------------------
                                                                          2000       1999         1998
                                                                        -------    -------       ------
                                                                                  (IN MILLIONS)
      Fixed maturities                                                  $  712     $(2,118)      $3,161
      Equity securities                                                     51         733          176
      Other long-term investments                                          (32)         37            -
                                                                        -------    -------       ------
      Unrealized gains (losses) on investments                          $  731     $(1,348)      $3,337
                                                                        ======     ========      ======


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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.      INVESTMENTS (CONTINUED)

        SECURITIES PLEDGED TO CREDITORS

        The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                                           (IN MILLIONS)
      Fixed maturities available for sale                                    $ 20,080
      Trading account assets                                                    5,796
      Separate account assets                                                   2,558
                                                                             --------
      Total securities pledged                                               $ 28,434
                                                                             ========


        In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6.      DEFERRED POLICY ACQUISITION COSTS

        The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                   2000         1999        1998
                                                                --------      -------      ------
                                                                           (IN MILLIONS)
      Balance, beginning of year                                $ 7,324       $ 6,462      $6,083
      Capitalization of commissions, sales and issue expenses     1,324         1,333       1,313
      Amortization                                               (1,096)       (1,155)     (1,139)
      Change in unrealized investment gains and losses             (356)          566          89
      Foreign currency translation                                 (154)          118         116
      Acquisition of subsidiary                                      21             -           -
                                                                --------      -------      ------
      Balance, end of year                                      $ 7,063       $ 7,324      $6,462
                                                                ========      ========     ======


7.      POLICYHOLDERS' LIABILITIES

        FUTURE POLICY BENEFITS at December 31, are as follows:

                                                                   2000           1999
                                                                 -------        -------
                                                                     (IN MILLIONS)
      Life insurance                                             $53,453        $51,512
      Annuities                                                   13,398         13,502
      Other contract liabilities                                   2,437          2,264
                                                                 -------        -------
      Total future policy benefits                               $69,288        $67,278
                                                                 =======        =======

        The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.      POLICYHOLDERS' LIABILITIES (CONTINUED)

        Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

        The following table highlights the key assumptions generally utilized in calculating these reserves:


           PRODUCT                    MORTALITY                         INTEREST RATE                ESTIMATION METHOD
        --------------          ------------------------                -------------           -----------------------------
        Life insurance          Generally, rates guaranteed in          2.5% to 12.0%           Net level premium based on
                                calculating cash surrender values                               non-forfeiture interest rate

        Individual annuities    Generally, 1971 and 1983 Individual     3.5% to 13.4%           Present value of expected
                                Annuity Mortality Tables with                                   future payments based on
                                certain modifications                                           historical experience

        Group annuities         1950 and 1971 Group Annuity             4.0% to 17.3%           Present value of expected
                                Mortality Tables with certain                                   future payments based on
                                modifications                                                   historical experience

        Other contract                                                  2.5% to 11.5%           Present value of expected
        liabilities                                                                             future payments based on
                                                                                                historical experience

        Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

        POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:

                                                                                  2000           1999
                                                                                -------        -------
                                                                                     (IN MILLIONS)
           Individual annuities                                                 $ 5,097        $ 5,248
           Group annuities                                                        2,022          2,176
           Guaranteed investment contracts and guaranteed interest accounts      12,852         13,429
           Interest-sensitive life contracts                                      3,809          3,609
           Dividend accumulations and other                                       8,942          8,318
                                                                                -------        -------
           Policyholders' account balances                                      $32,722        $32,780
                                                                                =======        =======

        Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.      POLICYHOLDERS' LIABILITIES (CONTINUED)

        Certain contract provisions that determine the policyholder account balances are as follows:


                  PRODUCT                       INTEREST RATE              WITHDRAWAL/SURRENDER CHARGES
        ---------------------------------       -------------           ------------------------------------
        Individual annuities                    3.0% to 16.0%           0% to 7% for up to 9 years

        Group annuities                         2.0% to 14.0%           Contractually limited or subject to
                                                                        market value adjustment

        Guaranteed investment contracts         2.0% to 15.4%           Generally, subject to market value
        and guaranteed interest accounts                                withdrawal provisions for any funds
                                                                        withdrawn other than for benefit
                                                                        responsive and contractual payments

        Interest-sensitive life                 2.0% to 10.8%           Various up to 10 years
        contracts

        Dividend accumulations and other        2.5% to 11.5%           Withdrawal or surrender contractually
                                                                        limited or subject to market value
                                                                        adjustment

        UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                               2000                   1999                   1998
                                     ---------------------   --------------------   ---------------------
                                                  PROPERTY               PROPERTY                PROPERTY
                                      ACCIDENT      AND       ACCIDENT     AND       ACCIDENT      AND
                                     AND HEALTH   CASUALTY   AND HEALTH  CASUALTY   AND HEALTH   CASUALTY
                                     ----------   --------   ----------  --------   ----------   --------
                                                                 (IN MILLIONS)
      Balance at January 1            $  420      $2,409      $1,090      $2,716     $1,857      $2,956
      Less reinsurance
      recoverables, net                  378         451          52         533        810         535
                                      -------     ------      -------     ------     ------      ------
      Net balance at January 1            42       1,958       1,038       2,183      1,047       2,421
                                      -------     -------     -------     ------     ------      ------
      Incurred related to:
        Current year                     410       1,271       4,110       1,249      6,132       1,314
        Prior years                      (21)       (150)        (72)        (54)       (15)       (154)
                                      -------     -------     -------     -------    -------     -------
      Total incurred                     389       1,121       4,038       1,195      6,117       1,160
                                      ------      ------      -------     ------     ------      ------
      Paid related to:
        Current year                     380         842       3,397         700      5,287         717
        Prior years                       25         634         672         720        839         681
                                      -------     -------     ------      ------     ------      ------
      Total paid                         405       1,476       4,069       1,420      6,126       1,398
                                      ------      -------     -------     -------    ------      ------
      Acquisitions (dispositions)
      (a)                                  -        (363)       (965)          -          -           -
                                      ------      -------     -------     ------     ------      ------
      Net balance at December 31          26       1,240          42       1,958      1,038       2,183
      Plus reinsurance
      recoverables, net                  246         608         378         451         52         533
                                      ------      -------     ------      ------     ------      ------
      Balance at December 31          $  272      $1,848      $  420      $2,409     $1,090      $2,716
                                      =======     =======     =======     =======    ======      ======

-------------

        (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

        The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

        The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.      POLICYHOLDERS' LIABILITIES (CONTINUED)

        In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

        The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8.      REINSURANCE

        The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

        The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

        Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                                                      2000      1999      1998
                                                                    --------  --------  --------
                                                                           (IN MILLIONS)
      Direct premiums                                               $10,726   $10,121   $ 9,661
      Reinsurance assumed                                                86        66        65
      Reinsurance ceded                                                (591)     (659)     (678)
                                                                    --------  --------  --------
      Premiums                                                      $10,221   $ 9,528   $ 9,048
                                                                    ========  =======   =======
      Policyholders' benefits ceded                                 $   642   $   483   $   510
                                                                    ========  =======   =======

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.      REINSURANCE (CONTINUED)

        Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                                               2000      1999
                                                                             --------  --------
                                                                                (IN MILLIONS)
      Life insurance                                                         $    674  $    576
      Property and casualty                                                       628       473
      Other reinsurance                                                            76        90
                                                                             --------  --------
                                                                             $  1,378  $  1,139
                                                                             ========  ========

        Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9.      SHORT-TERM AND LONG-TERM DEBT

        Debt consists of the following at December 31:

        SHORT-TERM DEBT

                                                                               2000      1999
                                                                             --------  --------
                                                                               (IN MILLIONS)
      Commercial paper (a)                                                   $  7,686  $  7,506
      Notes payable                                                             2,728     2,598
      Current portion of long-term debt                                           717       754
                                                                             --------  --------
      Total short-term debt                                                  $ 11,131  $ 10,858
                                                                             ========  ========


        The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

        LONG-TERM DEBT

                                                       MATURITY
      DESCRIPTION                                       DATES           RATE          2000        1999
      -----------                                       ------          -----         -----       ----
                                                                                        (IN MILLIONS)
      Fixed rate notes                                 2001-2023    5.89%-12.28%   $    758    $  1,161
      Floating rate notes ("FRN")                      2001-2003    (b)                 756         865
      Surplus notes                                    2003-2025    6.875%-8.30%        988         987
      Commercial paper backed by long-term credit
      agreements (a)                                                                      -       2,500
                                                                                   --------    --------
      Total long-term debt                                                         $  2,502    $  5,513
                                                                                   ========    ========

-------------

        (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

        (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.      SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

        Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

        Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

        In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

                                                                                (IN MILLIONS)
      SCHEDULED PRINCIPAL REPAYMENT OF LONG-TERM DEBT
      2002                                                                              $  756
      2003                                                                                 650
      2004                                                                                  55
      2005                                                                                  58
      2006 and thereafter                                                                  983
                                                                                        ------
      Total                                                                             $2,502
                                                                                        ======

        At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

        The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

        Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10.     EMPLOYEE BENEFIT PLANS

        PENSION AND OTHER POSTRETIREMENT PLANS

        The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

        The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

        Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

        The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

        Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                        OTHER
                                                       PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                                  ------------------------      -----------------------
                                                    2000            1999           2000        1999
                                                  --------        --------       --------    ---------
                                                                      (IN MILLIONS)
      CHANGE IN BENEFIT OBLIGATION:
      Benefit obligation at the beginning of
       period                                     $ (5,430)       $ (6,309)      $(1,941)    $ (2,213)
      Service cost                                    (140)           (193)          (29)         (39)
      Interest cost                                   (427)           (410)         (151)        (141)
      Plan participants' contributions                   -               -            (7)          (6)
      Amendments                                       112              (2)          221           (2)
      Actuarial gains (losses)                          34             974          (262)         312
      Contractual termination benefits                 (17)            (53)            -            -
      Special termination benefits                       -             (51)            -           (2)
      Curtailment                                        -             206             -           43
      Benefits paid                                    407             408           172          108
      Foreign currency changes                           -               -             1           (1)
                                                  --------        --------       --------    ---------
      Benefit obligation at end of period         $ (5,461)       $ (5,430)      $(1,996)    $ (1,941)
                                                  =========       =========      ========    =========

      CHANGE IN PLAN ASSETS:
      Fair value of plan assets at beginning of
       period                                     $  9,468        $  8,427       $ 1,548     $  1,422
      Actual return on plan assets                   1,270           1,442           170          213
      Transfer to third party                            -             (14)            -            -
      Employer contributions                            25              21             7           15
      Plan participants' contributions                   -               -             7            6
      Benefits paid                                   (407)           (408)         (172)        (108)
                                                  ---------       ---------      --------    ---------
      Fair value of plan assets at end of period  $ 10,356        $  9,468       $ 1,560     $  1,548
                                                  =========       ========       ========    =========

      FUNDED STATUS:
      Funded status at end of period              $  4,895        $  4,038       $  (436)    $   (393)
      Unrecognized transition (asset) liability       (342)           (448)          207          462
      Unrecognized prior service costs                  65             225             1            2
      Unrecognized actuarial net (gain)             (2,956)         (2,514)         (498)        (746)
      Effects of fourth quarter activity                 9              (3)            2            -
                                                  ---------       ---------      --------    --------
      Net amount recognized                       $  1,671        $  1,298       $  (724)    $   (675)
                                                  =========       ========       ========    =========

      AMOUNTS RECOGNIZED IN THE STATEMENTS OF
      FINANCIAL POSITION CONSIST OF:
      Prepaid benefit cost                        $  2,022        $  1,601       $     -     $      -
      Accrued benefit liability                       (382)           (316)         (724)        (675)
      Intangible asset                                   7               6             -            -
      Accumulated other comprehensive income            24               7             -            -
                                                  ---------       ---------      --------    ---------
      Net amount recognized                       $  1,671        $  1,298       $  (724)    $   (675)
                                                  =========       =========      ========    =========

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

        Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

        The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

        Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

        The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

        The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                        OTHER
                                                   PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                             -----------------------------    -------------------------
                                              2000       1999        1998     2000      1999      1998
                                             -----      ------      ------    ----     -----     -----
                                                                    (IN MILLIONS)
      COMPONENTS OF NET PERIODIC BENEFITS
      COSTS:
      Service cost                           $ 140      $ 193       $ 159     $ 29     $  39     $  35
      Interest cost                            427        410         397      150       141       142
      Expected return on plan assets          (799)      (724)       (674)    (133)     (121)     (119)
      Amortization of transition amount       (106)      (106)       (106)      36        47        47
      Amortization of prior service cost        47         45          45        -         -         -
      Amortization of actuarial net (gain)
       loss                                    (77)         4           1      (24)      (10)      (13)
      Special termination benefits               -         51           -        -         2         -
      Curtailment (gain) loss                    -       (122)          5        -       108         -
      Contractual termination benefits           6         48          14        -         -         -
                                             -----      ------      ------    ----     -----     -----
          Subtotal                            (362)      (201)       (159)      58       206        92
      Less amounts related to discontinued
       operations                                -         84          25        -      (130)      (34)
                                             -----      ------      ------    ----     ------    ------

      Net periodic (benefit) cost            $(362)     $(117)      $(134)    $ 58     $  76     $  58
                                             ======     ======      ======    =====    ======    =====

        Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

        The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                                       OTHER
                                                  PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                             -------------------------   -----------------------------------
                                                 2000    1999    1998       2000        1999         1998
                                                -----   ------  ------      ----       -----        -----
      WEIGHTED-AVERAGE ASSUMPTIONS:
      Discount rate (beginning of period)       7.75%    6.50%   7.25%        7.75%        6.50%        7.25%
      Discount rate (end of period)             7.75%    7.75%   6.50%        7.75%        7.75%        6.50%
      Rate of increase in compensation
       levels (beginning of period)             4.50%    4.50%   4.50%        4.50%        4.50%        4.50%
      Rate of increase in compensation
       levels (end of period)                   4.50%    4.50%   4.50%        4.50%        4.50%        4.50%
      Expected return on plan assets            9.50%    9.50%   9.50%        9.00%        9.00%        9.00%
      Health care cost trend rates                  -        -       -   7.10-9.50%  7.50-10.30%  7.80-11.00%
      Ultimate health care cost trend
       rate after gradual decrease until 2006       -        -       -        5.00%        5.00%        5.00%

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.     EMPLOYEE BENEFIT PLANS (CONTINUED)

        Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                                                    OTHER
                                                                               POSTRETIREMENT
                                                                                  BENEFITS
                                                                                  --------
                                                                                    2000
                                                                               --------------
                                                                                (IN MILLIONS)
      ONE PERCENTAGE POINT INCREASE
      Increase in total service and interest costs                                  $      11
      Increase in postretirement benefit obligation                                       140
      ONE PERCENTAGE POINT DECREASE
      Decrease in total service and interest costs                                  $      10
      Decrease in postretirement benefit obligation                                       123

        POSTEMPLOYMENT BENEFITS

        The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

        OTHER EMPLOYEE BENEFITS

        The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                          401(k) COMPANY MATCH
                                                                         ----------------------
                                                                          2000    1999    1998
                                                                         -----   ------  ------
                                                                            (IN MILLIONS)
      Company match                                                      $  62   $  60   $  54
      Less amounts related to discontinued operations                        -      (8)    (14)
                                                                         -----   ------  ------
      401(k) Company match included in general and administrative
      expenses                                                           $  62   $  52   $  40
                                                                         =====   ======  ======

        Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.     INCOME TAXES

        The components of income tax expense for the years ended December 31, were as follows:

                                                                 2000        1999        1998
                                                                ------      ------      ------
                                                                        (IN MILLIONS)
      Current tax expense (benefit):
          U.S.                                                  $  362      $  614      $  883
          State and local                                           31          84          54
          Foreign                                                   41          (8)        148
                                                                ------      ------      ------
          Total                                                    434         690       1,085
      Deferred tax expense (benefit):
          U.S.                                                     (86)        206         (93)
          State and local                                          (37)         44          (6)

          Foreign                                                   95         102         (16)
                                                                ------      ------      -------
          Total                                                    (28)        352        (115)
                                                                -------     ------      -------
      Total income tax expense                                  $  406      $1,042      $  970
                                                                ======      ======      =======

        The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                                 2000         1999       1998
                                                                ------       ------     ------
                                                                          (IN MILLIONS)
      Expected federal income tax expense                       $  254       $  789     $  909
      Equity tax                                                   100          190         75
      Non-deductible expenses                                       61           33         15
      Non-taxable investment income                                (42)         (78)       (62)
      State and local income taxes                                  (4)          83         31
      Other                                                         37           25          2
                                                                ------       ------     ------
      Total income tax expense                                  $  406       $1,042     $  970
                                                                ======       =======    ======


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.     INCOME TAXES (CONTINUED)

        Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                       2000         1999
                                                                     -------      -------
                                                                          (IN MILLIONS)
      Deferred tax assets
          Insurance reserves                                         $ 1,371      $ 1,582
          Net operating loss carryforwards                               353          280
          Policyholder dividends                                         297          277
          Litigation related reserves                                     32           61
          Other                                                          121           32
                                                                     -------      -------
          Deferred tax assets before valuation allowance               2,174        2,232
          Valuation allowance                                            (38)         (24)
                                                                     --------     --------
          Deferred tax assets after valuation allowance                2,136        2,208
                                                                     --------     -------

      Deferred tax liabilities
          Deferred policy acquisition cost                             1,858        1,942
          Net unrealized investment gains (losses)                       273         (497)
          Investments                                                    129          307
          Depreciation                                                    71           59
                                                                     -------      -------
          Deferred tax liabilities                                     2,331        1,811
                                                                     -------      -------
      Net deferred tax asset (liability)                             $  (195)     $   397
                                                                     ========     =======

        Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

        Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

        The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

12.     STATUTORY NET INCOME AND SURPLUS

        Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000         1999        1998
                                                                 -------      --------    -------
                                                                            (IN MILLIONS)
      STATUTORY NET INCOME                                       $   149       $  333     $1,247
      Adjustments to reconcile to net income on a GAAP basis:
           Insurance revenues and expenses                           525          136       (117)
           Income taxes                                              (47)         436        128
           Valuation of investments                                 (135)         (27)      (143)
           Realized investment gains (losses)                       (494)          73      1,162
           Litigation and other reserves                               -         (102)    (1,150)
           Discontinued operations and other, net                    400          (36)       (21)
                                                                 -------      --------    -------
      GAAP NET INCOME                                            $   398      $   813     $1,106
                                                                 ========     ========    =======

                                                                           2000       1999
                                                                        ---------   --------
                                                                           (IN MILLIONS)
      STATUTORY SURPLUS                                                 $  8,640    $ 9,249
      Adjustments to reconcile to equity on a GAAP basis:
          Deferred policy acquisition costs                                6,989      7,295
          Valuation of investments                                         4,968      2,909
          Future policy benefits and policyholder account balances          (952)    (1,544)
          Non-admitted assets                                              2,693      2,069
          Income taxes                                                      (136)       522
          Surplus notes                                                     (988)      (987)
          Discontinued operations and other, net                            (606)      (222)
                                                                        ---------   --------
      GAAP EQUITY                                                       $ 20,608    $19,291
                                                                        =========   ========

        The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

        In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

13.     OPERATING LEASES

        The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:

                                                                                (IN MILLIONS)
      2001                                                                        $      319
      2002                                                                               269
      2003                                                                               227
      2004                                                                               190
      2005                                                                               178
      Remaining years after 2005                                                         897
                                                                                  ----------
      Total                                                                       $    2,080
                                                                                  ==========

        Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

        FIXED MATURITIES AND EQUITY SECURITIES

        Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

        MORTGAGE LOANS ON REAL ESTATE

        The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

        POLICY LOANS

        The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

14.     FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

        INVESTMENT CONTRACTS

        For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

        DEBT

        The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

        The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,

                                                            2000                        1999
                                                ---------------------------   ------------------------
                                                 CARRYING       ESTIMATED     CARRYING     ESTIMATED
                                                  AMOUNT       FAIR VALUE      AMOUNT      FAIR VALUE
                                                 --------      ----------     --------     ----------
                                                                     (IN MILLIONS)
      FINANCIAL ASSETS:
      OTHER THAN TRADING:
      Fixed maturities:
          Available for sale                    $ 83,827         $83,827      $79,130       $79,130
          Held to maturity                        12,448          12,615       14,237        14,112
      Equity securities                            2,317           2,317        3,264         3,264
      Mortgage loans on real estate               15,919          15,308       16,268        15,826
      Policy loans                                 8,046           8,659        7,590         7,462
      Short-term investments                       5,029           5,029        2,773         2,773
      Mortgage securitization inventory            1,448           1,448          803           803
      Cash and cash equivalents                    7,676           7,676        6,427         6,427
      Restricted cash and securities               2,196           2,196        4,082         4,082
      Separate account assets                     82,217          82,217       82,131        82,131

      TRADING:
      Trading account assets                     $ 7,217         $ 7,217      $ 9,741       $ 9,741
      Broker-dealer related receivables           11,860          11,860       11,346        11,346
      Securities purchased under agreements to
       resell                                      5,395           5,395       13,944        13,944
      Cash collateral for borrowed securities      3,858           3,858        7,124         7,124

      FINANCIAL LIABILITIES:
      OTHER THAN TRADING:
      Investment contracts                       $25,033         $25,359      $25,206       $25,394
      Securities sold under agreements to
       repurchase                                  7,162           7,162        4,260         4,260
      Cash collateral for loaned securities        4,762           4,762        2,582         2,582
      Short-term and long-term debt               13,633          13,800       16,371        16,563
      Securities sold but not yet purchased          157             157            -             -
      Separate account liabilities                82,217          82,217       82,131        82,131

      TRADING:
      Broker-dealer related payables             $ 5,965         $ 5,965      $ 5,839       $ 5,839
      Securities sold under agreements to
       repurchase                                  7,848           7,848       20,338        20,338
      Cash collateral for loaned securities        6,291           6,291        8,193         8,193
      Securities sold but not yet purchased        4,802           4,802        6,968         6,968

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

        A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

        INTEREST RATE SWAPS

        The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

        If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

        FUTURES AND OPTIONS

        The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

        Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

        When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

        If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

        CURRENCY DERIVATIVES

        The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

        Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

        Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

        Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

        If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

        FORWARDS

        The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note 4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.
        The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                                      DERIVATIVE FINANCIAL INSTRUMENTS
                                                                              DECEMBER 31, 2000

                                                 TRADING                      OTHER THAN TRADING                      TOTAL
                                           --------------------  -------------------------------------------  --------------------
                                                                                             NON-HEDGE
                                                                   HEDGE ACCOUNTING          ACCOUNTING
                                                                 ---------------------  --------------------
                                                     ESTIMATED              ESTIMATED             ESTIMATED             ESTIMATED
                                           NOTIONAL  FAIR VALUE  NOTIONAL   FAIR VALUE  NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE
                                           --------  ----------  --------   ----------  --------  ----------  --------  ----------
                                                                                (IN MILLIONS)
        SWAP INSTRUMENTS
        Interest rate
           Asset                            $ 9,693   $   352     $     -    $     -     $ 1,908   $    57     $11,601   $   409
           Liability                         10,521       370           -          -       2,126        81      12,647       451
        Currency
           Asset                                  7         -           -          -         383        31         390        31
           Liability                             30        34           -          -         302        20         332        54
        Equity and commodity
           Asset                                 55        14           -          -          46        17         101        31
           Liability                             55        12           -          -           -         -          55        12
        FORWARD CONTRACTS
        Interest rate
           Asset                              3,469        33           -          -           -         -       3,469        33
           Liability                          3,319        33           -          -           -         -       3,319        33
        Currency
           Asset                              6,044       185         472          9       2,319        29       8,835       223
           Liability                          5,897       195         429          9          27        79       6,353       283
        Equity and commodity
           Asset                              2,091        75           -          -           -         -       2,091        75
           Liability                          1,923        75           -          -           -         -       1,923        75
        FUTURES CONTRACTS
        Interest rate
           Asset                             11,582        14           -          -       2,410        55      13,992        69
           Liability                          6,513        29           -          -       1,468        21       7,981        50
        Equity and commodity
           Asset                                782        27           -          -           -         -         782        27
           Liability                          1,324        36           -          -           -         -       1,324        36
        OPTION CONTRACTS
        Interest rate
           Asset                              4,141        48           -          -           -         -       4,141        48
           Liability                          4,273        29           -          -           -         -       4,273        29
        Currency
           Asset                              1,108        27           -          -           -         -       1,108        27
           Liability                          1,174        26           -          -           -         -       1,174        26
        Equity and commodity
           Asset                                175         3           -          -           -         -         175         3
           Liability                            126         1           -          -           -         -         126         1
                                            -------   -------     -------    -------     -------   -------     -------   -------
        TOTAL DERIVATIVES:
           Assets                           $39,147   $   778     $   472    $     9     $ 7,066   $   189     $46,685   $   976
                                            =======   =======     =======    =======     =======   =======     =======   =======
           Liabilities                      $35,155   $   840     $   429    $     9     $ 3,923   $   201     $39,507   $ 1,050
                                            =======   =======     =======    =======     =======   =======     =======   =======

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                                     DERIVATIVE FINANCIAL INSTRUMENTS
                                                                             DECEMBER 31, 1999

                                                   TRADING                    OTHER THAN TRADING                     TOTAL
                                           --------------------  ------------------------------------------  --------------------
                                                                                            NON-HEDGE
                                                                   HEDGE ACCOUNTING         ACCOUNTING
                                                                 --------------------  --------------------
                                                     ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED
                                           NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE  NOTIONAL  FAIR VALUE
                                           --------  ----------  --------  ----------  --------  ----------  --------  ----------
                                                                                (IN MILLIONS)
        SWAP INSTRUMENTS
        Interest rate
           Asset                          $   7,116    $   151    $     -    $     -    $ 2,185    $   146    $ 9,301   $   297
           Liability                          6,490        137          -          -      1,261         32      7,751       169
        Currency
           Asset                                 24         45        343         30          -          -        367        75
           Liability                             77         51        369         33          -          -        446        84
        Equity and commodity
           Asset                                  8          9          -          -         47         13         55        22
           Liability                              8          5          -          -          -          -          8         5
        FORWARD CONTRACTS
        Interest rate
           Asset                             14,837        105          -          -          -          -     14,837       105
           Liability                         12,459         84          -          -          -          -     12,459        84
        Currency
           Asset                             11,181        275         54          2      1,182         16     12,417       293
           Liability                         10,377        247        841         16      1,347         21     12,565       284
        Equity and commodity
           Asset                              1,664         68          -          -          -          -      1,664        68
           Liability                          1,592         60          -          -          -          -      1,592        60
        FUTURES CONTRACTS
        Interest rate
           Asset                              2,374          2          -          -        800         14      3,174        16
           Liability                          3,017          3          -          -      3,696         44      6,713        47
        Equity and commodity
           Asset                              2,283         44          -          -         71          4      2,354        48
           Liability                            837         57          -          -         12         11        849        68
        OPTION CONTRACTS
        Interest rate
           Asset                              3,725         22          -          -          -          -      3,725        22
           Liability                          2,185         11          -          -         13          -      2,198        11
        Currency
           Asset                                613          5          -          -         10          -        623         5
           Liability                          4,439          5          -          -         10          -      4,449         5
        Equity and commodity
           Asset                                340          6          -          -          -          -        340         6
           Liability                            366          3          -          -          -          -        366         3
                                            -------    -------    -------    -------    -------    -------    -------   -------
        TOTAL DERIVATIVES:
           Assets                           $44,165    $   732    $   397    $    32    $ 4,295    $   193    $48,857   $   957
                                            =======    =======    =======    =======    =======    =======    =======   =======
           Liabilities                      $41,847    $   663    $ 1,210    $    49    $ 6,339    $   108    $49,396   $   820
                                            =======    =======    =======    =======    =======    =======    =======   =======

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        The following table discloses net trading revenues by derivative instrument types for the years ended December 31,

                                                                 2000        1999      1998
                                                                -------     -------  ---------
                                                                        (IN MILLIONS)
        Swaps                                                   $  (17)     $   16    $    (13)
        Forwards                                                    51          53          67
        Futures                                                    (85)         80          (5)
        Options                                                     (1)        (14)          -
                                                                -------     -------  ---------
        Net trading revenues                                    $  (52)     $  135   $      49
                                                                =======     =======  =========

        Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

        CREDIT RISK

        The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

        The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15.     DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

        OFF-BALANCE-SHEET CREDIT-RELATED INSTRUMENTS

        During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

        In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

        Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

        Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

        The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.     SEGMENT INFORMATION

        The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are:
        U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

        The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

        The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

        The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

        Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

        As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

        The following summary presents certain financial data of our operations based on their location:

                                                                                             2000        1999         1998
                                                                                          ----------   ---------   ----------
                                                                                                     (IN MILLIONS)
        REVENUES:
        Domestic                                                                          $   23,704  $   24,382   $   25,368
        International                                                                          2,840       2,186        1,656
                                                                                          ----------   ---------   ----------
              Total revenues                                                              $   26,544  $   26,568   $   27,024
                                                                                          ==========  ==========   ==========
        INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES:
        Domestic                                                                          $      368  $    1,939   $    2,372
        International                                                                            359         316          225
                                                                                          ----------   ---------   ----------
              Total income from continuing operations before income taxes                 $      727  $    2,255   $    2,597
                                                                                          ==========  ==========   ==========

        The accounting policies of the segments are the same as those described in Note 2--"Summary of Significant Accounting Policies."

        In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

        The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

        The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

        The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

        "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

        Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

        The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

        The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

        As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                      YEAR ENDED DECEMBER 31, 2000
                                   -------------------------------------------------------------------------------------------------
                                                                           RECONCILING ITEMS
                                   -------------------------------------------------------------------------------------------------
                                                                  CHARGES                 DIVESTED                      INCOME FROM
                                                   REALIZED      RELATED TO     SALES     BUSINESS                       CONTINUING
                                     ADJUSTED     INVESTMENT      REALIZED    PRACTICES  AND RELATED                     OPERATIONS
                                     OPERATING      GAINS          GAINS       REMEDIES    RUNOFF     DEMUTUALIZATION  BEFORE INCOME
                                      INCOME    (LOSSES), NET  (LOSSES), NET  AND COSTS  OPERATIONS       EXPENSES         TAXES
                                      ------    -------------  -------------  ---------  ----------       --------         -----
                                                                            (IN MILLIONS)
Individual Life Insurance           $     114     $      (6)    $      -      $     -    $      -      $       -        $    108
Private Client Group                      237             -            -            -           -              -             237
Retail Investments                        239            (8)           2            -           -              -             233
Property and Casualty Insurance           150            16            -            -           -              -             166
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total U.S. Consumer Division          740             2            2            -           -              -             744
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

Group Insurance                           158            (2)           -            -           -              -             156
Other Employee Benefits                   229           (85)         (31)           -           -              -             113
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total Employee Benefits
        Division                          387           (87)         (31)           -           -              -             269
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

International Insurance                   296           (15)           -            -           -              -             281
International Securities and
    Investments                            26             -            -            -           -              -              26
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total International Division          322           (15)           -            -           -              -             307
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

Investment Management and
    Advisory Services                     154             1            -            -           -              -             155
Other Asset Management                    122             -            -            -           -              -             122
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total Asset Management
        Division                          276             1            -            -           -              -             277
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------

Corporate and Other                        (4)         (280)           -            -        (636)          (143)         (1,063)
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total -- Financial Services
        Businesses                      1,721          (379)         (29)           -        (636)          (143)            534
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
Traditional Participating Products
    segment                               547            91         (445)           -           -              -             193
                                    ----------    ----------    ---------     --------   ---------     ----------       ---------
    Total                           $   2,268     $    (288)    $   (474)     $     -    $   (636)     $    (143)       $    727
                                    ==========    ==========    =========     ========   =========     ==========       =========

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31, 1999
                                   -------------------------------------------------------------------------------------------------
                                                                           RECONCILING ITEMS
                                   -------------------------------------------------------------------------------------------------
                                                                CHARGES                   DIVESTED                     INCOME FROM
                                                 REALIZED     RELATED TO      SALES       BUSINESS                      CONTINUING
                                   ADJUSTED     INVESTMENT     REALIZED     PRACTICES   AND RELATED                     OPERATIONS
                                   OPERATING      GAINS          GAINS       REMEDIES      RUNOFF    DEMUTUALIZATION  BEFORE INCOME
                                    INCOME    (LOSSES), NET  (LOSSES), NET  AND COSTS    OPERATIONS     EXPENSES          TAXES
                                    ------    -------------  -------------  ---------    ----------     --------          -----
                                                                             (IN MILLIONS)
Individual Life Insurance           $   117       $   (23)     $      -      $     -      $      -       $       -      $      94
Private Client Group                    224             -             -            -             -               -            224
Retail Investments                      174             5             1            -             -               -            180
Property and Casualty Insurance         152             9             -            -             -               -            161
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total U.S. Consumer Division         667            (9)            1            -             -               -            659
                                    -------       --------     ---------     --------    ----------      ----------     ---------

Group Insurance                         128            25           (10)           -             -               -            143
Other Employee Benefits                 272           203          (133)           -             -               -            342
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total Employee Benefits
     Division                           400           228          (143)           -             -               -            485
                                    -------       --------     ---------     --------    ----------      ----------     ---------

International Insurance                 218             9             -            -             -               -            227
International Securities and
   Investments                           15             -             -            -             -               -             15
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total International Division         233             9             -            -             -               -            242
                                    -------       --------     ---------     --------    ----------      ----------     ---------

Investment Management and
   Advisory Services                    155             1             -            -             -               -            156
Other Asset Management                   97             -             -            -             -               -             97
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total Asset Management
     Division                           252             1             -            -             -               -            253
                                    -------       --------     ---------     --------    ----------      ----------     ---------

Corporate and Other                     137           357             -         (100)          (47)            (75)           272
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total -- Financial Services
     Businesses                       1,689           586          (142)        (100)          (47)            (75)         1,911
                                    -------       --------     ---------     --------    ----------      ----------     ---------
Traditional Participating Products
   segment                              316           338          (310)           -             -               -            344
                                    -------       --------     ---------     --------    ----------      ----------     ---------
   Total                            $ 2,005       $   924      $   (452)     $  (100)    $     (47)      $     (75)     $   2,255
                                    =======       ========     =========     ========    ==========      ==========     =========

                                   =======                                                                           ===========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                      YEAR ENDED DECEMBER 31, 1998
                                   -------------------------------------------------------------------------------------------------
                                                                           RECONCILING ITEMS
                                   -------------------------------------------------------------------------------------------------
                                                                CHARGES                  DIVESTED                     INCOME FROM
                                                REALIZED      RELATED TO      SALES      BUSINESS                     CONTINUING
                                    ADJUSTED   INVESTMENT      REALIZED     PRACTICES  AND RELATED                    OPERATIONS
                                   OPERATING      GAINS          GAINS       REMEDIES     RUNOFF    DEMUTUALIZATION  BEFORE INCOME
                                     INCOME   (LOSSES), NET  (LOSSES), NET  AND COSTS   OPERATIONS      EXPENSES         TAXES
                                     ------   -------------  -------------  ---------   ----------      --------         -----
                                                                            (IN MILLIONS)
Individual Life Insurance           $   178      $     18      $      -     $       -    $      -       $       -      $     196
Private Client Group                    114             -             -             -           -               -            114
Retail Investments                      249            97            (3)            -           -               -            343
Property and Casualty Insurance         311            16             -             -           -               -            327
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total U.S. Consumer Division         852           131            (3)            -           -               -            980
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

Group Insurance                          98           123             -             -           -               -            221
Other Employee Benefits                 342           595          (222)            -           -               -            715
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total Employee Benefits
     Division                           440           718          (222)            -           -               -            936
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

International Insurance                 144             9             -             -           -               -            153
International Securities and
   Investments                           13            -              -             -           -               -             13
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total International Division         157             9             -             -           -               -            166
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

Investment Management and
   Advisory Services                    144             1             -             -           -               -            145
Other Asset Management                   22             -             -             -           -               -             22
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total Asset Management
     Division                           166             1             -             -           -               -            167
                                    --------     --------      ---------    ----------   ---------      ----------     ----------

Corporate and Other                     (34)           85             -        (1,150)       (196)            (24)        (1,319)
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total -- Financial Services
     Businesses                       1,581           944          (225)       (1,150)       (196)            (24)           930
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
Traditional Participating Products
   segment                              206         1,697          (236)            -           -               -          1,667
                                    --------     --------      ---------    ----------   ---------      ----------     ----------
   Total                            $ 1,787      $  2,641      $   (461)    $  (1,150)   $   (196)      $     (24)     $   2,597
                                    ========     ========      =========    ==========   =========      ==========     ==========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The summary below presents certain financial information for the Company's reportable segments:

                                                                               YEAR ENDED DECEMBER 31, 2000
                                                         ------------------------------------------------------------------------
                                                                                                      INTEREST
                                                                                                    CREDITED TO
                                                                            NET                    POLICYHOLDERS'
                                                                        INVESTMENT  POLICYHOLDERS'    ACCOUNT      DIVIDENDS TO
                                                          REVENUES        INCOME       BENEFITS       BALANCES     POLICYHOLDERS
                                                          --------        ------       --------       --------     -------------
                                                                                      (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                             $ 1,855       $   374        $   650       $    131        $     12
     Private Client Group                                    2,689           299              -              -               -
     Retail Investments                                      1,631           478            152            264               1
     Property and Casualty Insurance                         1,840           193          1,045              -               -
                                                           --------      -------        -------       ---------       --------
         Total U.S. Consumer Division                        8,015         1,344          1,847            395              13
                                                           --------      -------        -------       ---------       --------

     Group Insurance                                         2,801           485          2,042            200               -
     Other Employee Benefits                                 2,885         2,332            930          1,024               -
                                                           --------      -------        -------       ---------       --------
         Total Employee Benefits Division                    5,686         2,817          2,972          1,224               -
                                                           --------      -------        -------       ---------       --------

     International Insurance                                 1,920           129          1,265              2               1
     International Securities and Investments                  704            66              -              -               -
                                                           --------      -------        -------       ---------       --------
         Total International Division                        2,624           195          1,265              2               1
                                                           --------      -------        -------       ---------       --------

     Investment Management and Advisory Services               874            21              -              -               -
     Other Asset Management                                    470            31              -              -               -
                                                           --------      -------        -------       ---------       --------
         Total Asset Management Division                     1,344            52              -              -               -
                                                           --------      -------        -------       ---------       --------

     Corporate and Other                                       283           816             23             (3)              4
                                                           --------      -------        -------       ---------       --------
         Total                                              17,952         5,224          6,107          1,618              18
                                                           --------      -------        -------       ---------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                  (379)            -              -              -               -
     Related Charges:
         Reserves                                                -             -             36              -               -
         Amortization of deferred policy
              acquisition costs                                  -             -              -              -               -
                                                           --------      -------        -------       ---------       --------
              Total realized investment gains,
                  net of losses and related charges           (379)            -             36              -               -
                                                           --------      -------        -------       ---------       --------
     Divested businesses and related runoff operations         269           101             14              -               -
                                                           --------      -------        -------       ---------       --------
         Total -- Financial Services Businesses             17,842         5,325          6,157          1,618              18
                                                           --------      -------        -------       ---------       --------
Traditional Participating Products segment                   8,611         4,172          4,483            133           2,261
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                    91             -              -              -               -
     Related Charges:
         Dividends to policyholders                              -             -              -              -             445
                                                           --------      -------        -------       ---------       --------
         Total realized investment gains, net
              of losses and related charges                     91             -              -              -             445
                                                           --------      -------        -------       ---------       --------
         Total -- Traditional Participating
              Products segment                               8,702         4,172          4,483            133           2,706
                                                           --------      -------        -------       ---------       --------
         Total per Consolidated Financial Statements       $26,544       $ 9,497        $10,640       $  1,751        $  2,724
                                                           ========      =======        =======       =========       ========



                                                                   YEAR ENDED
                                                               DECEMBER 31, 2000
                                                           ------------------------
                                                                      AMORTIZATION
                                                                       OF DEFERRED
                                                                         POLICY
                                                            INTEREST   ACQUISITION
                                                            EXPENSE       COSTS
                                                            -------       -----
                                                                (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                              $   10      $   172
     Private Client Group                                        -            -
     Retail Investments                                          1          212
     Property and Casualty Insurance                             -          365
                                                            -------     --------
         Total U.S. Consumer Division                           11          749
                                                            -------     --------

     Group Insurance                                            (1)           1
     Other Employee Benefits                                    44           22
                                                            -------     --------
         Total Employee Benefits Division                       43           23
                                                            -------     --------

     International Insurance                                     4          145
     International Securities and Investments                    -            1
                                                            -------     --------
         Total International Division                            4          146
                                                            -------     --------

     Investment Management and Advisory Services                 5            -
     Other Asset Management                                      -            -
                                                            -------     --------
         Total Asset Management Division                         5            -
                                                            -------     --------

     Corporate and Other                                       385          (84)
                                                            -------     --------
         Total                                                 448          834
                                                            -------     --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -            -
     Related Charges:
         Reserves                                                -            -
         Amortization of deferred policy
              acquisition costs                                  -           (7)
                                                            -------     --------
              Total realized investment gains,
                  net of losses and related charges              -           (7)
                                                            -------     --------
     Divested businesses and related runoff operations           -            -
                                                            -------     --------
         Total -- Financial Services Businesses                448          827
                                                            -------     --------
Traditional Participating Products segment                     152          269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -            -
     Related Charges:
         Dividends to policyholders                              -            -
                                                            -------     --------
         Total realized investment gains, net
              of losses and related charges                      -            -
                                                            -------     --------
         Total -- Traditional Participating
Products segment                                               152          269
                                                            -------     --------
         Total per Consolidated Financial Statements        $  600      $ 1,096
                                                            =======     ========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                             YEAR ENDED DECEMBER 31, 1999
                                                         --------------------------------------------------------------------
                                                                                                   INTEREST
                                                                                                  CREDITED TO
                                                                       NET                      POLICYHOLDERS'
                                                                    INVESTMENT  POLICYHOLDERS'      ACCOUNT     DIVIDENDS TO
                                                          REVENUES    INCOME       BENEFITS        BALANCES     POLICYHOLDERS
                                                          --------    ------       --------        --------     -------------
                                                                                     (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                            $ 1,723    $   316        $   519       $     126        $      8
     Private Client Group                                   2,509        269              -               -               -
     Retail Investments                                     1,551        491            118             271               -
     Property and Casualty Insurance                        1,747        197          1,100               -               -
                                                          -------    -------        -------       ---------        --------
         Total U.S. Consumer Division                       7,530      1,273          1,737             397               8
                                                          -------    -------        -------       ---------        --------

     Group Insurance                                        2,428        470          1,749             197               -
     Other Employee Benefits                                3,014      2,460            997           1,086               -
                                                          -------    -------        -------       ---------        --------
         Total Employee Benefits Division                   5,442      2,930          2,746           1,283               -
                                                          -------    -------        -------       ---------        --------

     International Insurance                                1,522         99          1,031               1               2
     International Securities and Investments                 580         54              -               -               -
                                                          -------    -------        -------       ---------        --------
         Total International Division                       2,102        153          1,031               1               2
                                                          -------    -------        -------       ---------        --------

     Investment Management and Advisory Services              768          3              -               -               -
     Other Asset Management                                   369         29              -               -               -
                                                          -------    -------        -------       ---------        --------
         Total Asset Management Division                    1,137         32              -               -               -
                                                          -------    -------        -------       ---------        --------

     Corporate and Other                                      566        926             80               -               5
                                                          -------    -------        -------       ---------        --------
         Total                                             16,777      5,314          5,594           1,681              15
                                                          -------    -------        -------       ---------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                  586          -              -               -               -
     Related Charges:
         Reserves                                               -          -            147               -               -
         Amortization of deferred policy
              acquisition costs                                 -          -              -               -               -
                                                          -------    -------        -------       ---------        --------
              Total realized investment gains,
                  net of losses and related charges           586          -            147               -               -
                                                          -------    -------        -------       ---------        --------
     Divested businesses and related runoff operations        511        142             65               -               -
                                                          -------    -------        -------       ---------        --------
         Total -- Financial Services Businesses            17,874      5,456          5,806           1,681              15
                                                          -------    -------        -------       ---------        --------
Traditional Participating Products segment                  8,356      3,911          4,420             130           2,246
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                  338          -              -               -               -
     Related Charges:
         Dividends to policyholders                             -          -              -               -             310
                                                          -------    -------        -------       ---------        --------
         Total realized investment gains, net
              of losses and related charges                   338          -              -               -             310
                                                          -------    -------        -------       ---------        --------
         Total -- Traditional Participating
              Products segment                              8,694      3,911          4,420             130           2,556
                                                          -------    -------        -------       ---------        --------
         Total per Consolidated Financial Statements      $26,568    $ 9,367        $10,226       $   1,811        $  2,571
                                                          =======    =======        =======       =========        ========


                                                                YEAR ENDED
                                                             DECEMBER 31, 1999
                                                         ------------------------
                                                                    AMORTIZATION
                                                                    OF DEFERRED
                                                                       POLICY
                                                          INTEREST  ACQUISITION
                                                          EXPENSE      COSTS
                                                          -------      -----
                                                               (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                             $    4     $    185
     Private Client Group                                       -            -
     Retail Investments                                         5          230
     Property and Casualty Insurance                            -          350
                                                           ------     ---------
         Total U.S. Consumer Division                           9          765
                                                           ------     ---------

     Group Insurance                                            -            -
     Other Employee Benefits                                   51           10
                                                           ------     ---------
         Total Employee Benefits Division                      51           10
                                                           ------     ---------

     International Insurance                                    -          102
     International Securities and Investments                   -            1
                                                           ------     ---------
         Total International Division                           -          103
                                                           ------     ---------

     Investment Management and Advisory Services                -            -
     Other Asset Management                                     -            -
                                                           ------     ---------
         Total Asset Management Division                        -            -
                                                           ------     ---------

     Corporate and Other                                      420          (32)
                                                           ------     ---------
         Total                                                480          846
                                                           ------     ---------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                    -            -
     Related Charges:
         Reserves                                               -            -
         Amortization of deferred policy
              acquisition costs                                 -           (5)
                                                           ------     ---------
              Total realized investment gains,
                  net of losses and related charges             -           (5)
                                                           ------     ---------
     Divested businesses and related runoff operations          -            -
                                                           ------     ---------
         Total -- Financial Services Businesses               480          841
                                                           ------     ---------
Traditional Participating Products segment                     71          314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                    -            -
     Related Charges:
         Dividends to policyholders                             -            -
                                                           ------     ---------
         Total realized investment gains, net
              of losses and related charges                     -            -
                                                           ------     ---------
         Total -- Traditional Participating
              Products segment                                 71          314
                                                           ------     ---------
         Total per Consolidated Financial Statements       $  551     $  1,155
                                                           ======     =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31, 1998
                                                            --------------------------------------------------------------------
                                                                                                      INTEREST
                                                                                                     CREDITED TO
                                                                          NET                      POLICYHOLDERS'
                                                                       INVESTMENT  POLICYHOLDERS'      ACCOUNT     DIVIDENDS TO
                                                             REVENUES    INCOME       BENEFITS        BALANCES     POLICYHOLDERS
                                                             --------    ------       --------        --------     -------------
                                                                                        (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                               $ 1,674    $   300        $   525       $    117        $      5
     Private Client Group                                      2,317        255              -              -               -
     Retail Investments                                        1,532        567            125            294               -
     Property and Casualty Insurance                           1,812        223          1,070              -               -
                                                             -------    -------        -------       --------        --------
         Total U.S. Consumer Division                          7,335      1,345          1,720            411               5
                                                             -------    -------        -------       --------        --------

     Group Insurance                                           2,205        441          1,650            158               -
     Other Employee Benefits                                   3,258      2,730            991          1,278               -
                                                             -------    -------        -------       --------        --------
         Total Employee Benefits Division                      5,463      3,171          2,641          1,436               -
                                                             -------    -------        -------       --------        --------

     International Insurance                                   1,090         65            742              3               2
     International Securities and Investments                    532         55              -              -               -
                                                             -------    -------        -------       --------        --------
         Total International Division                          1,622        120            742              3               2
                                                             -------    -------        -------       --------        --------

     Investment Management and Advisory Services                 740          2              -              -               -
     Other Asset Management                                      253          9              -              -               -
                                                             -------    -------        -------       --------        --------
         Total Asset Management Division                         993         11              -              -               -
                                                             -------    -------        -------       --------        --------

     Corporate and Other                                         313        894             20              -               5
                                                             -------    -------        -------       --------        --------
         Total                                                15,726      5,541          5,123          1,850              12
                                                             -------    -------        -------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     944          -              -              -               -
     Related Charges:
         Reserves                                                  -          -            218              -               -
         Amortization of deferred policy
              acquisition costs                                    -          -              -              -               -
                                                             -------    -------        -------       --------        --------
              Total realized investment gains,
                  net of losses and related charges              944          -            218              -               -
                                                             -------    -------        -------       --------        --------
     Divested businesses and related runoff operations           325        119             55              -               -
                                                             -------    -------        -------       --------        --------
         Total -- Financial Services Businesses               16,995      5,660          5,396          1,850              12
                                                             -------    -------        -------       --------        --------
Traditional Participating Products segment                     8,332      3,794          4,390            103           2,229
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                   1,697          -              -              -               -
     Related Charges:
         Dividends to policyholders                                -          -              -              -             236
                                                             -------    -------        -------       --------        --------
         Total realized investment gains, net
              of losses and related charges                    1,697          -              -              -             236
                                                             -------    -------        -------       --------        --------
         Total -- Traditional Participating
              Products segment                                10,029      3,794          4,390            103           2,465
                                                             -------    -------        -------       --------        --------
         Total per Consolidated Financial Statements         $27,024    $ 9,454        $ 9,786       $  1,953        $  2,477
                                                             =======    =======        =======       ========        ========


                                                                  YEAR ENDED
                                                               DECEMBER 31, 1998
                                                           ------------------------
                                                                      AMORTIZATION
                                                                       OF DEFERRED
                                                                         POLICY
                                                            INTEREST   ACQUISITION
                                                            EXPENSE       COSTS
                                                            -------       -----
                                                                 (IN MILLIONS)
Financial Services Businesses:
     Individual Life Insurance                               $   4       $    185
     Private Client Group                                        -              -
     Retail Investments                                          3            180
     Property and Casualty Insurance                             -            340
                                                             -----       ---------
         Total U.S. Consumer Division                            7            705
                                                             -----       ---------

     Group Insurance                                             1              -
     Other Employee Benefits                                    28             10
                                                             -----       ---------
         Total Employee Benefits Division                       29             10
                                                             -----       ---------

     International Insurance                                     -            103
     International Securities and Investments                    -              1
                                                             -----       ---------
         Total International Division                            -            104
                                                             -----       ---------

     Investment Management and Advisory Services                 -              5
                                                                 -              -
                                                             -----       ---------
     Other Asset Management
         Total Asset Management Division                         -              5
                                                             -----       ---------

     Corporate and Other                                       446            (50)
                                                             -----       ---------
         Total                                                 482            774
                                                             -----       ---------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -              -
     Related Charges:
         Reserves                                                -              -
         Amortization of deferred policy
              acquisition costs                                  -              7
                                                             -----       ---------
              Total realized investment gains,
                  net of losses and related charges              -              7
                                                             -----       ---------
     Divested businesses and related runoff operations           -              -
                                                             -----       ---------
         Total -- Financial Services Businesses                482            781
                                                             -----       ---------
Traditional Participating Products segment                      66            358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
     related charges:
     Realized investment gains (losses), net                     -              -
     Related Charges:
         Dividends to policyholders                              -              -
                                                             -----       ---------
         Total realized investment gains, net
              of losses and related charges                      -              -
                                                             -----       ---------
         Total -- Traditional Participating
              Products segment                                  66            358
                                                             -----       ---------
         Total per Consolidated Financial Statements         $ 548       $  1,139
                                                             =====       =========

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

16.     SEGMENT INFORMATION (CONTINUED)

        The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                         ASSETS
                                                        --------------------------------------
                                                             2000        1999        1998
                                                          ----------  ----------  ----------
                                                                     (IN MILLIONS)
Individual Life Insurance                                 $   22,992  $   22,040  $   20,406
Private Client Group                                          18,426      23,157      17,681
Retail Investments                                            27,042      28,658      25,594
Property and Casualty Insurance                                4,763       4,380       4,865
                                                          ----------  ----------  ----------
          Total U.S. Consumer Division                        73,223      78,235      68,546
                                                          ----------  ----------  ----------

Group Insurance                                               15,891      13,850      12,014
Other Employee Benefits                                       59,926      60,105      67,702
                                                          ----------  ----------  ----------
          Total Employee Benefits Division                    75,817      73,955      79,716
                                                          ----------  ----------  ----------

International Insurance                                        6,726       5,804       4,329
International Securities and Investments                       3,644       3,471       3,460
                                                          ----------  ----------  ----------
          Total International Division                        10,370       9,275       7,789
                                                          ----------  ----------  ----------

Investment Management and Advisory Services                   20,251      18,174      18,421
Other Asset Management                                        10,351       7,384       5,716
                                                          ----------  ----------  ----------
          Total Asset Management Division                     30,602      25,558      24,137
                                                          ----------  ----------  ----------

Corporate and Other                                           12,814      29,498      36,136
                                                          ----------  ----------  ----------
          Total--Financial Services Businesses               202,826     216,521     216,324
                                                          ----------  ----------  ----------

Traditional Participating Products segment                    69,927      68,573      63,098
                                                          ----------  ----------  ----------
          Total Assets                                    $  272,753  $  285,094  $  279,422
                                                          ==========  ==========  ==========



17.     CONTINGENCIES AND LITIGATION

        CONTINGENCIES

        On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

        The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

        The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

        It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.     CONTINGENCIES AND LITIGATION (CONTINUED)

        however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

        LITIGATION

        The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

        In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

        As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

        The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.     CONTINGENCIES AND LITIGATION (CONTINUED)

        The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                      2000        1999        1998       1997       1996
                                                                      ----        ----        ----       ----       ----
                                                                                         (IN MILLIONS)
        Liability balance at beginning of period                      $  891    $ 3,058     $   2,553  $   963     $     -
        Charges to expense:
              Remedy costs                                               (54)       (99)          510    1,640         410
              Additional sales practices costs                            54        199           640      390         715
                                                                      -------   --------    ---------  -------     -------
              Total charges to expense                                    -         100         1,150    2,030       1,125
        Amounts paid or credited:
              Remedy costs                                               448      1,708           147        -           -
              Additional sales practices costs                           190        559           498      440         162
                                                                      -------   --------    ---------  -------     -------
              Total amounts paid or credited                             638      2,267           645      440         162
                                                                      -------   --------    ---------  -------     -------
        Liability balance at end of period                            $  253    $   891     $   3,058  $ 2,553     $   963
                                                                      =======   ========    =========  =======     =======

                                                                                          =======     =====      =====

        In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

        In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

        In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied; (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

        In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

        In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

        In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.     CONTINGENCIES AND LITIGATION (CONTINUED)

        of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

        The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18.     OTHER EVENTS

        The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

                           PART C - OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


(1) Financial Statements of The Prudential Variable Contract Account-24 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2000; the Statement of Operations for the period ended December 31, 2000; the Statements of Changes in Net Assets for the periods ended December 31, 2000 and 1999 and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).



(2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2000 and 1999; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b) Exhibits

(1) Resolution of the Finance                                        Incorporated by reference to Exhibit (1)
    Committee of the Board of                                        Post-Effective Amendment No. 23
    Directors of The Prudential                                      to this Registration Statement,
    Insurance Company of America                                     filed April 30, 1998
    establishing The Prudential
    Variable Contract Account-24

(4) (a) Specimen Copy of Group                                       Incorporated by reference to
    Annuity Contract Form                                            Exhibit 4(a) to Pre-Effective
    CVA-1000-87 for individual                                       Amendment No. 1 to this
    retirement annuities                                             Registration Statement, filed April 24, 1987

    (a)(i) Specimen Copy of Group                                    Incorporated by reference to
    Annuity Contract Form                                            Exhibit 4(a)(i) to Post-
    CVA-1000-87 for individual                                       Effective Amendment No. 2
    retirement annuity contracts                                     to this Registration Statement,
    issued after May 1, 1998                                         filed April 8, 1998

    (a)(ii) Specimen Copy of Group                                   Incorporated by reference to
    Annuity Contract Form                                            Exhibit 4(a)(ii) to Post-
    CVA-1000-87 for individual                                       Effective Amendment No. 6
    retirement annuity contracts                                     to this Registration Statement,
    issued after May 1, 1990                                         filed April 30, 1990

(a)(iii) Specimen Copy of Group                                      Incorporated by reference to
Annuity Contract Form GVA-1000-87                                    Exhibit (4)(a)(iii) to Post-Effective
for individual retirement annuity                                    Amendment No. 10 to this
contracts issued after May 1, 1991                                   Registration Statement, filed April 29, 1991

(a)(iv) Specimen Copy of Group                                       Incorporated by reference to
Annuity Amendment Form GAA-7793                                      Exhibit (4)(a)(iii) to Post-Effective
for individual retirement annuity                                    Amendment No. 8 to this
contracts issued before May 1, 1990                                  Registration Statement, filed April 30, 1990

(b) Specimen Copy of Group                                           Incorporated by reference to
Annuity Contract Form GVA-120-87                                     Exhibit (4)(b) to Pre-Effective
for tax-deferred annuities                                           Amendment No. 1 to this
                                                                     Registration Statement, filed April 24, 1987

(b)(i) Specimen Copy of Group                                        Incorporated by reference to


 Annuity Contract Form GVA-120-87                                     Exhibit (4)(b)(i) to Post-Effective
 for tax-deferred annuity contracts                                   Amendment No. 2 to this
 issued after May 1, 1988                                             Registration Statement, filed
                                                                      April 8, 1988

 (b)(ii) Specimen Copy of Group                                       Incorporated by reference to
 Annuity Contract Form GVA-120-87                                     Exhibit (4)(b)(ii) to Post-Effective
 for tax-deferred annuity contracts                                   Amendment No. 8 to this
 issued after May 1, 1990                                             Registration Statement, filed
                                                                      April 30, 1990

 (b)(iii) Specimen Copy of Group                                      Incorporated by reference to
 Annuity Contract Form GVA-120-87                                     Exhibit (4)(b)(iii) to Post-Effective
 for tax-deferred annuity contracts                                   Amendment No. 10 to this
 issued after May 1, 1991                                             Registration Statement, filed
                                                                      April 29, 1991

 (b)(iv) Specimen Copy of Group                                       Incorporated by reference to
 Annuity Amendment Form GAA-7764                                      Exhibit (4)(b)(iii) to Post-Effective
 for tax-deferred annuity contracts                                   Amendment No. 8 to this
 issued before May 1, 1990                                            Registration Statement, filed
                                                                      April 30, 1990

 (c) Specimen Copy of Group                                           Incorporated by reference to Annuity
 Contract Form GVA-1010-87                                            Exhibit (4)(c) to Pre-Effective
 for deferred compensation plans                                      Amendment No. 1 to this
                                                                      Registration Statement, filed April 24, 1987

 (c)(i) Specimen Copy of Group                                        Incorporated by reference to
 Annuity Contract Form GVA-1010-87                                    Exhibit (4)(c)(i) to Post-Effective
 for deferred compensation plan                                       Amendment No. 2 to this
 contracts issued after May 1, 1988                                   Registration Statement, filed April 8, 1988

 (c)(ii) Specimen Copy of Group                                       Incorporated by reference to
 Annuity Contract Form GVA-1010-87                                    Exhibit (4)(c)(ii) to Post-Effective
 for deferred compensation plan                                       Amendment No. 8 to this
 contracts issued after May 1, 1990                                   Registration Statement, filed
                                                                      April 30, 1990

 (c)(iii) Specimen Copy of Group                                      Incorporated by reference to
 Annuity Contract Form GVA-1010-87                                    Exhibit (4)(c)(iii) to Post-Effective
 for deferred compensation plan                                       Amendment No. 10 to this
 contracts issued after May 1, 1991                                   Registration Statement, filed
                                                                      April 29, 1991

 (c)(iv) Specimen Copy of Group                                       Incorporated by reference to
 Annuity Amendment Form GAA-7792                                      Exhibit (4)(c)(iii) to Post-Effective
 for deferred compensation plan                                       Amendment No. 8 to this
 contracts issued before May 1, 1990                                  Registration Statement, filed
                                                                      April 30, 1990

 (iii)(f) Specimen Copy of Group                                      Incorporated by reference to
 Annuity Contract Form GAA-7900-                                      Exhibit 1 to Post-Effective
 Defcomp for deferred compensation                                    Amendment No. 27 to the
 plan contracts issued before May 1,                                  Registration Statement of The
 1996                                                                 Prudential Variable Contract
                                                                      Account-10, Registration Statement
                                                                      No. 2-76580, filed April 29, 1996

 (iii)(g) Specimen Copy of Group                                      Incorporated by reference to
 Annuity Contract Form GAA-7900-                                      Exhibit 11 to Post-Effective

 DefComp-1 for deferred                                               Amendment No. 27 to the
 compensation plan contracts issued                                   Registration Statement of The
 before May 1, 1996                                                   Prudential Variable Contract
                                                                      Account-10, Registration Statement
                                                                      No. 2-76580, filed April 29, 1996

 (iii)(h) Specimen Copy of Group                                      Incorporated by reference to
 Annuity Contract Form GAA-7900-                                      Exhibit 12 to Post-Effective
 Secular for deferred compensation                                    Amendment No. 27 to the
 plan contracts issued before May 1,                                  Registration Statement of The
 1996                                                                 Prudential Variable Contract
                                                                      Account-10, Registration Statement
                                                                      No. 2-76580, filed April 29, 1996

 (iii)(i) Specimen Copy of Group                                      Incorporated by reference to
 Annuity Contract Form GAA-7900-                                      Exhibit 13 to Post-Effective
 Secular-1 for deferred compensation                                  Amendment No.  27 to the
 plan contracts issued before May 1,                                  Registration Statement of The
 1996                                                                 Prudential Variable Contract
                                                                      Account-10, Registration Statement
                                                                      No. 2-76580, filed April 29, 1996

 (d) Specimen Copy of Group                                           Incorporated by reference to Annuity
 Contract Form GVA-1010-87                                            Exhibit (4)(d) to Post-Effective
 for non-qualified deferred                                           Amendment No. 2 to this
 compensation plans                                                   Registration Statement, filed
                                                                      April 8, 1988

 (5) Application and Enrollment Forms as                              Incorporated by reference to
 revised for use after May 1, 1991                                    Exhibit (5) to Post-Effective
                                                                      Amendment No. 10 to this
                                                                      Registration Statement, filed
                                                                      April 29, 1991

 (6)(a) Copy of the Charter of Prudential                             Incorporated by reference to
 as amended to and including                                          Post-Effective Amendment No. 9 to
 November 14, 1995                                                    Form S-1, Registration No.33-20083,
                                                                      filed April 9, 1997 on behalf of The
                                                                      Prudential Variable Contract Real Property Account

 (b) Copy of the By-Laws of Prudential, as                            Incorporated by reference to Form S-6, Registration No.
 amended to and including May 12, 1998                                333-64957, filed on September 30, 1998 via EDGAR on
                                                                      behalf of The Prudential Variable Appreciable Account

 (9) Opinion of Counsel                                               Incorporated by reference to
                                                                      Exhibit (9) to this Registration
                                                                      Statement, filed April 4, 1987

 (10)(a) Consent of independent accountants                           Filed herewith.

 (b) Powers of Attorney for Directors                                 Incorporated by reference to
 and Officers of Prudential                                           Post-Effective Amendment No. 14
                                                                      to Form S-1, Registration No.
                                                                      33-20083, filed April 10, 2001
                                                                      on behalf of The Prudential
                                                                      Variable Contract Real Property Account

 (13) Calculation of Performance Data                                 Appears under the heading of "Performance Information"
                                                                      in the Statement of Additional Information
                                                                      (Part B of this Registration Statement)





ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Information about Prudential's Directors and Executive Officers appears under the headings "The Prudential Insurance Company of America-Directors" and "The Prudential Insurance Company of America-Principal Officers" in the Statement of Additional Information (Part B of this Registration Statement).



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America, a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are listed under Item 24 to Post-Effective Amendment No. 42 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about May 1, 2001, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares of The Prudential Series Fund, Inc. are held in separate accounts of Pruco Life insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential and in the separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management Investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940.


Prudential is a mutual insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.



ITEM 27. NUMBER OF CONTRACTOWNERS


As of February 28, 2001, the number of contract owners of qualified and non-qualified contracts offered by Registrant was 485.





ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


New Jersey, being the state of organization of Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.



Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER

(a)  Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential's Gibraltor Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Series, Target Funds, The Prudential Investment Portfolios, Inc., and the Target Portfolio Trust.



     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


(b) Information concerning the officers and directors of PIMS is set forth below.


                                            POSITIONS AND OFFICES                      POSITIONS AND OFFICES
NAME                                        WITH UNDERWRITER                           WITH REGISTRANT
----                                        ----------------                           ---------------
Robert F. Gunia*.........................   President                                  None

Stuart A. Abrams**.......................   Senior Vice President and Chief            None
                                            Compliance Officer

William V. Healy*........................   Senior Vice President, Secretary and       None
                                            Chief Legal Officer

Margaret M. Deverell**...................   Senior Vice President and Chief            None
                                            Financial Officer

Bernard B. Winograd*.....................   Executive Vice President                   None



-------------------------
*    Principal Business Address: 100 Mulberry Street, Newark, NJ 07102
**   Principal Business Address: 213 Washington Street, Newark, NJ 07102


(c)  Not Applicable


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America and The Prudential Investment Corporation
751 Broad Street
Newark, New Jersey 07102-3777

Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

The Prudential Insurance Company of America and
The Prudential Investment Corporation
56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America
c/o Prudential Defined Contribution Services
30 Scranton Office Park
Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company
801 Pennsylvania
Kansas City, Missouri 64105



ITEM 31. MANAGEMENT SERVICES


Not applicable.


ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no- action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 8, 1988.

(e) Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraph (a) - (d) of the Rule.

                                   SIGNATURES


  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has caused this post-effective amendment under Rule 485(a) to be signed on its behalf, in the City of Newark, and State of New Jersey on this 30th day of April, 2001.



                    THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24
                    (REGISTRANT)

                    BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (DEPOSITOR)


                                               By:    /s/ DAVID R. ODENATH, JR.
                                                      -------------------------
                                               David R. Odenath, Jr.
                                               Executive Vice President



  As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.



     SIGNATURE                           TITLE                       DATE
 ------------------              --------------------             -----------
 *ARTHUR F. RYAN                 Chairman of the Board, )         April 30, 2001
 ---------------                 Chief Executive Officer)
 Arthur F. Ryan                  and President          )
                                                        )
 *FRANKLIN E. AGNEW                                     )
 ------------------                                     )
  Franklin E. Agnew                             Director)
                                                        )
 *FREDERIC K. BECKER                                    )
 -------------------                                    )
  Frederic K. Becker                            Director)
                                                        )
 *MARTIN A. BERKOWITZ                                   )
 --------------------                                   )
 Martin A. Berkowitz               Senior Vice President)
                                                        )
 *RICHARD J. CARBONE                                    )
 -------------------                                    )
 Richard J. Carbone              Chief Financial Officer)
                                                        )
 *JAMES G. CULLEN                                       )
 ----------------                                       )
  James G. Cullen                               Director)
                                                        )
 *CAROLYNE K. DAVIS                                     )
 ------------------                                     )
  Carolyne K. Davis                             Director)
                                                        )
 *ROGER A. ENRICO                                       )
 ----------------                                       )
  Roger A. Enrico                               Director)
                                                        )
 *ALLAN D. GILMOUR                                      )
 -----------------                                      )
  Allan D. Gilmour                              Director)
                                                        )
 *WILLIAM H. GRAY, III                                  )         April 30, 2001
 ---------------------                                  )
  William H. Gray, III                          Director)

 *JON F. HANSON                                          )
 --------------                                          )
  Jon F. Hanson                                  Director)
                                                         )
 *GLEN H. HINER, JR.                                     )
 -------------------                                     )
 Glen H. Hiner, Jr.                              Director)
                                                         )
 *CONSTANCE J. HORNER                                    )
 --------------------                                    )
  Constance J. Horner                            Director)
                                                         )
 *GAYNOR KELLEY                                          )
 --------------                                          )
 Gaynor Kelley                                   Director)
                                                         )
 *BURTON G. MALKIEL                                      )
 ------------------                                      )
  Burton G. Malkiel                              Director)
                                                         )
 *IDA F.S. SCHMERTZ                                      )
 ------------------                                      )
 Ida F.S. Schmertz                               Director)
                                                         )
 *CHARLES R. SITTER                                      )
 ------------------                                      )
  Charles R. Sitter                              Director)          April 30, 2001
                                                         )
 *DONALD L. STAHELI                                      )
 ------------------                                      )
  Donald L. Staheli                              Director)
                                                         )
 *RICHARD M. THOMSON                                     )
 -------------------                                     )
  Richard M. Thomson                             Director)
                                                         )
 *JAMES A. UNRUH                                         )
 ---------------                                         )
 James A. Unruh                                  Director)
                                                         )
 *P. ROY VAGELOS, M.D.                                   )
 ---------------------                                   )
  P. Roy Vagelos, M.D.                           Director)
                                                         )
 *STANLEY C. VAN NESS                                    )
 --------------------                                    )
  Stanley C. Van Ness                            Director)
                                                         )
 *PAUL A. VOLCKER                                        )
 ----------------                                        )
  Paul A. Volcker                                Director)
                                                         )
 *ANTHONY S. PISZEL                                      )
 ------------------                                      )
 Anthony S. Piszel                         Vice President)
                                           and Controller)


                                           *By: /s/ JONATHAN D. SHAIN
                                                   -----------------------
                                                    Jonathan D. Shain
                                                    (Attorney-in-Fact)

                                 EXHIBIT INDEX


                                                                                                          Page

(10)(a) Consent of independent accountants                                                                Filed herewith.